UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-08200

                                Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                  Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Linda Giuffré, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                  Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

A no-load mutual fund family

Annual Report June 30, 2023

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX

(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP VALUE	BRSVX

OMNI SMALL-CAP VALUE	BOSVX

MANAGED VOLATILITY	BRBPX

bridgewayfunds.com

June 30, 2023

Bridgeway Funds Standardized Returns (%) as of June 30, 2023* (Unaudited)

			Annualized

Fund	Quarter	Six Months	1 Year	5 Years	10 Years	15 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	5.16	12.50	18.66	2.85	7.19	3.85	11.06	8/5/1994	0.39%	0.39%
Ultra-Small Company	2.67	6.69	10.37	7.71	6.22	7.68	12.56	8/5/1994	1.26%	1.26%
Ultra-Small Co Market	3.72	3.42	-0.01	0.95	6.41	7.11	9.13	7/31/1997	0.81%[1]	0.78%[1]
Small-Cap Value	2.27	4.12	11.30	10.09	10.12	8.40	8.87	10/31/2003	0.83%	0.83%
Omni Small-Cap Value	1.64	-1.59	5.04	4.62	8.12	N/A	10.22	8/31/2011	0.61%[1]	0.47%[1]
Managed Volatility	3.32	6.52	12.00	4.87	4.74	4.04	4.27	6/30/2001	1.20%[1]	0.95%[1]
Bridgeway Funds Returns (%) for Calendar Years 2013 through 2022* (Unaudited)

	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Aggressive Investors 1	42.21	14.99	-9.82	19.47	18.44	-22.44	21.85	14.35	19.89	-22.38
Ultra-Small Company	55.77	-0.56	-16.12	14.06	3.88	-15.68	9.51	31.31	33.34	-10.72
Ultra-Small Co Market	50.91	4.61	-8.28	21.47	12.47	-17.12	15.34	25.53	22.31	-23.40
Small-Cap Value	39.72	0.79	-9.43	26.79	7.11	-13.06	14.98	12.04	67.74	-7.74
Omni Small-Cap Value	44.64	0.81	-6.62	34.51	6.01	-17.15	13.89	0.83	47.97	-3.85
Managed Volatility	9.25	5.95	0.17	2.42	8.18	-3.97	11.88	10.55	7.91	-4.93

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit bridgewayfunds.com or call 800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2023.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 800-661-3550 or visit the Funds’ website at bridgewayfunds.com. Funds are available for purchase by residents of the United States, Puerto Rico, US Virgin Islands, and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	Annual Report | June 30, 2023

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2023 (Unaudited)

Dear Fellow Shareholders,

Performance across domestic equity markets was positive for the June quarter and for the 12 months ended June 30, 2023. Stocks in all size and style categories had positive returns for the fiscal year, but larger stocks and growth stocks outperformed smaller company stocks and value stocks. As a result, large-cap growth stocks delivered the fiscal year’s highest returns, while small-cap value stocks had the worst performance on a relative basis, yet still delivered positive returns. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistical, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and the fiscal year. We hope you find the letters helpful.

Longtime shareholders may notice differences in this year’s report. As Bridgeway prepares to adopt new SEC rules regarding tailored shareholder reports, we have merged our Omni Fund shareholder letter into this document. We have also removed our traditional section of articles and discussion that preceded the detailed explanations of Fund performance. We’ve enjoyed sharing our thoughts with you in the pages of these reports and are now providing similar commentary throughout the year on the Perspectives page of bridgeway.com.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming—both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

bridgewayfunds.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2023 (Unaudited)

Market Review

Domestic equity markets rose during the quarter ended June 30, 2023 as investor concerns over rising inflation and a potential recession eased. Stocks recorded their strongest performance in June, when signs of moderating inflation contributed to the US Federal Reserve’s decision to pause its interest rate hikes. The S&P 500 returned +8.7% for the quarter, and the Dow Jones Industrial Average (DJIA) returned +4.0%. For the fiscal year, the S&P 500 and the DJIA returned +19.6% and +14.2%, respectively.

All US equity style categories, as defined by Russell Indices, recorded positive returns for the quarter. Larger stocks outperformed smaller stocks across style categories, and growth stocks outperformed value stocks in all size categories. As a result, large-cap growth stocks had the best performance during the quarter, returning +12.8%. Small-cap value stocks had the worst performance on a relative basis, returning +3.2%.

All sectors of the S&P 500, except for the Utilities and Energy sectors, had positive returns for the quarter. The Information Technology sector recorded the largest gains, returning +17.2%, followed by the Consumer Discretionary (+14.6%) and Communication Services (+13.1%) sectors. The Utilities sector had the worst performance on a relative basis, returning -2.5%.

Below are the stock market style box returns for the quarter and the fiscal year.

	June 2023 Quarter				Fiscal Year ended June 30,2023
	Value	All	Growth		Value	All	Growth
Large	+4.07%	+8.58%	+12.81%	Large	+11.54%	+19.36%	+27.11%
Mid	+3.86%	+4.76%	+6.23%	Mid	+10.50%	+14.92%	+23.13%
Small	+3.18%	+5.21%	+7.05%	Small	+6.01%	+12.31%	+18.53%

2	Annual Report | June 30, 2023

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (Unaudited)

June 30, 2023

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2023, our Fund returned +5.16%, underperforming our primary market benchmark, the S&P 500 Index (+8.74%), and the Russell 2000 Index (+5.21%). It was a good quarter on an absolute basis, but a poor one on a relative basis.

For the fiscal year, our Fund returned +18.66%, underperforming the S&P 500 Index (+19.59%), but outperforming the Russell 2000 Index (+12.31%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2023

			Annualized

	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	5.16%	18.66%	2.85%	7.19%	3.85%	11.06%
S&P 500 Index	8.74%	19.59%	12.31%	12.86%	10.88%	10.24%
Russell 2000 Index	5.21%	12.31%	4.21%	8.26%	8.43%	8.76%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value-weighted index that measures the performance of the 2,000 companies between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

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Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2023

Detailed Explanation of Quarterly Performance

For the quarter, the Aggressive Investors 1 Fund returned +5.16%, underperforming the S&P 500 Index. All three of the Fund’s model categories lagged the benchmark during the period, detracting from relative results. The Fund’s tilt toward the benchmark’s smaller stocks hurt relative performance the most during a quarter in which larger stocks delivered the highest returns. The Fund’s tilt toward deeper value stocks across multiple valuation metrics had a mixed impact on relative results. However, the Fund’s overweightings in higher beta* and higher volatility stocks helped relative returns during the quarter.

From a sector perspective, the Fund’s allocation effect was neutral. The Fund’s stock selection effect was negative, primarily driven by holdings in the Information Technology, Communication Services, and Consumer Discretionary sectors.

*Beta is a measure of the volatility—or systematic risk—of a security or portfolio compared to the market as a whole (S&P 500). Stocks with betas higher than 1.0 can be interpreted as more volatile than the S&P 500.

Detailed Explanation of Fiscal Year Performance

For the 12-month period, the Aggressive Investors 1 Fund returned +18.66%, trailing the S&P 500 Index. The Fund’s sentiment models underperformed the benchmark and detracted from relative results. However, the Fund’s quality and value models outperformed the benchmark, partially offsetting this negative impact. The Fund’s tilt toward smaller stocks had a strong negative impact on relative performance while the Fund’s tilt towards deeper value stocks across multiple valuation metrics had a mixed effect on relative performance during the period. In contrast, overweight exposure to higher beta and higher volatility stocks added to relative returns.

From a sector perspective, the Fund’s allocation effect was positive. An overweighting in the Consumer Discretionary sector and underweightings in the Utilities and Real Estate sectors contributed the most to relative results. However, the Fund’s stock selection effect was strongly negative, primarily driven by holdings in the Information Technology, Communication Services, and Energy sectors detracting from relative performance.

4	Annual Report | June 30, 2023

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2023

Rank	Description	Industry	% of Net Assets
1	Microsoft Corp.	Information Technology	3.7%
2	Apple, Inc.	Information Technology	3.3%
3	Penumbra, Inc.	Health Care	2.1%
4	NVIDIA Corp.	Information Technology	2.0%
5	Lamb Weston Holdings, Inc.	Consumer Staples	1.9%
6	Amgen, Inc.	Health Care	1.8%
7	UnitedHealth Group, Inc.	Health Care	1.8%
8	Owens Corning	Industrials	1.6%
9	Builders FirstSource, Inc.	Industrials	1.6%
10	JPMorgan Chase & Co.	Financials	1.6%

	Total		21.4%

Industry Sector Representation as of June 30, 2023

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	3.4%	8.4%	-5.0%
Consumer Discretionary	14.0%	10.7%	3.3%
Consumer Staples	2.9%	6.7%	-3.8%
Energy	6.7%	4.1%	2.6%
Financials	15.1%	12.4%	2.7%
Health Care	14.5%	13.4%	1.1%
Industrials	12.7%	8.5%	4.2%
Information Technology	24.8%	28.3%	-3.5%
Materials	5.8%	2.5%	3.3%
Real Estate	0.0%	2.5%	-2.5%
Utilities	0.0%	2.6%	-2.6%
Cash & Other Assets	0.1%	-0.1%	0.2%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2023, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgewayfunds.com	5

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

6	Annual Report | June 30, 2023

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

COMMON STOCKS - 99.87%

Communication Services - 3.44%
Alphabet, Inc., Class A*	12,400	$1,484,280
AT&T, Inc.	115,000	1,834,250
Electronic Arts, Inc.	12,000	1,556,400
Lumen Technologies, Inc.	138,100	312,106

		5,187,036

Consumer Discretionary - 13.97%
Airbnb, Inc., Class A*	9,000	1,153,440
Amazon.com, Inc.*	15,800	2,059,688
AutoNation, Inc.*	10,700	1,761,327
Booking Holdings, Inc.*	800	2,160,264
DraftKings, Inc., Class A*	57,000	1,514,490
Expedia Group, Inc.*	10,400	1,137,656
Five Below, Inc.*	8,200	1,611,628
General Motors Co.	40,000	1,542,400
Penske Automotive Group, Inc.	8,100	1,349,703
PulteGroup, Inc.	20,000	1,553,600
Tapestry, Inc.	38,000	1,626,400
Toll Brothers, Inc.	20,000	1,581,400
Ulta Beauty, Inc.*	4,300	2,023,558

		21,075,554

Consumer Staples - 2.88%
Celsius Holdings, Inc.*	10,000	1,491,900
Lamb Weston Holdings, Inc.	24,800	2,850,760

		4,342,660

Energy - 6.68%
APA Corp.	42,000	1,435,140
Cheniere Energy, Inc.	9,600	1,462,656
Chesapeake Energy Corp.+	17,300	1,447,664
HF Sinclair Corp.	23,000	1,026,030
Marathon Petroleum Corp.	13,000	1,515,800
Occidental Petroleum Corp.	30,300	1,781,640
Valero Energy Corp.	12,000	1,407,600

		10,076,530

Financials - 15.11%
Ameriprise Financial, Inc.	5,000	1,660,800
Bank of New York Mellon Corp. (The)	30,000	1,335,600
Citigroup, Inc.	30,000	1,381,200
Everest Re Group, Ltd.	5,100	1,743,486
Fidelity National Financial, Inc.	20,000	720,000

Industry Company	Shares	Value

Financials (continued)
Jefferies Financial Group, Inc.	42,000	$1,393,140
JPMorgan Chase & Co.	16,800	2,443,392
LPL Financial Holdings, Inc.	8,700	1,891,641
Mastercard, Inc., Class A	5,000	1,966,500
MetLife, Inc.	21,400	1,209,742
Morningstar, Inc.	6,300	1,235,241
MSCI, Inc.	2,723	1,277,877
Synchrony Financial	62,300	2,113,216
UBS Group AG	75,000	1,520,250
WEX, Inc.*	5,000	910,350

		22,802,435

Health Care - 14.51%
Amgen, Inc.	12,000	2,664,240
Bio-Techne Corp.	16,000	1,306,080
Exact Sciences Corp.*	16,700	1,568,130
Halozyme Therapeutics, Inc.*	33,400	1,204,738
Hologic, Inc.*	29,100	2,356,227
Insulet Corp.*	4,700	1,355,198
Mettler-Toledo International, Inc.*	1,300	1,705,132
Molina Healthcare, Inc.*	3,700	1,114,588
Penumbra, Inc.*	9,400	3,234,164
Sarepta Therapeutics, Inc.*	9,300	1,065,036
UnitedHealth Group, Inc.	5,500	2,643,520
Veeva Systems, Inc., Class A*	8,500	1,680,705

		21,897,758

Industrials - 12.64%
Automatic Data Processing, Inc.	9,000	1,978,110
Avis Budget Group, Inc.*	3,800	868,946
Axon Enterprise, Inc.*	12,000	2,341,440
Builders FirstSource, Inc.*	18,000	2,448,000
Caterpillar, Inc.	4,500	1,107,225
Genpact, Ltd.	31,000	1,164,670
Owens Corning	19,000	2,479,500
Rollins, Inc.	35,850	1,535,455
Uber Technologies, Inc.*	38,000	1,640,460
Watsco, Inc.+	4,000	1,525,880
WillScot Mobile Mini Holdings Corp.*	41,500	1,983,285

		19,072,971

Information Technology - 24.83%
Adobe, Inc.*	3,100	1,515,869

bridgewayfunds.com	7

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company		Shares	Value

Common Stocks (continued)

Information Technology (continued)
Allegro MicroSystems, Inc.*		48,000	$2,166,720
Apple, Inc.		26,000	5,043,220
Arista Networks, Inc.*		9,300	1,507,158
Cadence Design Systems, Inc.*		7,600	1,782,352
Check Point Software Technologies, Ltd.*		13,000	1,633,060
Dolby Laboratories, Inc., Class A		20,000	1,673,600
Dropbox, Inc., Class A*		63,800	1,701,546
Fortinet, Inc.*		25,500	1,927,545
HubSpot, Inc.*		3,000	1,596,270
Keysight Technologies, Inc.*		4,500	753,525
Lattice Semiconductor Corp.*		13,400	1,287,338
Microsoft Corp.		16,300	5,550,802
NetApp, Inc.		21,100	1,612,040
NVIDIA Corp.		7,100	3,003,442
Palantir Technologies, Inc., Class A*		100,000	1,533,000
Salesforce, Inc.*		6,800	1,436,568
VeriSign, Inc.*		7,700	1,739,969

			37,464,024

Materials - 5.81%
CF Industries Holdings, Inc.		17,000	1,180,140
Nucor Corp.		13,300	2,180,934
Olin Corp.		34,000	1,747,260
Steel Dynamics, Inc.		14,400	1,568,592
West Fraser Timber Co., Ltd.+		24,400	2,097,912

			8,774,838

TOTAL COMMON STOCKS - 99.87%			150,693,806

(Cost $133,640,157)

Rate^		Shares	Value

MONEY MARKET FUND - 0.02%

Fidelity Investments Money Market Government Portfolio Class I	4.99%	30,936	30,936

TOTAL MONEY MARKET FUND - 0.02%			30,936

(Cost $30,936)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.02%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	5.16%	26,100	$26,100

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.02%			26,100

(Cost $26,100)

TOTAL INVESTMENTS - 99.91%			$150,750,842
(Cost $133,697,193)

Other Assets in Excess of Liabilities - 0.09%			141,664

NET ASSETS - 100.00%			$150,892,506

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2023.
^	Rate disclosed as of June 30, 2023.
+

This security or a portion of the security is out on loan as of June 30, 2023. Total loaned securities had a value of $2,999,338 as of June 30, 2023. See Note 2 for disclosure of cash and non-cash collateral.

8	Annual Report | June 30, 2023

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2023:

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$150,693,806	$–	$–	$150,693,806
Money Market Fund	30,936	–	–	30,936
Investments Purchased With Cash Proceeds From Securities Lending	26,100	–	–	26,100

TOTAL	$150,750,842	$–	$–	$150,750,842

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgewayfunds.com	9

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2023

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2023, our Fund returned +2.67%, underperforming our primary market benchmark, the Russell Microcap Index (+5.29%), the CRSP Cap-Based Portfolio 10 Index (+3.28%), and the Russell 2000 Index (+5.21%). It was a good quarter on an absolute basis, but a poor one on a relative basis.

For the fiscal year, our Fund returned +10.37%, outperforming the Russell Microcap Index (+6.63%) and the CRSP Cap-Based Portfolio 10 Index (+5.53%), but underperforming the Russell 2000 Index (+12.31%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2023

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	2.67%	10.37%	7.71%	6.22%	7.68%	12.56%
Russell Microcap Index	5.29%	6.63%	2.07%	7.29%	7.70%	N/A
CRSP Cap-Based Portfolio 10 Index	3.28%	5.53%	3.69%	7.85%	9.47%	10.94%
Russell 2000 Index	5.21%	12.31%	4.21%	8.26%	8.43%	8.76%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell Microcap Index measures the performance of the microcap segment of the US equity market. Microcap stocks make up less than 3% of the US equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges. The Index is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 769 of the smallest publicly traded US stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

10	Annual Report | June 30, 2023

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2023

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

For the quarter, the Ultra Small Company Fund returned +2.67%, trailing the Russell Microcap Index. The Fund’s quality and value model categories underperformed the benchmark, detracting from relative returns. However, the Fund’s sentiment model outperformed the benchmark and offset some of this negative impact. The Fund’s tilt toward deeper value stocks across multiple valuation metrics detracted from relative results during the quarter.

The Fund’s investment universe focuses on the smallest stocks within the US stock market (the CRSP 10 universe). This positioning detracted the most from relative results, as CRSP 10 stocks underperformed the Russell Microcap Index. On average, the Fund held about 75% of its assets in the CRSP 10 universe, versus roughly 16% for the benchmark.

From a sector perspective, the Fund’s allocation effect, excluding cash, was modestly positive, largely driven by underweightings in the Financials and Health Care sectors. However, the Fund’s stock selection effect was negative, with holdings in the Health Care and Industrials sectors detracting the most from relative performance.

bridgewayfunds.com	11

Ultra-Small Company Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

			Annualized

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	97.5 Years
1 (ultra-large)	10.00%	21.53%	13.00%	13.36%	9.65%
2	4.37%	15.38%	10.22%	11.62%	10.63%
3	4.48%	13.45%	6.83%	10.08%	10.98%
4	6.80%	17.14%	6.36%	8.92%	10.80%
5	4.90%	13.03%	5.84%	8.11%	11.34%
6	4.65%	15.58%	5.46%	8.50%	11.25%
7	4.74%	15.03%	7.15%	10.39%	11.63%
8	5.75%	5.43%	-0.73%	5.24%	11.14%
9	2.14%	3.68%	3.88%	8.68%	11.38%
10 (ultra-small)	3.28%	5.53%	3.69%	7.85%	13.00%

1

Performance figures are as of the period ended June 30, 2023. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

For the 12-month period, the Ultra Small Company Fund returned +10.37%, outperforming the Russell Microcap Index. The Fund’s value model category strongly outperformed the benchmark, adding to relative results. Underperformance by the Fund’s quality and sentiment models offset some of this positive impact. The Fund’s tilt toward deeper value stocks across multiple valuation metrics improved relative performance. In contrast, the Fund’s positioning in the smallest stocks in the US stock market (the CRSP 10 universe) detracted from relative results. During the year, the Fund held approximately 87% of its assets, on average, in CRSP 10, versus roughly 18% for the benchmark.

From a sector perspective, the Fund’s allocation effect was positive. Underweightings in the Financials and Real Estate sectors and an overweighting in the Energy sector contributed the most to relative results. The Fund’s stock selection effect was strongly positive, largely driven by holdings in the Health Care, Information Technology, Real Estate, and Financials sectors.

Top Ten Holdings as of June 30, 2023

Rank	Description	Industry	% of Net Assets

1	Harrow Health, Inc.	Health Care	4.5%
2	inTEST Corp.	Information Technology	3.2%
3	Assertio Holdings, Inc.	Health Care	2.0%
4	Kandi Technologies Group, Inc.	Consumer Discretionary	1.9%
5	Security National Financial Corp., Class A	Financials	1.9%
6	ContextLogic, Inc., Class A	Consumer Discretionary	1.9%
7	American Resources Corp.	Energy	1.6%
8	Friedman Industries, Inc.	Materials	1.4%
9	ARC Document Solutions, Inc.	Industrials	1.4%
10	Hallador Energy Co.	Energy	1.3%

	Total		21.1%

12	Annual Report | June 30, 2023

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2023

	% of Net Assets	% of Russell Microcap Index	Difference
Communication Services	4.3%	3.0%	1.3%
Consumer Discretionary	10.8%	9.8%	1.0%
Consumer Staples	2.6%	1.8%	0.9%
Energy	6.6%	5.2%	1.4%
Financials	19.2%	19.7%	-0.5%
Health Care	26.0%	26.0%	0.0%
Industrials	8.9%	13.7%	-4.8%
Information Technology	12.3%	11.9%	0.4%
Materials	4.4%	3.9%	0.5%
Real Estate	1.7%	4.1%	-2.4%
Utilities	2.0%	0.9%	1.1%
Cash & Other Assets	1.2%	0.0%	1.1%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2023, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	13

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

COMMON STOCKS - 98.74%

Communication Services - 4.31%
Arena Group Holdings, Inc. (The)*	10,000	$45,800
Cumulus Media, Inc., Class A*	61,893	253,761
DallasNews Corp.	998	3,882
DHI Group, Inc.*	123,300	472,239
Harte Hanks, Inc.*	12,746	69,848
Loop Media, Inc.*	19,200	45,888
Outbrain, Inc.*+	74,500	366,540
Salem Media Group, Inc.*	526,376	504,163
SPAR Group, Inc.*	120,200	151,452
Spok Holdings, Inc.	10,200	135,558
SurgePays, Inc.*+	113,158	827,185
Townsquare Media, Inc., Class A	53,600	638,376
Zedge, Inc., Class B*	16,700	37,408

		3,552,100

Consumer Discretionary - 10.85%
Allbirds, Inc., Class A*	461,427	581,398
AMCON Distributing Co.	2,380	483,140
American Outdoor Brands, Inc.*	8,400	72,912
Brilliant Earth Group, Inc., Class A*	50,322	195,250
Charles & Colvard, Ltd.*	76,185	72,757
Citi Trends, Inc.*	14,200	250,772
ContextLogic, Inc., Class A*+	235,000	1,546,300
Cooper-Standard Holdings, Inc.*	11,300	161,138
Crown Crafts, Inc.	41,600	208,416
Delta Apparel, Inc.*	15,142	158,688
Dixie Group, Inc. (The)*	25,600	34,048
Educational Development Corp.*	55,700	66,283
Envela Corp.*+	10,000	73,600
Escalade, Inc.	400	5,340
GAN, Ltd.*	421,279	690,898
Hooker Furnishings Corp.	3,100	57,846
Jerash Holdings US, Inc.	24,900	92,628
Kandi Technologies Group, Inc.*+	390,948	1,548,154
Lakeland Industries, Inc.	8,500	122,315
Lazydays Holdings, Inc.*+	11,500	132,940
Lifetime Brands, Inc.	20,000	113,000
Lincoln Educational Services Corp.*	124,464	838,887
Live Ventures, Inc.*	10,302	274,548
Nautilus, Inc.*	46,800	57,096
PlayAGS, Inc.*	80,400	454,260

Industry Company	Shares	Value

Consumer Discretionary (continued)
Potbelly Corp.*	22,000	$193,160
Strattec Security Corp.*	3,000	54,600
Tilly’s, Inc., Class A*	36,888	258,585
Vince Holding Corp.*	26,200	76,242
Weyco Group, Inc.	2,515	67,125

		8,942,326

Consumer Staples - 2.57%
Farmer Bros Co.*	29,200	80,884
Lifeway Foods, Inc.*+	48,059	323,437
Limoneira Co.	19,069	296,714
MamaMancini’s Holdings, Inc.*	38,067	114,962
Mannatech, Inc.	23,388	291,180
Natural Alternatives
International, Inc.*	50,300	373,226
Natural Health Trends Corp.	7,600	41,648
Nature’s Sunshine Products, Inc.*	32,200	439,530
Oil-Dri Corp. of America	1,900	112,081
Thorne HealthTech, Inc.*	8,700	40,890

		2,114,552

Energy - 6.58%
Adams Resources & Energy, Inc.	1,700	59,755
American Resources Corp.*	684,650	1,341,914
Barnwell Industries, Inc.	80,030	204,084
Energy Services of America Corp.	15,000	43,500
Epsilon Energy, Ltd.	156,245	834,348
Evolution Petroleum Corp.	69,917	564,230
Forum Energy Technologies, Inc.*	2,300	58,857
Hallador Energy Co.*	123,341	1,057,032
Independence Contract Drilling, Inc.*	19,380	52,907
Mammoth Energy Services, Inc.*	54,500	263,235
Mexco Energy Corp.+	3,860	46,359
NACCO Industries, Inc., Class A	2,424	84,016
Natural Gas Services Group, Inc.*	11,116	110,048
NCS Multistage Holdings, Inc.*	700	12,397
PEDEVCO Corp.*	122,617	112,195
PHX Minerals, Inc.	22,880	71,386

14	Annual Report | June 30, 2023

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Energy (continued)
PrimeEnergy Resources Corp.*+	4,300	$395,729
Smart Sand, Inc.*	65,218	106,958

		5,418,950

Financials - 19.20%
Acacia Research Corp.*+	240,700	1,001,312
ACNB Corp.	805	26,702
AmeriServ Financial, Inc.	15,000	38,100
Ames National Corp.+	18,900	340,767
Atlantic American Corp.*	81,700	157,681
Bank7 Corp.	5,540	135,896
Bankwell Financial Group, Inc.	4,200	102,396
BayCom Corp.	2,400	40,032
Blue Ridge Bankshares, Inc.	6,430	56,906
C&F Financial Corp.	2,300	123,510
CF Bankshares, Inc.+	4,800	72,960
Chemung Financial Corp.	2,150	82,582
ChoiceOne Financial Services, Inc.+	6,242	143,566
Citizens Community Bancorp, Inc.	43,900	388,515
Codorus Valley Bancorp, Inc.+	18,717	367,040
Colony Bankcorp, Inc.	31,365	295,458
Community Financial Corp. (The)	1,200	32,508
Community West Bancshares	5,000	61,300
Consumer Portfolio Services, Inc.*+	66,098	771,364
Eagle Bancorp Montana, Inc.	2,700	35,721
ESSA Bancorp, Inc.+	1,476	22,066
Evans Bancorp, Inc.+	8,865	221,005
Finward Bancorp+	1,442	32,878
First Community Corp.	18,700	324,632
FS Bancorp, Inc.	2,900	87,203
FVCBankcorp, Inc.*+	61,265	659,824
Guild Holdings Co., Class A*	4,300	48,848
Investar Holding Corp.	23,873	289,102
Kingstone Cos., Inc.	16,200	20,736
Kingsway Financial Services, Inc.*+	42,012	342,398
LCNB Corp.+	32,892	485,486
Logan Ridge Finance Corp.	20,483	420,926
MainStreet Bancshares, Inc.	5,300	120,098

Industry Company	Shares	Value

Financials (continued)
Manhattan Bridge Capital, Inc.	15,216	$76,841
Medallion Financial Corp.+	122,059	965,487
Meridian Corp.	9,843	96,461
National Bankshares, Inc.+	4,049	118,190
Northeast Community Bancorp, Inc.+	20,639	307,108
Norwood Financial Corp.+	12,014	354,773
Oak Valley Bancorp+	33,818	851,875
OP Bancorp	30,454	256,727
Orrstown Financial Services, Inc.	7,300	139,795
Parke Bancorp, Inc.	13,600	231,064
Paysign, Inc.*	203,270	498,012
Peoples Bancorp of North Carolina, Inc.	7,200	131,256
Plumas Bancorp+	2,743	97,898
Portman Ridge Finance Corp.+	2,100	41,685
Primis Financial Corp.	26,300	221,446
Princeton Bancorp, Inc.+	1,300	35,516
Security National Financial Corp., Class A*	174,366	1,546,626
Southern States Bancshares, Inc.	6,800	143,480
Third Coast Bancshares, Inc.*	41,900	664,953
Timberland Bancorp, Inc.	23,062	589,926
US Global Investors, Inc., Class A	3,753	11,484
Virginia National Bankshares Corp.+	11,629	373,872
Western Asset Mortgage Capital Corp.	57,185	507,231
Western New England Bancorp, Inc.	35,368	206,549

		15,817,773

Health Care - 25.99%
Accuray, Inc.*	50,900	196,983
Acumen Pharmaceuticals, Inc.*	2,800	13,468
Alimera Sciences, Inc.*+	18,300	53,436
American Shared Hospital Services*	209,067	534,250
Anixa Biosciences, Inc.*	21,000	67,200
ARCA biopharma, Inc.*	46,948	95,304
ARS Pharmaceuticals, Inc.*+	13,644	91,415
Assertio Holdings, Inc.*+	305,900	1,657,978
Athira Pharma, Inc.*	41,400	122,130
Avita Medical, Inc.*	28,518	485,091

bridgewayfunds.com	15

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Health Care (continued)
Bolt Biotherapeutics, Inc.*	26,000	$33,280
Cabaletta Bio, Inc.*+	46,021	594,131
CareCloud, Inc.*	211,251	623,191
Chimerix, Inc.*	193,400	234,014
Cidara Therapeutics, Inc.*	60,060	67,868
Clearside Biomedical, Inc.*	104,000	116,480
Clene, Inc.*	100,774	88,671
Co.-Diagnostics, Inc.*+	272,900	302,919
Codexis, Inc.*	132,600	371,280
Context Therapeutics, Inc.*	105,809	169,294
Cumberland Pharmaceuticals, Inc.*	233,068	342,610
CVRx, Inc.*	8,700	134,328
Cyclacel Pharmaceuticals, Inc.*	64,068	37,352
CytomX Therapeutics, Inc.*	62,024	106,681
Diffusion Pharmaceuticals, Inc.*	16,565	54,996
Dominari Holdings, Inc.*	20,500	59,655
Electromed, Inc.*	79,338	849,710
Enzo Biochem, Inc.*	157,299	289,430
Eton Pharmaceuticals, Inc.*+	190,562	665,061
Exagen, Inc.*	6,500	18,850
Eyenovia, Inc.*	47,900	113,523
EyePoint Pharmaceuticals, Inc.*+	72,100	627,270
Fennec Pharmaceuticals, Inc.*+	34,200	301,986
FONAR Corp.*	47,300	808,830
Forte Biosciences, Inc.*	36,865	38,340
Harrow Health, Inc.*	194,900	3,710,896
Harvard Bioscience, Inc.*	89,383	490,713
Invivyd, Inc.*	40,000	42,000
IRIDEX Corp.*	226,900	492,373
Joint Corp. (The)*	1,400	18,900
Kewaunee Scientific Corp.*	16,900	261,781
Kronos Bio, Inc.*	35,300	60,716
Lineage Cell Therapeutics, Inc.*+	324,200	457,122
Lipocine, Inc.*	24,665	123,325
MEI Pharma, Inc.*	10,600	69,748
Milestone Scientific, Inc.*	243,700	212,141
Optinose, Inc.*	105,600	129,888
Ovid therapeutics, Inc.*+	242,000	793,760
Passage Bio, Inc.*	249,500	234,854
Phio Pharmaceuticals Corp.*+	23,486	67,405
Pro-Dex, Inc.*	1,700	32,385
ProPhase Labs, Inc.*+	14,289	103,738
Protara Therapeutics, Inc.*	24,800	59,272
Pulmatrix, Inc.*	9,700	25,996

Industry Company	Shares	Value

Health Care (continued)
Pyxis Oncology, Inc.*	115,900	$296,704
Retractable Technologies, Inc.*	66,434	76,399
scPharmaceuticals, Inc.*+	85,000	866,150
Semler Scientific, Inc.*	23,800	624,512
Societal CDMO, Inc.*	249,600	274,560
Stereotaxis, Inc.*	66,200	101,286
SunLink Health Systems, Inc.*	192,800	175,448
Sunshine Biopharma, Inc.*	286,100	141,476
Tabula Rasa HealthCare, Inc.*	29,800	245,850
Talaris Therapeutics, Inc.*	55,800	169,632
Tela Bio, Inc.*	5,000	50,650
Terns Pharmaceuticals, Inc.*	23,200	203,000
VYNE Therapeutics, Inc.*+	1,025	4,162
XBiotech, Inc.*	56,900	337,986
Xilio Therapeutics, Inc.*	34,400	90,128
XOMA Corp.*	200	3,778

		21,415,739

Industrials - 8.92%
Acme United Corp.	27,485	685,476
Alpha Pro Tech, Ltd.*	8,900	35,422
ARC Document Solutions, Inc.	343,350	1,112,454
Asure Software, Inc.*	22,900	278,464
Ault Alliance, Inc.*+	4,700	24,205
Avalon Holdings Corp., Class A*	14,700	37,485
Byrna Technologies, Inc.*+	46,130	231,111
DLH Holdings Corp.*	89,020	912,455
Graham Corp.*	13,500	179,280
Hudson Global, Inc.*	10,958	243,816
Imperalis Holding Corp.*	188,000	22,560
Innodata, Inc.*	11,200	126,896
Innovative Solutions and Support, Inc.*	6,400	45,888
Limbach Holdings, Inc.*	7,100	175,583
LS Starrett Co. (The), Class A*	31,001	323,960
LSI Industries, Inc.	58,300	732,248
Mastech Digital, Inc.*	13,697	135,326
Mistras Group, Inc.*	89,400	690,168
Orion Group Holdings, Inc.*	23,965	67,342
Park-Ohio Holdings Corp.	4,700	89,300
Patriot Transportation Holding, Inc.*	12,400	103,664

16	Annual Report | June 30, 2023

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Industrials (continued)
Pioneer Power Solutions, Inc.*	38,100	$320,040
Quad/Graphics, Inc.*	22,700	85,352
Quest Resource Holding Corp.*	9,700	63,244
Sunworks, Inc.*+	302,073	341,343
Virco Mfg. Corp.*	17,600	73,392
Willis Lease Finance Corp.*	3,799	148,655
Yellow Corp.*+	98,949	68,146

		7,353,275

Information Technology - 12.28%
Airgain, Inc.*	17,200	92,880
Amtech Systems, Inc.*	7,800	74,568
Applied Optoelectronics, Inc.*+	45,500	271,180
AstroNova, Inc.*	28,300	410,350
Astrotech Corp.*	4,700	66,646
AudioEye, Inc.*	663	3,242
Brightcove, Inc.*	63,600	255,036
Cemtrex, Inc.*+	18,929	140,453
Climb Global Solutions, Inc.	2,500	119,650
Coda Octopus Group, Inc.*+	2,900	23,809
Computer Task Group, Inc.*	128,810	980,244
CoreCard Corp.*+	3,401	86,249
Daktronics, Inc.*	32,800	209,920
Immersion Corp.	23,300	164,964
inTEST Corp.*	98,934	2,598,007
Issuer Direct Corp.*	5,268	98,986
Iteris, Inc.*	99,800	395,208
Key Tronic Corp.*	18,100	102,627
KVH Industries, Inc.*	5,400	49,356
Mind CTI, Ltd.	5,600	10,948
Minim, Inc.*	27,881	120,725
Neonode, Inc.*	25,123	202,994
Park City Group, Inc.+	12,627	127,406
PCTEL, Inc.	172,769	828,427
Pixelworks, Inc.*	20,902	36,160
Porch Group, Inc.*	161,100	222,318
Quantum Corp.*	84,800	91,584
RF Industries, Ltd.*	29,696	123,238
Richardson Electronics, Ltd.	1,795	29,618
SigmaTron International, Inc.*	70,800	229,392
SilverSun Technologies, Inc.*	1,900	6,403

Industry Company	Shares	Value

Information Technology (continued)
Synchronoss Technologies, Inc.*	524,900	$487,685
Taitron Components, Inc., Class A+	68,200	284,394
TESSCO Technologies, Inc.*	49,629	444,180
TSR, Inc.*+	5,328	36,071
Universal Security Instruments, Inc.*+	100,600	237,416
Wireless Telecom Group, Inc.*	191,592	402,343
Wrap Technologies, Inc.*	38,400	56,064

		10,120,741

Materials - 4.36%
Advanced Emissions Solutions, Inc.*	306,164	569,465
Ampco-Pittsburgh Corp.*	58,032	184,542
Ascent Industries Co.*	43,255	393,188
Caledonia Mining Corp. PLC+	30,435	353,655
Core Molding Technologies, Inc.*	17,708	402,857
Flexible Solutions International, Inc.	55,300	147,651
Friedman Industries, Inc.	90,521	1,140,564
Gold Resource Corp.	316,848	199,614
Gulf Resources, Inc.*	81,460	202,021
Northern Technologies International Corp.	252	2,699

		3,596,256

Real Estate - 1.68%
Alpine Income Property Trust, Inc.	31,094	505,278
American Realty Investors, Inc.*	8,000	174,240
AMREP Corp.*	28,100	504,018
Clipper Realty, Inc.	26,863	152,313
Maui Land & Pineapple Co., Inc.*	3,200	45,568

		1,381,417

Utilities - 2.00%
Cadiz, Inc.*+	81,700	331,702
Consolidated Water Co., Ltd.+	38,600	935,278

bridgewayfunds.com	17

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company		Shares	Value

Common Stocks (continued)

Utilities (continued)
Spruce Power Holding Corp.*		466,600	$378,786

			1,645,766

TOTAL COMMON STOCKS - 98.74%			81,358,895

(Cost $83,681,795)

RIGHTS - 0.00%
Enliven Therapeutics, Inc., CVR*Δ#+++		18,900	—

TOTAL RIGHTS - 0.00%			—

(Cost $ — )

	Rate^	Shares	Value

MONEY MARKET FUND - 0.50%

Fidelity Investments Money Market Government Portfolio Class I	4.99%	411,230	411,230

TOTAL MONEY MARKET FUND - 0.50%			411,230

(Cost $411,230)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 15.54%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	5.16%	12,803,018	12,803,018

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 15.54%			12,803,018

(Cost $12,803,018)

TOTAL INVESTMENTS - 114.78%			$94,573,143
(Cost $96,896,043)

Liabilities in Excess of Other Assets - (14.78%)			(12,178,456)

NET ASSETS - 100.00%			$82,394,687

#	Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $0, which is 0.00% of total net assets.

Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.

*	Non-income producing security.

**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2023.

^	Rate disclosed as of June 30, 2023.

+

This security or a portion of the security is out on loan at June 30, 2023. Total loaned securities had a value of $13,216,061, which included loaned securities with a value of $4,668 that have been sold and are pending settlement as of June 30, 2023. The total market value of loaned securities excluding these pending sales is $13,211,393. See Note 2 for disclosure of cash and non-cash collateral.

+++	No stated maturity date.

CVR - Contingent Value Right

PLC - Public Limited Company

18	Annual Report | June 30, 2023

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2023:

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$81,358,895	$–	$–	$81,358,895
Rights	–	–	0	0
Money Market Fund	411,230	–	–	411,230
Investments Purchased With Cash Proceeds From Securities Lending	12,803,018	–	–	12,803,018

TOTAL	$94,573,143	$–	$0	$94,573,143

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
	Rights	Total

Balance as of 06/30/2022	$–	$–
Purchases/Issuances	0	0
Sales/Expirations	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in unrealized Appreciation/(Depreciation)	–	–
Transfers in	–	–
Transfers out	–	–

Balance as of 06/30/2023	$0	$0

Net change in unrealized Appreciation/(Depreciation) from investments held as of 06/30/2023	$–	$–

See Notes to Financial Statements.

bridgewayfunds.com	19

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2023

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2023, our Fund returned +3.72%, underperforming our primary market benchmark, the Russell Microcap Index (+5.29%) and the Russell 2000 Index (+5.21%). The Fund outperformed the CRSP Cap-Based Portfolio 10 Index (+3.28%). It was a good quarter on an absolute basis, but a mixed one on a relative basis.

For the fiscal year, our Fund returned -0.01%, underperforming the Russell Microcap Index (+6.63%), the CRSP Cap-Based Portfolio 10 Index (+5.53%), and the Russell 2000 Index (+12.31%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2023

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	3.72%	-0.01%	0.95%	6.41%	7.11%	9.13%
Russell Microcap Index	5.29%	6.63%	2.07%	7.29%	7.70%	N/A
CRSP Cap-Based Portfolio 10 Index	3.28%	5.53%	3.69%	7.85%	9.47%	9.91%
Russell 2000 Index	5.21%	12.31%	4.21%	8.26%	8.43%	7.44%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell Microcap Index measures the performance of the microcap segment of the US equity market. Microcap stocks make up less than 3% of the US equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges. The Index is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 769 of the smallest publicly traded US stocks with dividends reinvested, as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

20	Annual Report | June 30, 2023

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2023

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

For the quarter, the Ultra-Small Company Market Fund returned +3.72%, underperforming the Russell Microcap Index. The Fund’s investment universe focuses on the smallest stocks within the US stock market (the CRSP 10 universe). This positioning detracted from relative results, as CRSP 10 stocks underperformed the Russell Microcap Index. On average, the Fund held about 78% of its assets in the CRSP 10 universe, versus roughly 16% for the benchmark.

The Fund’s sidestepping strategies, which seek to eliminate exposure to stocks with a high probability of a steep price decline, major financial distress or bankruptcy, helped performance relative to the CRSP 10 universe.

From a sector perspective, the Fund’s stock selection effect was negative. Holdings in the Health Care, Industrials, and Consumer Discretionary sectors detracted the most from relative performance. The Fund’s sector allocation effect was positive with an underweighting to the Financials sector contributing the most to relative returns.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

bridgewayfunds.com	21

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

			Annualized

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	97.5 Years
1 (ultra-large)	10.00%	21.53%	13.00%	13.36%	9.65%
2	4.37%	15.38%	10.22%	11.62%	10.63%
3	4.48%	13.45%	6.83%	10.08%	10.98%
4	6.80%	17.14%	6.36%	8.92%	10.80%
5	4.90%	13.03%	5.84%	8.11%	11.34%
6	4.65%	15.58%	5.46%	8.50%	11.25%
7	4.74%	15.03%	7.15%	10.39%	11.63%
8	5.75%	5.43%	-0.73%	5.24%	11.14%
9	2.14%	3.68%	3.88%	8.68%	11.38%
10 (ultra-small)	3.28%	5.53%	3.69%	7.85%	13.00%

1

Performance figures are as of the period ended June 30, 2023. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

For the 12-month period, the Ultra-Small Company Market Fund returned -0.01%, underperforming the Russell Microcap Index. The Fund’s investment universe focuses on the smallest stocks within the US stock market (the CRSP 10 universe). This positioning detracted from relative results, as CRSP 10 stocks underperformed the Russell Microcap Index. On average, the Fund held about 83% of its assets in the CRSP 10 universe, versus roughly 18% for the benchmark.

The Fund’s sidestepping strategies, which eliminate exposure to stocks with a high probability of a steep price decline, major financial distress or bankruptcy, helped performance relative to the CRSP 10 universe.

From a sector perspective, the Fund’s stock selection effect was negative. Holdings in the Health Care, Consumer Discretionary, and Industrials sectors detracted the most from relative performance. The Fund’s sector allocation effect was positive with underweightings to the Financials and Real Estate sectors and an overweighting to the Energy sector contributing the most to relative returns.

Top Ten Holdings as of June 30, 2023

Rank	Description	Industry	% of Net Assets

1	Applied Digital Corp.	Information Technology	0.9%
2	Savara, Inc.	Health Care	0.6%
3	Tenaya Therapeutics, Inc.	Health Care	0.6%
4	SEACOR Marine Holdings, Inc.	Energy	0.5%
5	CompX International, Inc.	Industrials	0.5%
6	Olema Pharmaceuticals, Inc.	Health Care	0.5%
7	Greenhill & Co., Inc.	Financials	0.5%
8	BlackSky Technology, Inc.	Industrials	0.5%
9	Accuray, Inc.	Health Care	0.5%
10	McEwen Mining, Inc.	Materials	0.4%

	Total		5.5%

22	Annual Report | June 30, 2023

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2023

	% of Net Assets	% of Russell Microcap Index	Difference
Communication Services	4.3%	3.0%	1.3%
Consumer Discretionary	13.5%	9.8%	3.7%
Consumer Staples	2.7%	1.8%	1.0%
Energy	4.9%	5.2%	-0.3%
Financials	14.7%	19.7%	-5.0%
Health Care	30.7%	26.0%	4.7%
Industrials	11.4%	13.7%	-2.3%
Information Technology	11.6%	11.9%	-0.3%
Materials	3.3%	3.9%	-0.6%
Real Estate	1.2%	4.1%	-2.9%
Utilities	0.9%	0.9%	0.0%
Cash & Other Assets	0.8%	0.0%	0.7%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2023, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above-market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources, and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	23

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

COMMON STOCKS - 99.20%

Communication Services - 4.26%
Arena Group Holdings, Inc. (The)*+	81,200	$371,896
Beasley Broadcast Group, Inc., Class A*	49,625	50,618
BuzzFeed, Inc.*	332,000	167,660
Cardlytics, Inc.*	73,000	461,360
Charge Enterprises, Inc.*	150,500	147,490
Chicken Soup For The Soul Entertainment, Inc.*+	50,000	59,250
comScore, Inc.*	252,700	204,687
Cumulus Media, Inc., Class A*	45,000	184,500
DHI Group, Inc.*	95,300	364,999
Emerald Holding, Inc.*+	41,000	168,100
EverQuote, Inc., Class A*	29,500	191,750
FG Group Holdings, Inc.*	75,000	144,000
Fluent, Inc.*	356,100	223,061
Gaia, Inc.*	33,400	77,154
Harte Hanks, Inc.*	20,000	109,600
IDW Media Holdings, Inc., Class B*	35,500	23,039
Innovid Corp.*	350,000	381,500
KORE Group Holdings, Inc.*+	253,700	309,514
Leafly Holdings, Inc.*	78,900	22,881
Lee Enterprises, Inc.*	22,000	296,340
Liberty TripAdvisor Holdings, Inc., Class A*	150,000	97,500
Marchex, Inc., Class B*	124,500	263,940
Moving Image Technologies, Inc.*	20,300	23,751
NII Holdings Escrow*Δ#	287,700	71,925
Outbrain, Inc.*	135,000	664,200
Saga Communications, Inc., Class A	22,216	474,534
Salem Media Group, Inc.*	94,000	90,033
Spok Holdings, Inc.	55,416	736,479
Takung Art Co., Ltd.*	76,000	26,600
Townsquare Media, Inc., Class A	52,700	627,657
Travelzoo*	30,443	240,195
TrueCar, Inc.*	226,600	512,116
Zedge, Inc., Class B*	33,780	75,667

		7,863,996

Consumer Discretionary - 13.56%
1stdibs.com, Inc.*	147,900	553,146
Allbirds, Inc., Class A*	275,000	346,500
AMCON Distributing Co.	1,900	385,700

Industry Company	Shares	Value

Consumer Discretionary (continued)
American Outdoor Brands, Inc.*	35,007	$303,861
American Public Education, Inc.*	8,500	40,290
Ark Restaurants Corp.	14,500	268,250
Barnes & Noble Education, Inc.*	159,600	201,096
Bassett Furniture Industries, Inc.	30,644	460,886
Big 5 Sporting Goods Corp.+	65,000	595,400
Brilliant Earth Group, Inc., Class A*	22,800	88,464
Build-A-Bear Workshop, Inc.	10,000	214,200
BurgerFi International, Inc.*	43,588	68,433
Canterbury Park Holding Corp.	11,689	272,120
Carrols Restaurant Group, Inc.*	150,000	756,000
Cato Corp. (The), Class A	67,373	541,005
Citi Trends, Inc.*	15,000	264,900
Conn’s, Inc.*	50,000	185,000
Container Store Group, Inc. (The)*	144,000	452,160
Cooper-Standard Holdings, Inc.*	34,500	491,970
Culp, Inc.*	40,000	198,800
Delta Apparel, Inc.*	20,588	215,762
Dixie Group, Inc. (The)*	117,000	155,610
Duluth Holdings, Inc., Class B*	65,900	413,852
Educational Development Corp.*	31,400	37,366
Emerson Radio Corp.*	102,100	60,239
Envela Corp.*	77,400	569,664
Escalade, Inc.	34,508	460,682
Express, Inc.*	96,500	57,263
F45 Training Holdings, Inc.*	150,000	75,000
Fiesta Restaurant Group, Inc.*	74,106	588,402
Flanigan’s Enterprises, Inc.+	7,000	214,550
Flexsteel Industries, Inc.	14,900	293,679
Fossil Group, Inc.*	140,000	359,800
Grove Collaborative Holdings*	72,025	127,484
Hamilton Beach Brands Holding Co., Class A	18,000	173,880
Hooker Furnishings Corp.	31,560	588,910
Inspirato, Inc.*+	185,000	181,300
J Jill, Inc.*	25,800	552,894

24	Annual Report | June 30, 2023

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
JAKKS Pacific, Inc.*	32,090	$640,837
JOANN, Inc.+	205,000	179,170
Kandi Technologies Group, Inc.*+	141,700	561,132
Kirkland’s, Inc.*+	48,500	135,315
Lakeland Industries, Inc.	23,457	337,546
Lifetime Brands, Inc.	59,200	334,480
Lincoln Educational Services Corp.*	77,705	523,732
Lulu’s Fashion Lounge Holdings, Inc.*+	125,500	317,515
Nathan’s Famous, Inc.	5,200	408,408
Nautilus, Inc.*	107,600	131,272
Noodles & Co.*	111,000	375,180
PARTS iD, Inc.*	170,900	71,265
PlayAGS, Inc.*	78,300	442,395
Polished.com, Inc.*	100,000	46,000
Potbelly Corp.*	89,600	786,688
RealReal, Inc. (The)*+	200,000	444,000
Red Robin Gourmet Burgers, Inc.*+	33,500	463,305
Regis Corp.*	144,500	160,395
Rent the Runway, Inc., Class A*	203,500	402,930
Rocky Brands, Inc.	18,900	396,900
Strattec Security Corp.*	15,700	285,740
Superior Group of Cos., Inc.	57,700	538,918
Superior Industries International, Inc.*	102,500	369,000
Sypris Solutions, Inc.*	84,404	172,184
ThredUp, Inc., Class A*+	200,000	488,000
Tilly’s, Inc., Class A*	84,300	590,943
Unifi, Inc.*	60,000	484,200
Universal Electronics, Inc.*	10,200	98,124
Universal Technical Institute, Inc.*	33,500	231,485
Vacasa, Inc., Class A*	450,000	305,325
Vera Bradley, Inc.*	118,700	758,493
Vince Holding Corp.*	51,263	149,175
VOXX International Corp.*+	36,100	450,528
Vroom, Inc.*	100,000	144,000
Wag! Group Co.*	120,000	252,000
Weyco Group, Inc.	24,500	653,905
Xcel Brands, Inc.*	45,000	78,750

		25,023,753

Consumer Staples - 2.75%
Alico, Inc.+	24,550	625,043
Benson Hill, Inc.*	130,000	169,000

Industry Company	Shares	Value

Consumer Staples (continued)
Blue Apron Holdings, Inc., Class A*+	7,291	$42,580
Bridgford Foods Corp.*+	21,900	252,069
Farmer Bros Co.*	54,900	152,073
Honest Co., Inc. (The)*+	59,500	99,960
Lifeway Foods, Inc.*	37,401	251,709
Limoneira Co.	50,000	778,000
Local Bounti Corp.*+	16,538	44,983
Mannatech, Inc.	8,300	103,335
Natural Alternatives International, Inc.*	31,610	234,546
Natural Grocers by Vitamin Cottage, Inc.	34,000	416,840
Planet Green Holdings Corp.*	83,000	41,915
Real Good Food Co., Inc. (The)*	10,000	34,700
Rite Aid Corp.*+	125,000	188,750
Rocky Mountain Chocolate Factory, Inc.*	36,500	197,465
Splash Beverage Group, Inc.*	127,300	142,576
Thorne HealthTech, Inc.*	61,200	287,640
United-Guardian, Inc.	13,466	114,730
Village Super Market, Inc., Class A+	23,000	524,860
Vintage Wine Estates, Inc.*+	250,100	213,961
Zevia PBC, Class A*	35,000	150,850

		5,067,585

Energy - 4.90%
Adams Resources & Energy, Inc.	13,400	471,010
Aemetis, Inc.*+	90,000	659,700
Barnwell Industries, Inc.	35,000	89,254
Battalion Oil Corp.*	56,500	322,615
Camber Energy, Inc.*	50,000	31,880
Comstock, Inc.*	129,000	94,131
Evolution Petroleum Corp.	60,800	490,656
Forum Energy Technologies, Inc.*	17,000	435,030
Geospace Technologies Corp.*	35,000	271,950
Gran Tierra Energy, Inc.*	45,000	220,950
Gulf Island Fabrication, Inc.*	65,348	212,381
Houston American Energy Corp.*	28,000	59,640
Independence Contract Drilling, Inc.*	55,000	150,150

bridgewayfunds.com	25

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Energy (continued)
KLX Energy Services Holdings, Inc.*+	51,702	$503,061
Mammoth Energy Services, Inc.*	100,000	483,000
Mexco Energy Corp.	8,000	96,080
MIND Technology, Inc.*	12,515	7,884
NACCO Industries, Inc., Class A	13,470	466,870
Natural Gas Services Group, Inc.*	58,102	575,210
Nine Energy Service, Inc.*+	92,700	355,041
Oil States International, Inc.*	46,800	349,596
Overseas Shipholding Group, Inc., Class A*	93,996	391,963
PEDEVCO Corp.*	195,000	178,425
PHX Minerals, Inc.	120,200	375,024
Ranger Energy Services, Inc.*	24,700	252,928
Ring Energy, Inc.*+	68,650	117,392
SEACOR Marine Holdings, Inc.*	85,805	980,751
Smart Sand, Inc.*	133,200	218,448
Superior Drilling Products, Inc.*	125,100	153,873
VAALCO Energy, Inc.	7,200	27,072

		9,041,965

Financials - 14.69%
Acacia Research Corp.*	123,100	512,096
AmeriServ Financial, Inc.	44,171	112,194
Ashford, Inc.*	5,000	48,600
Associated Capital Group, Inc., Class A+	10,000	354,000
Atlantic American Corp.*#	116,256	224,374
Auburn National BanCorp, Inc.	7,500	160,800
Bank7 Corp.	26,910	660,102
BankFinancial Corp.	30,600	250,308
Bankwell Financial Group, Inc.	14,805	360,946
BayCom Corp.	32,200	537,096
BCB Bancorp, Inc.	10,000	117,400
BM Technologies, Inc.*	56,636	168,775
C&F Financial Corp.	10,690	574,053
California BanCorp*	17,200	258,000
CB Financial Services, Inc.	10,000	203,200
Chemung Financial Corp.+	16,298	626,006
Citizens Community Bancorp, Inc.	28,600	253,110
Citizens Holding Co.+	25,070	305,854
Citizens, Inc.*+	125,331	302,048

Industry Company	Shares	Value

Financials (continued)
Codorus Valley Bancorp, Inc.+	23,437	$459,600
Cohen & Co., Inc.+	9,500	38,475
Colony Bankcorp, Inc.	45,076	424,616
Community West Bancshares	21,657	265,515
Conifer Holdings, Inc.*	13,000	22,880
Consumer Portfolio Services, Inc.*+	60,500	706,035
Curo Group Holdings Corp.	10,000	13,500
Eagle Bancorp Montana, Inc.	19,521	258,263
eHealth, Inc.*	65,000	522,600
ESSA Bancorp, Inc.+	22,143	331,038
Evans Bancorp, Inc.	14,600	363,978
FG Financial Group, Inc.*	30,000	55,500
Finwise Bancorp*	33,292	297,963
First Financial Northwest, Inc.	21,600	245,592
First Guaranty Bancshares, Inc.	42,356	476,505
First Internet Bancorp	19,500	289,575
First Northwest Bancorp	26,600	302,708
First United Corp.	23,292	332,144
First Western Financial, Inc.*	27,051	503,149
Greenhill & Co., Inc.	64,900	950,785
Hallmark Financial Services, Inc.*	10,510	58,856
Hawthorn Bancshares, Inc.	31,148	559,107
Heritage Insurance Holdings, Inc.*	126,000	485,100
HMN Financial, Inc.	18,800	352,312
Investar Holding Corp.	25,300	306,383
Katapult Holdings, Inc.*	310,400	279,360
Kentucky First Federal Bancorp	16,000	99,360
Lake Shore Bancorp, Inc.	27,150	300,551
Landmark Bancorp, Inc.	8,205	178,869
Magyar Bancorp, Inc.	12,579	130,318
Malvern Bancorp, Inc.*+	21,100	332,325
Marygold Cos., Inc. (The)*	79,767	86,946
Medallion Financial Corp.+	86,744	686,145
Meridian Corp.	34,200	335,160
Northrim BanCorp, Inc.	8,195	322,309
Norwood Financial Corp.+	25,512	753,369
Ocwen Financial Corp.*+	7,016	210,270
Ohio Valley Banc Corp.	13,000	318,500
OP Bancorp	38,000	320,340
Oportun Financial Corp.*	70,000	417,900

26	Annual Report | June 30, 2023

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Financials (continued)
Patriot National Bancorp, Inc.*	4,500	$38,475
Penns Woods Bancorp, Inc.+	16,066	402,132
Peoples Bancorp of North Carolina, Inc.	17,230	314,103
Ponce Financial Group, Inc.*+	50,699	440,574
Princeton Bancorp, Inc.+	20,266	553,667
Provident Financial Holdings, Inc.	18,817	243,116
Republic First Bancorp, Inc.*	175,000	157,500
Riverview Bancorp, Inc.	57,606	290,334
Safeguard Scientifics, Inc.*	60,500	99,825
Security National Financial Corp., Class A*	69,390	615,489
Silvercrest Asset Management Group, Inc., Class A	24,602	498,191
Southern States Bancshares, Inc.	20,000	422,000
Summit State Bank	17,820	269,260
Territorial Bancorp, Inc.	30,307	372,170
Third Coast Bancshares, Inc.*	32,400	514,188
Timberland Bancorp, Inc.	23,900	611,362
Union Bankshares, Inc.	14,951	343,200
United Security Bancshares	15,000	99,900
USCB Financial Holdings, Inc.*	17,500	178,500
Usio, Inc.*	90,000	167,400
Western New England Bancorp, Inc.	68,844	402,049
Westwood Holdings Group, Inc.	36,000	446,400
WVS Financial Corp.	16,800	206,808

		27,109,506

Health Care - 30.73%
4D Molecular Therapeutics, Inc.*	23,500	424,645
Absci Corp.*+	239,600	364,192
Accuray, Inc.*	223,200	863,784
AcelRx Pharmaceuticals, Inc.*	12,370	13,731
Acorda Therapeutics, Inc.*+	3,836	49,906
Actinium Pharmaceuticals, Inc.*+	61,966	459,788

Industry Company	Shares	Value

Health Care (continued)
Acumen Pharmaceuticals, Inc.*	134,633	$647,585
Acutus Medical, Inc.*	79,500	70,596
Adverum Biotechnologies, Inc.*	50,000	79,500
AgeX Therapeutics, Inc.*	140,000	125,048
AIM ImmunoTech, Inc.*	97,900	65,593
Aligos Therapeutics, Inc.*	92,000	89,332
Alimera Sciences, Inc.*+	20,000	58,400
Allakos, Inc.*	50,000	218,000
Alpha Teknova, Inc.*+	70,000	186,900
Altimmune, Inc.*	130,000	458,900
ALX Oncology Holdings, Inc.*+	48,500	364,235
American Shared Hospital Services*	33,700	86,117
AN2 Therapeutics, Inc.*+	25,000	212,500
Annexon, Inc.*	92,500	325,600
Annovis Bio, Inc.*+	22,500	321,525
Applied Molecular Transport, Inc.*	100,000	25,800
Applied Therapeutics, Inc.*	110,000	140,800
Apyx Medical Corp.*+	158,000	794,740
Aquestive Therapeutics, Inc.*+	142,356	234,887
Aravive, Inc.*+	140,300	176,778
Armata Pharmaceuticals, Inc.*#+	184,682	210,537
Assembly Biosciences, Inc.*	165,000	189,750
Astria Therapeutics, Inc.*	35,000	291,550
Athira Pharma, Inc.*	102,000	300,900
ATI Physical Therapy, Inc.*+	3,400	31,110
Atreca, Inc., Class A*	150,000	147,000
Aveanna Healthcare Holdings, Inc.*	188,300	318,227
Avrobio, Inc.*	96,000	91,210
Axcella Health, Inc.*	195,009	42,570
BioAtla, Inc.*	77,000	231,000
Biodesix, Inc.*	221,800	272,814
BiomX, Inc.*	49,500	17,820
Biora Therapeutics, Inc.*+	17,280	66,528
Bioventus, Inc., Class A*+	130,000	375,700
Black Diamond Therapeutics, Inc.*+	67,800	342,390
Bolt Biotherapeutics, Inc.*	75,200	96,256
C4 Therapeutics, Inc.*	100,000	275,000
Candel Therapeutics, Inc.*	124,895	157,368
CareCloud, Inc.*	67,363	198,721
Carisma Therapeutics, Inc.+	5,000	43,850

bridgewayfunds.com	27

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Health Care (continued)
CEL-SCI Corp.*	83,600	$201,476
Century Therapeutics, Inc.*	165,000	521,400
Chimerix, Inc.*	221,000	267,410
China Pharma Holdings, Inc.*	14,500	4,946
Clearside Biomedical, Inc.*	175,600	196,672
Cognition Therapeutics, Inc.*	66,200	121,146
CorMedix, Inc.*+	82,700	327,906
Corvus Pharmaceuticals, Inc.*	105,700	242,053
Cumberland Pharmaceuticals, Inc.*	49,887	73,334
Curis, Inc.*	240,000	199,200
CVRx, Inc.*	50,195	775,011
Cyclerion Therapeutics, Inc.*+	5,350	21,988
CytomX Therapeutics, Inc.*	176,000	302,720
Daxor Corp.*+	9,400	91,462
Decibel Therapeutics, Inc.*	114,400	440,440
Eiger BioPharmaceuticals, Inc.*	202,800	142,771
Electromed, Inc.*	27,000	289,170
Elevation Oncology, Inc.*	50,000	76,000
Elicio Therapeutics, Inc.*+	12,500	118,750
Eliem Therapeutics, Inc.*	53,323	149,304
Enliven Therapeutics, Inc.*	16,700	340,847
Enzo Biochem, Inc.*	146,500	269,560
Equillium, Inc.*	123,500	92,625
Eton Pharmaceuticals, Inc.*+	50,900	177,641
Exagen, Inc.*	39,000	113,100
EyePoint Pharmaceuticals, Inc.*+	80,000	696,000
Fulcrum Therapeutics, Inc.*+	126,500	417,450
G1 Therapeutics, Inc.*	115,000	286,350
Gain Therapeutics, Inc.*	46,100	206,528
Galecto, Inc.*	165,000	415,800
Galera Therapeutics, Inc.*	108,200	337,584
GlycoMimetics, Inc.*+	130,500	227,070
Graphite Bio, Inc.*	120,250	312,650
Great Elm Group, Inc.*	104,597	214,424
Gritstone bio, Inc.*+	182,900	356,655
Harpoon Therapeutics, Inc.*	88,000	62,480
Harvard Bioscience, Inc.*	102,017	560,073
HCW Biologics, Inc.*	82,600	179,242
Homology Medicines, Inc.*	145,600	128,856
Hookipa Pharma, Inc.*	87,500	77,000
Hyperfine, Inc.*	129,500	278,425
Icosavax, Inc.*+	35,000	347,550

Industry Company	Shares	Value

Health Care (continued)
IGC Pharma, Inc.*	69,000	$21,500
Ikena Oncology, Inc.*	107,350	704,216
Immuneering Corp., Class A*+	34,949	354,383
Immunic, Inc.*	95,000	238,450
Impel Pharmaceuticals, Inc.*+	60,000	76,200
IN8bio, Inc.*	43,700	67,298
InfuSystem Holdings, Inc.*+	54,800	527,724
Inozyme Pharma, Inc.*	113,200	630,524
InspireMD, Inc.*+	13,667	34,304
Instil Bio, Inc.*	59,500	32,784
Invivyd, Inc.*	258,100	271,005
IO Biotech, Inc.*+	132,200	259,112
IRIDEX Corp.*	75,000	162,750
Kala Pharmaceuticals, Inc.*	3,500	51,065
KalVista Pharmaceuticals, Inc.*	10,500	94,500
Kewaunee Scientific Corp.*	13,200	204,468
Kezar Life Sciences, Inc.*	183,900	450,555
Know Labs, Inc.*	100,000	101,000
Kronos Bio, Inc.*	42,500	73,100
Landos Biopharma, Inc.*	2,098	8,791
Larimar Therapeutics, Inc.*	135,000	422,550
Leap Therapeutics, Inc.*+	28,830	90,238
LifeMD, Inc.*+	108,300	471,105
Lineage Cell Therapeutics, Inc.*+	442,900	624,489
Longboard Pharmaceuticals, Inc.*	50,000	367,000
Lucid Diagnostics, Inc.*	135,000	187,650
Lumos Pharma, Inc.*	46,744	154,255
Lyra Therapeutics, Inc.*	94,900	390,039
MAIA Biotechnology, Inc.*+	26,600	58,520
Matinas BioPharma Holdings, Inc.*	170,000	61,200
MediciNova, Inc.*	140,247	322,568
Merrimack Pharmaceuticals, Inc.*	32,500	399,750
Milestone Scientific, Inc.*	274,500	238,952
MiNK Therapeutics, Inc.*	8,500	17,850
NanoViricides, Inc.*+	94,039	108,145
Nautilus Biotechnology, Inc.*	38,800	150,156
Neuronetics, Inc.*	60,205	129,441
NeuroPace, Inc.*	54,548	244,921
NexImmune, Inc.*	50,000	13,945
NextCure, Inc.*	89,900	161,820
NightHawk Biosciences, Inc.*	100,000	66,990
Nkarta, Inc.*	115,000	251,850

28	Annual Report | June 30, 2023

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Health Care (continued)
NRX Pharmaceuticals, Inc.*	160,700	$77,698
Olema Pharmaceuticals, Inc.*	106,087	957,966
Omeros Corp.*+	109,200	594,048
Optinose, Inc.*+	285,000	350,550
Oragenics, Inc.*	7,334	24,261
OraSure Technologies, Inc.*	100,000	501,000
ORIC Pharmaceuticals, Inc.*+	97,000	752,720
Orthofix Medical, Inc.*	31,222	563,869
Ovid therapeutics, Inc.*+	227,700	746,856
Palatin Technologies, Inc.*	24,800	52,080
Pardes Biosciences, Inc.*	51,000	92,310
Passage Bio, Inc.*	140,100	131,876
Personalis, Inc.*	154,500	290,460
Perspective Therapeutics, Inc.*	184,000	122,912
PhenomeX, Inc.*	175,000	85,750
Pluri, Inc.*	102,600	82,285
PMV Pharmaceuticals, Inc.*+	95,000	594,700
Praxis Precision Medicines, Inc.*	90,000	103,500
Precision BioSciences, Inc.*	223,500	117,561
Prelude Therapeutics, Inc.*	36,949	166,270
Protalix BioTherapeutics, Inc.*+	155,000	310,000
Protara Therapeutics, Inc.*	39,200	93,688
Puma Biotechnology, Inc.*	143,200	505,496
Pyxis Oncology, Inc.*+	170,295	435,955
Quantum-Si, Inc.*	340,000	608,600
Quince Therapeutics, Inc.*	55,000	82,775
Rallybio Corp.*+	18,000	101,880
Regional Health Properties, Inc.*	10,000	36,000
Relmada Therapeutics, Inc.*+	77,700	191,142
Reneo Pharmaceuticals, Inc.*+	57,500	377,200
Retractable Technologies, Inc.*	25,000	28,750
Rigel Pharmaceuticals, Inc.*	375,000	483,750
SAB Biotherapeutics, Inc.*	84,000	69,720
Savara, Inc.*+	366,393	1,170,626
Science 37 Holdings, Inc.*	100,000	21,250
scPharmaceuticals, Inc.*+	56,300	573,697
SCYNEXIS, Inc.*	74,500	219,775
Seer, Inc.*	133,200	568,764
Selecta Biosciences, Inc.*	435,000	487,200

Industry Company	Shares	Value

Health Care (continued)
Sensei Biotherapeutics, Inc.*	112,900	$128,706
Senti Biosciences, Inc.*	145,000	90,422
Sera Prognostics, Inc., Class A*	73,305	241,540
Shattuck Labs, Inc.*	96,400	300,768
Sientra, Inc.*+	20,200	59,186
Sigilon Therapeutics, Inc.*	9,615	216,434
Singular Genomics Systems, Inc.*	263,600	218,788
Solid Biosciences, Inc.*	25,071	131,372
Sonendo, Inc.*	181,500	246,840
Sonida Senior Living, Inc.*	20,615	179,763
Spero Therapeutics, Inc.*	109,800	159,210
Spruce Biosciences, Inc.*	85,000	182,750
SQZ Biotechnologies Co.*	62,400	16,848
Standard BioTools, Inc.*+	212,000	409,160
Star Equity Holdings, Inc.*	78,390	82,310
Stereotaxis, Inc.*	242,100	370,413
SunLink Health Systems, Inc.*	40,000	36,400
Surface Oncology, Inc.*	132,500	115,222
Synlogic, Inc.*	141,900	61,017
Syros Pharmaceuticals, Inc.*	38,670	121,810
Tabula Rasa HealthCare, Inc.*	68,000	561,000
Tactile Systems Technology, Inc.*	27,800	693,054
Talaris Therapeutics, Inc.*	93,500	284,240
Talkspace, Inc.*	349,000	443,230
Taysha Gene Therapies, Inc.*	150,700	99,613
Tela Bio, Inc.*	52,000	526,760
Telesis Bio, Inc.*	117,000	184,860
Tenaya Therapeutics, Inc.*+	181,900	1,067,753
Terns Pharmaceuticals, Inc.*	24,000	210,000
TherapeuticsMD, Inc.*	42,000	173,040
Theriva Biologics, Inc.*	28,528	28,528
Third Harmonic Bio, Inc.*	89,100	428,571
Trevi Therapeutics, Inc.*	173,881	415,576
TScan Therapeutics, Inc.*	50,000	125,000
UNITY Biotechnology, Inc.*	50,000	127,500
Vapotherm, Inc.*	149,500	66,527
Vaxxinity, Inc., Class A*+	72,000	181,440
Verastem, Inc.*	29,583	220,098
Verrica Pharmaceuticals, Inc.*+	74,550	430,153
Vigil Neuroscience, Inc.*	5,064	47,602
Viracta Therapeutics, Inc.*	125,000	176,250
VolitionRX, Ltd.*	170,000	236,300

bridgewayfunds.com	29

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Health Care (continued)
Vor BioPharma, Inc.*	95,000	$293,550
Werewolf Therapeutics, Inc.*	80,011	244,034
Xeris Biopharma Holdings, Inc.*	255,151	668,496
Xilio Therapeutics, Inc.*	76,081	199,332
XOMA Corp.*+	25,000	472,250
Xtant Medical Holdings, Inc.*	100,000	92,990
Y-mAbs Therapeutics, Inc.*	75,000	509,250
Zevra Therapeutics, Inc.*+	89,443	456,159
Zimvie, Inc.*	35,000	393,050
Zynerba Pharmaceuticals, Inc.*	52,200	17,017

		56,734,537

Industrials - 11.40%
Acme United Corp.	11,535	287,683
AgEagle Aerial Systems, Inc.*	200,000	46,000
Air Industries Group*	9,000	31,950
Air T, Inc.*	17,250	432,975
ALJ Regional Holdings, Inc.*#	109,100	214,927
Alpha Pro Tech, Ltd.*	52,900	210,542
American Superconductor Corp.*	90,000	563,400
ARC Document Solutions, Inc.	167,400	542,376
Avalon Holdings Corp., Class A*	3,900	9,945
BGSF, Inc.	39,700	378,341
Bird Global, Inc., Class A*	30,000	60,600
BlackSky Technology, Inc.*+	400,000	888,000
Chicago Rivet & Machine Co.	8,000	205,720
Commercial Vehicle Group, Inc.*+	14,100	156,510
CompX International, Inc.	44,200	963,560
Dragonfly Energy Holdings Corp.*	32,400	47,952
Eastern Co. (The)	21,200	383,508
Espey Mfg. & Electronics Corp.	9,108	152,513
ESS Tech, Inc.*	150,000	220,500
FreightCar America, Inc.*	73,000	217,540
GEE Group, Inc.*	77,600	39,754
Gencor Industries, Inc.*+	29,200	454,936
Graham Corp.*	22,495	298,734
Hudson Global, Inc.*	10,942	243,460
Hurco Cos., Inc.	15,500	335,575

Industry Company	Shares	Value

Industrials (continued)
Hydrofarm Holdings Group, Inc.*	230,000	$179,860
Hyzon Motors, Inc.*+	350,000	335,475
Innodata, Inc.*	65,955	747,270
INNOVATE Corp.*+	326,392	571,186
Innovative Solutions and Support, Inc.*	80,400	576,468
KULR Technology Group, Inc.*	348,700	223,168
L B Foster Co., Class A*	41,700	595,476
LS Starrett Co. (The), Class A*	36,400	380,380
LSI Industries, Inc.	23,000	288,880
Markforged Holding Corp.*	409,500	495,495
Mastech Digital, Inc.*	30,400	300,352
Matrix Service Co.*	60,000	353,400
Mayville Engineering Co., Inc.*	25,258	314,715
Mega Matrix Corp.*	67,000	87,100
Mesa Air Group, Inc.*	249,800	636,990
Mistras Group, Inc.*	78,100	602,932
NN, Inc.*	95,000	227,050
Nxu, Inc.*	15,000	7,956
Ocean Power Technologies, Inc.*	130,000	78,000
Orion Group Holdings, Inc.*	115,100	323,431
P&F Industries, Inc., Class A	10,500	66,150
Park-Ohio Holdings Corp.	32,000	608,000
Patriot Transportation Holding, Inc.*	14,971	125,158
Performant Financial Corp.*	178,300	481,410
Perma-Pipe International Holdings, Inc.*	71,600	680,916
Quad/Graphics, Inc.*	116,169	436,795
RCM Technologies, Inc.*	43,242	795,653
Redwire Corp.*+	158,500	404,175
Servotronics, Inc.*+	16,653	216,489
Shapeways Holdings, Inc.*	19,161	72,045
SIFCO Industries, Inc.*	26,024	64,019
StarTek, Inc.*	97,762	285,465
Team, Inc.*+	10,000	83,000
Twin Disc, Inc.*	58,100	654,206
Ultralife Corp.*	72,400	350,416
Virco Mfg. Corp.*	25,800	107,586
Westwater Resources, Inc.*	95,200	78,254
Willdan Group, Inc.*	16,700	319,972
Williams Industrial Services Group, Inc.*	88,300	33,554

30	Annual Report | June 30, 2023

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Industrials (continued)
Willis Lease Finance
Corp.*	9,200	$359,996
Xos, Inc.*	185,000	40,256
Yellow Corp.*	102,500	70,592

		21,046,692

Information Technology - 11.57%
Amtech Systems, Inc.*	59,000	564,040
Applied Digital Corp.*+	175,000	1,636,250
Applied Optoelectronics, Inc.*+	75,000	447,000
Arteris, Inc.*	60,500	412,610
AstroNova, Inc.*	37,700	546,650
Aware, Inc.*	74,579	117,835
AXT, Inc.*	106,000	364,640
Backblaze, Inc., Class A*	27,500	119,075
BK Technologies Corp.	9,144	151,425
Blend Labs, Inc., Class A*	500,000	473,600
Brightcove, Inc.*	109,000	437,090
CalAmp Corp.*	165,060	174,964
Casa Systems, Inc.*	68,000	82,960
Climb Global Solutions, Inc.	15,800	756,188
Computer Task Group, Inc.*	62,100	472,581
CoreCard Corp.*+	19,737	500,530
CSP, Inc.	45,000	535,950
Daktronics, Inc.*	107,855	690,272
Dave, Inc.*+	21,000	111,930
D-Wave Quantum, Inc.*	203,000	424,270
eMagin Corp.*	251,000	496,980
Embark Technology, Inc.*	77,500	221,650
EMCORE Corp.*	127,473	95,936
Everspin Technologies, Inc.*	73,900	680,619
FOXO Technologies, Inc.*	25,000	7,753
Frequency Electronics, Inc.	21,500	142,330
GSI Technology, Inc.*	65,217	360,650
Immersion Corp.	93,000	658,440
Information Services Group, Inc.	36,348	194,825
Inseego Corp.*	287,000	184,713
Intellicheck, Inc.*	60,200	148,694
inTEST Corp.*	19,901	522,600
Intevac, Inc.*	87,400	327,750
Inuvo, Inc.*	200,000	44,400
Issuer Direct Corp.*	11,500	216,085
Kaleyra, Inc.*+	67,400	454,276
Key Tronic Corp.*	32,400	183,708
KVH Industries, Inc.*	55,774	509,774
Latch, Inc.*+	405,000	562,950

Industry Company	Shares	Value

Information Technology (continued)
LGL Group, Inc. (The)*	29,200	$138,992
LiveVox Holdings, Inc.*	120,000	330,000
Marin Software, Inc.*	60,000	35,400
M-Tron Industries, Inc.*	14,600	162,060
Near Intelligence, Inc.*	42,000	58,800
Network-1 Technologies, Inc.#	134,000	309,540
Optical Cable Corp.*	27,600	111,504
PCTEL, Inc.	73,800	353,871
Pixelworks, Inc.*	125,100	216,423
Powerfleet, Inc.*	90,000	270,000
Presto Automation, Inc.*+	75,000	391,500
Quantum Corp.*	235,000	253,800
RF Industries, Ltd.*	27,900	115,785
Richardson Electronics, Ltd.	16,011	264,182
Rubicon Technologies, Inc.*	124,000	45,880
SecureWorks Corp., Class A*	43,180	312,191
Synchronoss Technologies, Inc.*	213,100	197,991
Telos Corp.*	185,000	473,600
TESSCO Technologies, Inc.*	45,000	402,750
TransAct Technologies, Inc.*	33,000	295,680
Trio-Tech International*	26,800	128,908
Turtle Beach Corp.*	35,000	407,750
Universal Security Instruments, Inc.*	6,000	14,160
Upland Software, Inc.*	32,300	116,280
Veritone, Inc.*+	94,600	370,832
VirnetX Holding Corp.	71,300	33,155
WidePoint Corp.*	48,728	90,634
WM Technology, Inc.*	266,400	223,110
ZeroFox Holdings, Inc.*	200,000	200,000

		21,358,771

Materials - 3.30%
5E Advanced Materials, Inc.*+	63,000	206,640
Advanced Emissions Solutions, Inc.*	100,466	186,867
Ampco-Pittsburgh Corp.*	101,200	321,816
Ascent Industries Co.*	26,838	243,957
Core Molding Technologies, Inc.*	24,400	555,100
Dakota Gold Corp.*	55,000	160,600
Danimer Scientific, Inc.*+	125,000	297,500

bridgewayfunds.com	31

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Materials (continued)
Flexible Solutions International, Inc.	45,707	$122,038
Flotek Industries, Inc.*	242,300	177,848
Friedman Industries, Inc.	27,200	342,720
Gatos Silver, Inc.*	100,000	378,000
Glatfelter Corp.*	175,000	528,500
Gold Resource Corp.	330,100	207,963
Golden Minerals Co.*	18,000	29,160
Gulf Resources, Inc.*	67,360	167,053
IT Tech Packaging, Inc.*	37,500	17,629
Loop Industries, Inc.*+	99,400	320,068
McEwen Mining, Inc.*+	115,000	826,850
Northern Technologies International Corp.	27,900	298,809
Olympic Steel, Inc.	4,400	215,600
Solitario Zinc Corp.*	205,000	117,875
United States Antimony Corp.*	195,500	61,524
Universal Stainless & Alloy Products, Inc.*	21,750	304,717

		6,088,834

Real Estate - 1.18%
American Realty Investors, Inc.*	2,363	51,466
AMREP Corp.*	35,800	642,130
Appreciate Holdings, Inc.*	400	148
Maui Land & Pineapple Co., Inc.*	46,500	662,160
New Concept Energy, Inc.*	8,400	10,247
Rafael Holdings, Inc., Class B*	51,656	107,961
Stratus Properties, Inc.	24,250	636,563
Trinity Place Holdings, Inc.*	131,800	71,172

		2,181,847

Utilities - 0.86%
Cadiz, Inc.*+	104,400	423,864
Genie Energy, Ltd., Class B	15,000	212,100
RGC Resources, Inc.+	25,000	500,750
Spruce Power Holding Corp.*	416,500	338,115
Via Renewables, Inc.+	17,500	121,800

		1,596,629

TOTAL COMMON STOCKS - 99.20%		183,114,115

(Cost $179,743,626)

Industry Company		Shares	Value
RIGHTS - 0.00%
Adamas Pharmaceuticals, Inc., CVR*Δ#+++		110,000	$–
Adamas Pharmaceuticals, Inc., CVR*Δ#+++		110,000	–
Cogent Biosciences, Inc., CVR, expiring 12/31/49*Δ#		160,000	–
Disc Medicine, Inc., CVR*Δ#+++		75,000	–
Enliven Therapeutics, Inc., CVR*Δ#+++		66,800	–
Oncomed Pharmaceuticals, CVR, expiring 12/31/49*Δ#		125,000	–
Pineapple Holdings, Inc., CVR*Δ#+++		14,504	–

TOTAL RIGHTS - 0.00%			–

(Cost $29,976)

WARRANTS - 0.00%
LGL Group, Inc. (The), expiring 11/16/25*		29,200	4,380

TOTAL WARRANTS - 0.00%			4,380

(Cost $14,873)

Rate^		Shares	Value

MONEY MARKET FUND - 0.50%
Fidelity Investments Money Market Government Portfolio Class I	4.99%	927,778	927,778

TOTAL MONEY MARKET FUND - 0.50%			927,778

(Cost $927,778)

32	Annual Report | June 30, 2023

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.42%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	5.16%	22,935,673	$22,935,673

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.42%			22,935,673

(Cost $22,935,673)

TOTAL INVESTMENTS - 112.12% (Cost $203,651,926)			$206,981,946

Liabilities in Excess of Other Assets - (12.12%)			(22,377,663)

NET ASSETS - 100.00%			$184,604,283

#   Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $1,031,303, which is 0.56% of total net assets.

*   Non-income producing security.

**  This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2023.

^  Rate disclosed as of June 30, 2023.

Δ    Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.

+   This security or a portion of the security is out on loan as of June 30, 2023. Total loaned securities had a value of $24,155,188 as of June 30, 2023. See Note 2 for disclosure of cash and non-cash collateral.

+++ No stated maturity date.

CVR - Contingent Value Right

bridgewayfunds.com	33

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2023:

	Valuation Inputs
	Investment in Securities (Value)
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks
Communication Services	$7,792,071	$–	$71,925	$7,863,996
Industrials	20,615,276	431,416	–	21,046,692
Financials	26,902,698	206,808	–	27,109,506
Consumer Discretionary	24,809,203	214,550	–	25,023,753
Other Industries (a)	102,070,168	–	–	102,070,168

Total Common Stocks	182,189,416	852,774	71,925	183,114,115
Rights	–	–	0	0
Warrants	4,380	–	–	4,380
Money Market Fund	927,778	–	–	927,778
Investments Purchased With Cash Proceeds From Securities Lending	22,935,673	–	–	22,935,673

TOTAL	$206,057,247	$852,774	$71,925	$206,981,946

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
	Common Stocks	Rights	Total
Balance as of 06/30/2022	$71,925	$0	$71,925
Purchases/Issuances	–	–	–
Sales/Expirations	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in unrealized Appreciation/(Depreciation)	–	–	–
Transfers in	–	–	–
Transfers out	–	–	–

Balance as of 06/30/2023	$71,925	$0	$71,925

Net change in unrealized Appreciation/(Depreciation) from investments held as of 06/30/2023	$–	$–	$–

See Notes to Financial Statements.

34	Annual Report | June 30, 2023

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2023

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2023, our Fund returned +2.27%, underperforming our primary market benchmark, the Russell 2000 Value Index (+3.18%). It was a good quarter on an absolute basis, but a poor one on a relative basis.

For the fiscal year, our Fund returned +11.30%, outperforming the Russell 2000 Value Index (+6.01%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2023

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Value Fund	2.27%	11.30%	10.09%	10.12%	8.40%	8.87%
Russell 2000 Value Index	3.18%	6.01%	3.54%	7.29%	7.72%	7.60%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	35

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2023

Detailed Explanation of Quarterly Performance

The Small-Cap Value Fund returned +2.27% for the quarter, trailing the Russell 2000 Value Index. The Fund’s value and sentiment models underperformed the benchmark during the quarter and detracted from relative results. This negative impact was partially offset by the Fund’s quality models, which outperformed the benchmark. The Fund’s tilt toward deeper value stocks, as measured across multiple valuation metrics, generally helped relative results during the quarter. Its tilt toward smaller stocks in the small-cap value universe also modestly improved relative performance.

From a sector perspective, the Fund’s allocation effect was positive. Underweightings in the Utilities and Financials sectors added the most to relative results while an overweighting to the Consumer Staples sector detracted the most. The Fund’s stock selection effect was also modestly positive, with holdings in the Industrials and Financials sectors adding the most to relative performance while holdings in Consumer Discretionary and Energy sectors detracted the most.

Detailed Explanation of Fiscal Year Performance

For the 12-month period, the Small-Cap Value Fund returned +11.30%, outperforming the Russell 2000 Value Index. All three of the Fund’s model categories outperformed the benchmark and added to relative results. The Fund also benefited from its tilt toward deeper value stocks across multiple valuation metrics. However, The Fund’s tilt toward smaller stocks in the small-cap value universe detracted from relative results.

From a sector perspective, the Fund’s allocation effect was positive. Overweightings in the Consumer Discretionary and Energy sectors, along with an underweighting to the Financials sector, added the most to relative performance. The Fund’s stock selection effect was significantly positive, with holdings in the Financials, Health Care, and Industrials sectors adding the most to relative results.

36	Annual Report | June 30, 2023

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2023

Rank	Description	Industry	% of Net Assets
1	Group 1 Automotive, Inc.	Consumer Discretionary	1.5%
2	Boise Cascade Co.	Industrials	1.4%
3	STAG Industrial, Inc.	Real Estate	1.4%
4	LiveRamp Holdings, Inc.	Information Technology	1.3%
5	ArcBest Corp.	Industrials	1.3%
6	Alight, Inc., Class A	Industrials	1.3%
7	Neogen Corp.	Health Care	1.3%
8	LendingClub Corp.	Financials	1.2%
9	Hostess Brands, Inc.	Consumer Staples	1.2%
10	Beazer Homes USA, Inc.	Consumer Discretionary	1.2%

	Total		13.1%

Industry Sector Representation as of June 30, 2023

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	2.8%	2.9%	-0.1%
Consumer Discretionary	12.7%	10.4%	2.3%
Consumer Staples	4.9%	2.7%	2.2%
Energy	5.4%	9.1%	-3.7%
Financials	25.2%	24.2%	1.0%
Health Care	9.0%	10.1%	-1.1%
Industrials	13.8%	14.6%	-0.8%
Information Technology	7.5%	6.3%	1.2%
Materials	7.5%	4.9%	2.6%
Real Estate	10.0%	10.6%	-0.6%
Utilities	0.6%	4.4%	-3.8%
Cash & Other Assets	0.6%	-0.2%	0.8%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2023, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgewayfunds.com	37

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

38	Annual Report | June 30, 2023

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

COMMON STOCKS - 99.39%

Communication Services - 2.86%
Clear Channel Outdoor Holdings, Inc.*	2,595,000	$3,555,150
Eventbrite, Inc., Class A*	422,100	4,031,055
iHeartMedia, Inc., Class A*	1,111,668	4,046,472
Telephone and Data Systems, Inc.	268,600	2,210,578
Vivid Seats, Inc., Class A*+	226,400	1,793,088

		15,636,343

Consumer Discretionary - 12.73%
Abercrombie & Fitch Co., Class A*	91,000	3,428,880
Academy Sports & Outdoors, Inc.+	49,800	2,691,690
Beazer Homes USA, Inc.*	236,800	6,699,072
Big Lots, Inc.+	507,099	4,477,684
Chico’s FAS, Inc.*	1,029,000	5,505,150
Dine Brands Global, Inc.+	60,000	3,481,800
Ethan Allen Interiors, Inc.	131,100	3,707,508
Group 1 Automotive, Inc.+	31,900	8,233,390
MarineMax, Inc.*+	146,921	5,018,822
Red Rock Resorts, Inc., Class A+	111,500	5,215,970
SeaWorld Entertainment, Inc.*	94,500	5,292,945
Signet Jewelers, Ltd.+	55,000	3,589,300
Sleep Number Corp.*	129,754	3,539,689
Smith & Wesson Brands, Inc.	318,703	4,155,887
Stitch Fix, Inc., Class A*	1,175,600	4,526,060

		69,563,847

Consumer Staples - 4.88%
Herbalife, Ltd.*	341,100	4,516,164
Hostess Brands, Inc.*	265,600	6,724,992
Ingles Markets, Inc., Class A	61,400	5,074,710
John B Sanfilippo & Son, Inc.	31,300	3,670,551
Rite Aid Corp.*+	288,200	435,182
SpartanNash Co.	189,500	4,265,645
United Natural Foods, Inc.*	102,300	1,999,965

		26,687,209

Energy - 5.38%
Amplify Energy Corp.*	453,661	3,071,285
Berry Corp.	800,600	5,508,128
Callon Petroleum Co.*+	100,600	3,528,042
Chord Energy Corp.	16,400	2,522,320

Industry Company	Shares	Value

Energy (continued)
DHT Holdings, Inc.	567,400	$4,839,922
FLEX LNG, Ltd.+	109,700	3,349,141
PBF Energy, Inc., Class A	45,000	1,842,300
Teekay Corp.*	787,270	4,755,111

		29,416,249

Financials - 25.18%
Amalgamated Financial Corp.	110,800	1,782,772
A-Mark Precious Metals, Inc.	140,136	5,245,991
American Equity Investment Life Holding Co.	92,000	4,794,120
Ameris Bancorp	93,800	3,208,898
Banc of California, Inc.	130,200	1,507,716
Banco Latinoamericano de Comercio Exterior SA, Class E	82,600	1,822,156
Banner Corp.	51,000	2,227,170
BCB Bancorp, Inc.	104,300	1,224,482
Bread Financial Holdings, Inc.	134,400	4,218,816
Byline Bancorp, Inc.	191,200	3,458,808
City Holding Co.+	66,400	5,975,336
CNO Financial Group, Inc.	228,800	5,415,696
Eagle Bancorp, Inc.	74,400	1,574,304
Eastern Bankshares, Inc.	440,091	5,399,917
Encore Capital Group, Inc.*	98,900	4,808,518
Enstar Group, Ltd.*	14,100	3,443,784
EZCORP, Inc., Class A*+	683,800	5,730,244
Farmers & Merchants Bancorp, Inc./Archbold+	61,400	1,382,114
FB Financial Corp.	72,100	2,022,405
First BanCorp	404,000	4,936,880
First Bancshares, Inc. (The)+	67,200	1,736,448
Genworth Financial, Inc., Class A*	1,114,200	5,571,000
Green Dot Corp., Class A*	278,516	5,219,390
Hanmi Financial Corp.	263,200	3,929,576
HarborOne Bancorp, Inc.	212,000	1,840,160
Jackson Financial, Inc., Class A	176,100	5,390,421
James River Group Holdings, Ltd.	106,800	1,950,168
LendingClub Corp.*	698,000	6,805,500
MVB Financial Corp.	118,500	2,497,980
PennyMac Financial Services, Inc.+	63,500	4,464,685

bridgewayfunds.com	39

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Financials (continued)
Piper Sandler Cos.	20,300	$2,623,978
PROG Holdings, Inc.*	132,669	4,261,328
SmartFinancial, Inc.	58,500	1,258,335
Stewart Information Services Corp.	136,300	5,607,382
UMB Financial Corp.	21,500	1,309,350
Valley National Bancorp+	547,600	4,243,900
Waterstone Financial, Inc.	250,400	3,628,296
WSFS Financial Corp.	133,359	5,030,301

		137,548,325

Health Care - 8.97%
Addus HomeCare Corp.*	50,000	4,635,000
Atea Pharmaceuticals, Inc.*	347,612	1,300,069
Brookdale Senior Living, Inc.*	1,456,616	6,146,919
Cross Country Healthcare, Inc.*+	201,400	5,655,312
Emergent BioSolutions, Inc.*	593,733	4,363,938
Inogen, Inc.*	481,200	5,557,860
Neogen Corp.*	320,400	6,968,700
OraSure Technologies, Inc.*	390,000	1,953,900
PetIQ, Inc.*	306,416	4,648,331
Prestige Consumer Healthcare, Inc.*	106,100	6,305,523
Vanda Pharmaceuticals, Inc.*	219,700	1,447,823

		48,983,375

Industrials - 13.78%
Alight, Inc., Class A*	759,200	7,015,008
ArcBest Corp.	71,720	7,085,936
Barnes Group, Inc.	75,000	3,164,250
BlueLinx Holdings, Inc.*	55,857	5,238,269
Boise Cascade Co.	83,900	7,580,365
Costamare, Inc.	273,027	2,640,171
Enviri Corp.*	541,378	5,343,401
Kelly Services, Inc., Class A	128,000	2,254,080
Manitowoc Co., Inc. (The)*	181,541	3,418,417
Sterling Infrastructure, Inc.*	91,600	5,111,280
Textainer Group Holdings, Ltd.+	140,100	5,517,138
Titan Machinery, Inc.*	160,000	4,720,000
Triton International, Ltd.+	64,000	5,328,640
TrueBlue, Inc.*	280,508	4,967,797

Industry Company	Shares	Value

Industrials (continued)
Werner Enterprises, Inc.	133,500	$5,898,030

		75,282,782

Information Technology - 7.52%
A10 Networks, Inc.	214,700	3,132,473
Amkor Technology, Inc.	201,400	5,991,650
InterDigital, Inc.+	61,300	5,918,515
LiveRamp Holdings, Inc.*	248,600	7,100,016
NetScout Systems, Inc.*	127,800	3,955,410
Rambus, Inc.*	87,800	5,634,126
ScanSource, Inc.*	177,200	5,238,032
Squarespace, Inc., Class A*	129,800	4,093,892

		41,064,114

Materials - 7.48%
AdvanSix, Inc.	119,400	4,176,612
Clearwater Paper Corp.*	133,600	4,184,352
Olympic Steel, Inc.	107,716	5,278,084
Rayonier Advanced Materials, Inc.*	655,000	2,803,400
Ryerson Holding Corp.	150,600	6,533,028
Schnitzer Steel Industries, Inc., Class A	87,668	2,629,163
SunCoke Energy, Inc.	575,800	4,531,546
Sylvamo Corp.	45,000	1,820,250
TimkenSteel Corp.*	292,700	6,313,539
Trinseo PLC	205,200	2,599,884

		40,869,858

Real Estate - 9.99%
Agree Realty Corp.	89,800	5,872,022
Anywhere Real Estate, Inc.*	826,195	5,518,983
Community Healthcare Trust, Inc.	129,200	4,266,184
Equity Commonwealth	149,000	3,018,740
Essential Properties Realty Trust, Inc.	203,900	4,799,806
Four Corners Property Trust, Inc.	213,300	5,417,820
Getty Realty Corp.	97,400	3,294,068
Independence Realty Trust, Inc.+	302,200	5,506,084
Physicians Realty Trust	244,300	3,417,757
Plymouth Industrial REIT, Inc.	119,069	2,740,968
STAG Industrial, Inc.+	210,000	7,534,800

40	Annual Report | June 30, 2023

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company		Shares	Value

Common Stocks (continued)

Real Estate (continued)
Terreno Realty Corp.		53,100	$3,191,310

			54,578,542

Utilities - 0.62%
MGE Energy, Inc.		42,800	3,385,908

TOTAL COMMON STOCKS - 99.39%			543,016,552

(Cost $536,625,534)

EXCHANGE TRADED FUND - 0.71%
iShares Russell 2000 Value ETF+		27,500	3,872,000

TOTAL EXCHANGE TRADED FUND - 0.71%			3,872,000

(Cost $4,056,967)

	Rate^	Shares	Value

MONEY MARKET FUND - 1.22%
Fidelity Investments Money Market Government Portfolio Class I	4.99%	6,651,187	6,651,187

TOTAL MONEY MARKET FUND - 1.22%			6,651,187

(Cost $6,651,187)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.88%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	5.16%	10,286,466	10,286,466

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.88%			10,286,466

(Cost $10,286,466)

TOTAL INVESTMENTS - 103.20%			$563,826,205

(Cost $557,620,154)

Liabilities in Excess of Other Assets - (3.20%)			(17,491,800)

NET ASSETS - 100.00%			$546,334,405

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2023.
^	Rate disclosed as of June 30, 2023.
+

This security or a portion of the security is out on loan at June 30, 2023. Total loaned securities had a value of $16,907,305, which included loaned securities with a value of $519,300 that have been sold and are pending settlement as of June 30, 2023. The total market value of loaned securities excluding these pending sales is $16,388,005. See Note 2 for disclosure of cash and non-cash collateral.

PLC	- Public Limited Company

Summary of inputs used to value the Fund’s investments as of 6/30/2023:

	Valuation Inputs
	Investment in Securities (Value)
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks (a)	$543,016,552	$–	$–	$543,016,552
Exchange Traded Fund	3,872,000	–	–	3,872,000
Money Market Fund	6,651,187	–	–	6,651,187
Investments Purchased With Cash Proceeds From Securities Lending	10,286,466	–	–	10,286,466

TOTAL	$563,826,205	$–	$–	$563,826,205

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgewayfunds.com	41

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2023

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2023, our Fund returned +1.64%, underperforming our primary market benchmark, the Russell 2000 Value Index (+3.18%). It was a good quarter on an absolute basis, but a poor one on a relative basis.

For the fiscal year, our Fund returned +5.04%, underperforming the Russell 2000 Value Index (+6.01%).

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2023

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (8/31/11)

Omni Small-Cap Value Fund	1.64%	5.04%	4.62%	8.12%	10.22%
Russell 2000 Value Index	3.18%	6.01%	3.54%	7.29%	9.16%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

42	Annual Report | June 30, 2023

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to June 30, 2023

Detailed Explanation of Quarterly Performance

For the quarter, the Omni Small-Cap Value Fund returned +1.64%, underperforming the Russell 2000 Value Index. The Fund’s tilt toward deeper value stocks across multiple valuation metrics detracted from relative returns during the quarter. The Fund’s tilt toward smaller stocks in the small-cap value universe also had a negative effect on relative results.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to both REITs and Utilities stocks benefited relative performance during the quarter. However, a greater-than-benchmark exposure to stocks in the Financials sector detracted from relative returns.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Omni Small-Cap Value Fund returned +5.04%, underperforming the Russell 2000 Value Index. The Fund’s tilt toward smaller stocks in the small-cap value universe detracted from relative performance, as investors favored larger stocks in that category. However, the Fund’s tilt toward deeper value stocks across multiple valuation metrics benefited relative results.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to these stocks benefited relative returns as both sectors underperformed the benchmark. However, greater-than-benchmark exposure to the Financials sector detracted from relative results as Financials stocks performed poorly during the period.

bridgewayfunds.com	43

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2023

Rank	Description	Industry	% of Net Assets
1	M/I Homes, Inc.	Consumer Discretionary	1.1%
2	Winnebago Industries, Inc.	Consumer Discretionary	0.9%
3	Boise Cascade Co.	Industrials	0.9%
4	CONSOL Energy, Inc.	Energy	0.8%
5	Allegiant Travel Co.	Industrials	0.8%
6	Tri Pointe Homes, Inc.	Consumer Discretionary	0.8%
7	Textainer Group Holdings, Ltd.	Industrials	0.8%
8	Patrick Industries, Inc.	Consumer Discretionary	0.7%
9	Navient Corp.	Financials	0.7%
10	ODP Corp. (The)	Consumer Discretionary	0.7%

	Total		8.2%

Industry Sector Representation as of June 30, 2023

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	4.7%	2.9%	1.8%
Consumer Discretionary	15.3%	10.3%	4.9%
Consumer Staples	4.4%	2.6%	1.7%
Energy	11.0%	9.1%	1.9%
Financials	32.8%	24.2%	8.6%
Health Care	3.8%	10.1%	-6.3%
Industrials	15.6%	14.6%	1.0%
Information Technology	3.9%	6.3%	-2.4%
Materials	7.0%	4.9%	2.1%
Real Estate	1.4%	10.6%	-9.2%
Utilities	0.0%	4.4%	-4.4%
Cash & Other Assets	0.1%	0.0%	0.3%
Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2023, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

44	Annual Report | June 30, 2023

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	45

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

COMMON STOCKS - 99.94%

Communication Services - 4.75%
Advantage Solutions, Inc.*	1,350,000	$3,159,000
AMC Networks, Inc., Class A*	95,500	1,141,225
ATN International, Inc.	65,600	2,400,960
Beasley Broadcast Group, Inc., Class A*	88,600	90,372
comScore, Inc.*	142,000	115,020
Consolidated Communications Holdings, Inc.*	328,800	1,259,304
EchoStar Corp., Class A*	267,500	4,638,450
Entravision Communications Corp., Class A	339,800	1,491,722
EW Scripps Co. (The), Class A*	256,166	2,343,919
Fluent, Inc.*	140,000	87,696
Gannett Co., Inc.*	437,700	984,825
Gray Television, Inc.	165,800	1,306,504
Harte Hanks, Inc.*	7,700	42,196
Liberty Latin America, Ltd., Class A*	100,000	875,000
Liberty Latin America, Ltd.,
Class C*	676,500	5,831,430
Marcus Corp. (The)	193,000	2,862,190
Saga Communications, Inc., Class A	21,761	464,815
Salem Media Group, Inc.*	43,900	42,047
Scholastic Corp.	166,750	6,484,908
Sinclair, Inc.+	239,300	3,307,126
Sphere Entertainment Co.*+	100,000	2,739,000
Spok Holdings, Inc.	4,100	54,489
Telephone and Data Systems, Inc.	380,800	3,133,984
Thryv Holdings, Inc.*	148,000	3,640,800
Townsquare Media, Inc., Class A	129,900	1,547,109
United States Cellular Corp.*	125,400	2,210,802
Urban One, Inc.*	151,800	910,800

		53,165,693

Consumer Discretionary - 15.32%
Aaron’s Co., Inc. (The)	155,000	2,191,700
Abercrombie & Fitch Co., Class A*	215,000	8,101,200
Adtalem Global Education, Inc.*	107,200	3,681,248
AMCON Distributing Co.	2,450	497,350

Industry Company	Shares	Value

Consumer Discretionary (continued)
American Axle & Manufacturing Holdings, Inc.*	614,996	$5,086,017
American Outdoor Brands, Inc.*	49,500	429,660
American Public Education, Inc.*	61,100	289,614
AMMO, Inc.*+	61,200	130,356
Ark Restaurants Corp.	8,500	157,250
Bally’s Corp.*	185,200	2,881,712
Bassett Furniture Industries, Inc.	21,900	329,376
Beazer Homes USA, Inc.*	147,500	4,172,775
Big 5 Sporting Goods Corp.+	113,700	1,041,492
Biglari Holdings, Inc., Class B*	6,200	1,222,268
Bluegreen Vacations Holding Corp.	73,551	2,622,093
Caleres, Inc.	25,000	598,250
Carrols Restaurant Group, Inc.*	230,600	1,162,224
Cato Corp. (The), Class A	82,300	660,869
Century Casinos, Inc.*	67,400	478,540
Charles & Colvard, Ltd.*	42,700	40,779
Chegg, Inc.*	409,800	3,639,024
Chico’s FAS, Inc.*	581,000	3,108,350
China Automotive Systems, Inc.*	146,350	720,042
Chuy’s Holdings, Inc.*	23,000	938,860
Container Store Group, Inc. (The)*	104,650	328,601
Crown Crafts, Inc.	75,850	380,008
Delta Apparel, Inc.*	42,100	441,208
Designer Brands, Inc., Class A+	215,000	2,171,500
El Pollo Loco Holdings, Inc.	108,300	949,791
Ethan Allen Interiors, Inc.	75,500	2,135,140
Flanigan’s Enterprises, Inc.	14,000	429,100
Flexsteel Industries, Inc.	20,159	397,334
Genesco, Inc.*	45,000	1,126,800
G-III Apparel Group, Ltd.*	187,500	3,613,125
Good Times Restaurants, Inc.*	106,000	360,400
GoPro, Inc., Class A*	638,800	2,644,632
Haverty Furniture Cos., Inc.	82,400	2,490,128
Hibbett, Inc.	60,900	2,210,061
Hooker Furnishings Corp.	26,000	485,160
Hovnanian Enterprises, Inc., Class A*	23,500	2,331,435
JAKKS Pacific, Inc.*	62,300	1,244,131

46	Annual Report | June 30, 2023

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Consumer Discretionary (continued)
Kandi Technologies Group, Inc.*	113,200	$448,272
Lakeland Industries, Inc.	33,450	481,346
Landsea Homes Corp.*	117,529	1,097,721
La-Z-Boy, Inc.	166,000	4,754,240
Legacy Housing Corp.*	43,331	1,004,846
Lifetime Brands, Inc.	72,650	410,473
Lincoln Educational Services Corp.*	211,000	1,422,140
Live Ventures, Inc.*	15,550	414,407
M/I Homes, Inc.*	136,200	11,875,278
MarineMax, Inc.*+	89,000	3,040,240
Modine Manufacturing Co.*	70,000	2,311,400
Movado Group, Inc.	69,200	1,856,636
ODP Corp. (The)*	174,000	8,146,680
OneWater Marine, Inc., Class A*+	66,100	2,395,464
Patrick Industries, Inc.+	105,000	8,400,000
Perdoceo Education Corp.*	352,879	4,329,825
Rocky Brands, Inc.	22,500	472,500
Shoe Carnival, Inc.	99,500	2,336,260
Smith & Wesson Brands, Inc.	204,400	2,665,376
Sonic Automotive, Inc., Class A	146,400	6,978,888
Sportsman’s Warehouse Holdings, Inc.*	126,300	719,910
Strategic Education, Inc.	86,100	5,841,024
Strattec Security Corp.*	17,012	309,618
Superior Group of Cos., Inc.+	38,000	354,920
Tilly’s, Inc., Class A*+	151,600	1,062,716
Tri Pointe Homes, Inc.*	266,000	8,740,760
Unifi, Inc.*	54,273	437,983
Universal Technical Institute, Inc.*	221,400	1,529,874
Vera Bradley, Inc.*	100,000	639,000
Vista Outdoor, Inc.*	214,191	5,926,665
VOXX International Corp.*+	82,100	1,024,608
Weyco Group, Inc.	31,500	840,735
Winnebago Industries, Inc.+	143,981	9,602,093
Zumiez, Inc.*	104,800	1,745,968

		171,537,469

Consumer Staples - 4.35%
Andersons, Inc. (The)	160,438	7,404,214
Coffee Holding Co., Inc.*	11,100	15,429
Edgewell Personal Care Co.	82,300	3,399,813

Industry Company	Shares	Value

Consumer Staples (continued)
Fresh Del Monte Produce, Inc.	226,477	$5,822,724
HF Foods Group, Inc.*	13,826	64,844
Ingles Markets, Inc., Class A	85,301	7,050,128
Lifevantage Corp.	90,000	391,500
Mannatech, Inc.	8,400	104,580
Natural Alternatives International, Inc.*	18,100	134,302
Natural Grocers by Vitamin Cottage, Inc.	81,100	994,286
Nature’s Sunshine Products, Inc.*	6,593	89,994
Seneca Foods Corp., Class A*	40,100	1,310,468
SpartanNash Co.	161,946	3,645,404
TreeHouse Foods, Inc.*	124,700	6,282,386
United Natural Foods, Inc.*	241,000	4,711,550
Village Super Market, Inc., Class A+	50,750	1,158,115
Vintage Wine Estates, Inc.*	246,200	210,624
Weis Markets, Inc.	92,325	5,928,188

		48,718,549

Energy - 11.02%
Adams Resources & Energy, Inc.	20,500	720,575
Amplify Energy Corp.*	113,600	769,072
Archrock, Inc.	532,346	5,456,546
Ardmore Shipping Corp.	216,400	2,672,540
Barnwell Industries, Inc.	15,500	39,527
Berry Corp.	383,400	2,637,792
Bristow Group, Inc.*	111,033	3,189,978
CONSOL Energy, Inc.+	137,900	9,350,999
Delek US Holdings, Inc.	332,000	7,951,400
DHT Holdings, Inc.	647,322	5,521,657
DMC Global, Inc.*	25,000	444,000
Dorian LPG, Ltd.	211,300	5,419,845
Epsilon Energy, Ltd.	90,000	480,600
Forum Energy Technologies, Inc.*	9,000	230,310
Golar LNG, Ltd.	381,500	7,694,855
Gran Tierra Energy, Inc.*	75,000	368,250
Hallador Energy Co.*	255,000	2,185,350
Helix Energy Solutions Group, Inc.*	881,000	6,501,780
Mammoth Energy Services, Inc.*	115,000	555,450
Nabors Industries, Ltd.*+	13,100	1,218,693
NACCO Industries, Inc., Class A	41,945	1,453,814

bridgewayfunds.com	47

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Energy (continued)
Natural Gas Services Group, Inc.*	114,752	$1,136,045
NCS Multistage Holdings, Inc.*	10,000	177,100
Newpark Resources, Inc.*	432,100	2,259,883
Oil States International, Inc.*	319,400	2,385,918
Overseas Shipholding Group, Inc., Class A*	593,300	2,474,061
Par Pacific Holdings, Inc.*	172,400	4,587,564
Permian Resources Corp.	17,500	191,800
PHX Minerals, Inc.	63,800	199,056
PrimeEnergy Resources Corp.*	41	3,773
ProPetro Holding Corp.*	430,000	3,543,200
Ranger Energy Services, Inc.*	88,400	905,216
REX American Resources Corp.*	90,900	3,164,229
Ring Energy, Inc.*+	774,500	1,324,395
SandRidge Energy, Inc.	100,550	1,533,387
SEACOR Marine Holdings, Inc.*	86,800	992,124
SFL Corp., Ltd.	811,000	7,566,630
Smart Sand, Inc.*	195,200	320,128
Talos Energy, Inc.*	508,400	7,051,508
Teekay Corp.*	590,000	3,563,600
US Energy Corp.	27,000	38,340
US Silica Holdings, Inc.*	360,000	4,366,800
VAALCO Energy, Inc.+	400,000	1,504,000
Vital Energy, Inc.*+	72,500	3,273,375
World Kinect Corp.	290,600	6,009,608

		123,434,773

Financials - 32.84%
1st Source Corp.	85,000	3,564,050
Acacia Research Corp.*	196,000	815,360
ACNB Corp.	51,400	1,704,938
AFC Gamma, Inc.+	65,800	819,210
Affinity Bancshares, Inc.*	31,500	370,125
Alerus Financial Corp.	80,200	1,441,996
Amalgamated Financial Corp.	129,930	2,090,574
A-Mark Precious Metals, Inc.	40,558	1,518,289
Ambac Financial Group, Inc.*	250,000	3,560,000
American National Bankshares, Inc.	25,000	724,500
AmeriServ Financial, Inc.	118,000	299,720
Ames National Corp.	1,008	18,174

Industry Company	Shares	Value

Financials (continued)
Argo Group International Holdings, Ltd.	80,384	$2,380,170
Atlanticus Holdings Corp.*	1,610	67,636
Auburn National BanCorp, Inc.	12,000	257,280
Banc of California, Inc.	167,943	1,944,780
Banco Latinoamericano de Comercio Exterior SA, Class E	133,400	2,942,804
Bank of Marin Bancorp	15,047	265,880
Bank of NT Butterfield & Son, Ltd. (The)	46,500	1,272,240
Bank of the James Financial Group, Inc.	13,000	120,640
Bank7 Corp.	51,500	1,263,295
BankFinancial Corp.	44,100	360,738
BankUnited, Inc.	164,764	3,550,664
Bankwell Financial Group, Inc.	15,000	365,700
Banner Corp.	111,127	4,852,916
Bar Harbor Bankshares	50,966	1,255,802
BayCom Corp.	38,313	639,061
BCB Bancorp, Inc.	60,400	709,096
Berkshire Hills Bancorp, Inc.	25,000	518,250
Blue Ridge Bankshares, Inc.	59,500	526,575
BM Technologies, Inc.*	20,500	61,090
Bread Financial Holdings, Inc.	110,000	3,452,900
Bridgewater Bancshares, Inc.*	47,500	467,875
Brookline Bancorp, Inc.	250,000	2,185,000
Business First Bancshares, Inc.	65,000	979,550
Byline Bancorp, Inc.	120,800	2,185,272
C&F Financial Corp.	13,600	730,320
California BanCorp*	30,000	450,000
Camden National Corp.	57,100	1,768,387
Capital Bancorp, Inc.	76,950	1,392,795
Capital City Bank Group, Inc.	37,172	1,138,950
Capitol Federal Financial, Inc.	250,000	1,542,500
Capstar Financial Holdings, Inc.	51,813	635,746
Carter Bankshares, Inc.*	110,885	1,639,989
CB Financial Services, Inc.	20,400	414,528
Central Pacific Financial Corp.	47,000	738,370
Central Valley Community Bancorp	55,000	849,750

48	Annual Report | June 30, 2023

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Financials (continued)
CF Bankshares, Inc.	19,000	$288,800
Chemung Financial Corp.	19,500	748,995
ChoiceOne Financial Services, Inc.+	28,500	655,500
Citizens Community Bancorp, Inc.	52,500	464,625
Citizens Financial Services, Inc.+	2,424	180,515
Citizens, Inc.*+	154,500	372,345
Civista Bancshares, Inc.	42,523	739,900
CNB Financial Corp.	64,300	1,134,895
Codorus Valley Bancorp, Inc.+	56,622	1,110,357
Colony Bankcorp, Inc.	50,010	471,094
Community Financial Corp. (The)	12,500	338,625
Community Trust Bancorp, Inc.	60,000	2,134,200
Community West Bancshares	57,000	698,820
ConnectOne Bancorp, Inc.	105,846	1,755,985
Consumer Portfolio Services, Inc.*+	153,150	1,787,260
Crawford & Co., Class A+	9,800	108,682
Crawford & Co., Class B	23,100	216,909
CrossFirst Bankshares, Inc.*	145,100	1,451,000
Customers Bancorp, Inc.*	79,591	2,408,424
Dime Community Bancshares, Inc.	105,112	1,853,125
Donegal Group, Inc., Class A	123,000	1,774,890
Eagle Bancorp Montana, Inc.	21,000	277,830
Eagle Bancorp, Inc.	72,070	1,525,001
Encore Capital Group, Inc.*	97,600	4,745,312
Enova International, Inc.*	90,407	4,802,420
Enterprise Bancorp, Inc.	39,375	1,139,513
Equity Bancshares, Inc., Class A	91,000	2,072,980
Esquire Financial Holdings, Inc.	4,500	205,830
ESSA Bancorp, Inc.+	44,700	668,265
Evans Bancorp, Inc.	5,500	137,115
EZCORP, Inc., Class A*+	416,200	3,487,756
Farmers National Banc Corp.+	88,589	1,095,846
FB Financial Corp.	136,600	3,831,630
Federal Agricultural Mortgage Corp., Class C	26,600	3,823,484
Financial Institutions, Inc.	50,000	787,000

Industry Company	Shares	Value

Financials (continued)
Finwise Bancorp*	20,000	$179,000
First Bancshares, Inc. (The)	79,400	2,051,696
First Bank	61,800	641,484
First Busey Corp.	184,000	3,698,400
First Business Financial Services, Inc.	45,400	1,338,846
First Capital, Inc.	15,035	464,882
First Commonwealth Financial Corp.	273,800	3,463,570
First Community Corp.	35,000	607,600
First Financial Bancorp	200,000	4,088,000
First Financial Corp.	39,362	1,278,084
First Financial Northwest, Inc.	42,882	487,568
First Guaranty Bancshares, Inc.	27,472	309,060
First Internet Bancorp	25,000	371,250
First Merchants Corp.	148,600	4,194,978
First Mid Bancshares, Inc.	51,500	1,243,210
First National Corp.	33,800	561,418
First Northwest Bancorp	30,287	344,666
First of Long Island Corp. (The)+	87,900	1,056,558
First Savings Financial Group, Inc.	14,300	188,760
First United Corp.	29,176	416,050
First US Bancshares, Inc.	6,468	55,172
First Western Financial, Inc.*+	59,800	1,112,280
Flushing Financial Corp.	90,997	1,118,353
FNCB Bancorp, Inc.	185,700	1,101,201
Franklin Financial Services Corp.	30,700	851,618
FS Bancorp, Inc.	39,000	1,172,730
FVCBankcorp, Inc.*	42,499	457,714
Great Southern Bancorp, Inc.	10,000	507,300
Green Dot Corp., Class A*	145,000	2,717,300
Greenhill & Co., Inc.	22,000	322,300
Guild Holdings Co., Class A*#	227,001	2,578,731
Hanmi Financial Corp.	73,100	1,091,383
HarborOne Bancorp, Inc.	147,400	1,279,432
Hawthorn Bancshares, Inc.	28,404	509,852
Heartland Financial USA, Inc.	119,700	3,336,039
Hennessy Advisors, Inc.+	7,000	49,560
Heritage Commerce Corp.	132,464	1,096,802
Heritage Financial Corp.	122,500	1,980,825
HMN Financial, Inc.	31,800	595,932
Home Bancorp, Inc.	30,494	1,012,706

bridgewayfunds.com	49

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Financials (continued)
Home Point Capital, Inc.*	338,000	$784,160
HomeTrust Bancshares, Inc.	44,100	921,249
Hope Bancorp, Inc.	273,500	2,302,870
Horace Mann Educators Corp.	96,200	2,853,292
Horizon Bancorp, Inc.	127,667	1,329,013
Independent Bank Corp.	88,100	1,494,176
Independent Bank Group, Inc.	14,950	516,224
Investar Holding Corp.	43,000	520,730
Investors Title Co.	5,494	802,124
James River Group Holdings, Ltd.	125,000	2,282,500
Kearny Financial Corp.	181,462	1,279,307
Kingstone Cos., Inc.	39,700	50,816
Lakeland Bancorp, Inc.	190,654	2,552,857
Landmark Bancorp, Inc.	16,864	367,635
LCNB Corp.+	58,600	864,936
LendingClub Corp.*	293,200	2,858,700
loanDepot, Inc., Class A*+	248,044	525,853
Logan Ridge Finance Corp.	12,600	258,930
Luther Burbank Corp.	258,197	2,303,117
Macatawa Bank Corp.	19,000	176,320
MainStreet Bancshares, Inc.	36,000	815,760
Malvern Bancorp, Inc.*	30,300	477,225
Mercantile Bank Corp.	47,300	1,306,426
Merchants Bancorp	167,211	4,277,257
Mercury General Corp.+	144,500	4,374,015
Meridian Corp.	43,800	429,240
Metrocity Bankshares, Inc.	9,291	166,216
Metropolitan Bank Holding Corp.*+	21,400	743,222
Mid Penn Bancorp, Inc.	26,603	587,394
Middlefield Banc Corp.+	34,000	911,200
Midland States Bancorp, Inc.	113,700	2,263,767
MidWestOne Financial Group, Inc.	59,260	1,266,386
MVB Financial Corp.	32,600	687,208
National Western Life Group, Inc., Class A	10,778	4,478,906
Navient Corp.	450,000	8,361,000
Nicolet Bankshares, Inc.+	18,170	1,233,925
NMI Holdings, Inc., Class A*	264,900	6,839,718
Northeast Community Bancorp, Inc.	32,500	483,600
Northfield Bancorp, Inc.	97,300	1,068,354
Northrim BanCorp, Inc.	30,800	1,211,364

Industry Company	Shares	Value

Financials (continued)
Northwest Bancshares, Inc.	413,200	$4,379,920
Oak Valley Bancorp+	40,000	1,007,600
OceanFirst Financial Corp.	235,123	3,672,621
Ocwen Financial Corp.*+	42,501	1,273,755
OFG Bancorp	120,000	3,129,600
Ohio Valley Banc Corp.	15,700	384,650
Old Point Financial Corp.	17,300	299,982
Old Second Bancorp, Inc.	85,550	1,117,283
OP Bancorp	91,900	774,717
Oppenheimer Holdings, Inc., Class A	54,493	2,189,529
Origin Bancorp, Inc.	92,522	2,710,895
Orrstown Financial Services, Inc.	31,600	605,140
PacWest Bancorp	151,500	1,234,725
Parke Bancorp, Inc.	50,099	851,182
Pathfinder Bancorp, Inc.	3,000	41,820
Pathward Financial, Inc.	101,931	4,725,521
Patriot National Bancorp, Inc.*	18,500	158,175
PCB Bancorp	58,600	862,006
Peapack-Gladstone Financial Corp.	69,894	1,892,730
Penns Woods Bancorp, Inc.+	33,229	831,722
Peoples Bancorp of North Carolina, Inc.	27,617	503,458
Peoples Bancorp, Inc.	152,470	4,048,079
Peoples Financial Services Corp.	22,900	1,002,791
Pioneer Bancorp, Inc.*	82,600	739,270
Plumas Bancorp	2,000	71,380
Premier Financial Corp.	95,300	1,526,706
Primis Financial Corp.	68,158	573,890
Princeton Bancorp, Inc.	34,480	941,994
PROG Holdings, Inc.*	130,000	4,175,600
Provident Bancorp, Inc.+	54,600	452,088
Provident Financial Holdings, Inc.	26,600	343,672
Provident Financial Services, Inc.	242,831	3,967,859
QCR Holdings, Inc.	61,000	2,502,830
RBB Bancorp	65,883	786,643
Red River Bancshares, Inc.	200	9,828
Regional Management Corp.	56,100	1,711,050
Renasant Corp.	219,780	5,742,851
Republic Bancorp, Inc., Class A	49,362	2,097,885
Rhinebeck Bancorp, Inc.*	30,000	204,000
Riverview Bancorp, Inc.	119,500	602,280

50	Annual Report | June 30, 2023

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Financials (continued)
S&T Bancorp, Inc.	149,601	$4,067,651
Salisbury Bancorp, Inc.	4,366	103,431
Sandy Spring Bancorp, Inc.	136,400	3,093,552
SB Financial Group, Inc.	35,490	449,303
Security National Financial Corp., Class A*	41,592	368,921
Shore Bancshares, Inc.	88,736	1,025,788
Sierra Bancorp	53,000	899,410
SiriusPoint, Ltd.*	592,500	5,350,275
SmartFinancial, Inc.	56,500	1,215,315
Sound Financial Bancorp, Inc.	10,000	357,300
South Plains Financial, Inc.	99,700	2,244,247
Southern First Bancshares, Inc.*	27,038	669,191
Southern Missouri Bancorp, Inc.	11,000	422,950
Southern States Bancshares, Inc.	35,000	738,500
Sterling Bancorp, Inc.*	200,000	1,094,000
Stewart Information Services Corp.	103,814	4,270,908
StoneX Group, Inc.*	61,703	5,126,285
Summit Financial Group, Inc.	65,515	1,353,540
Summit State Bank	21,000	317,310
SWK Holdings Corp.*	58,405	977,700
Territorial Bancorp, Inc.	30,000	368,400
Third Coast Bancshares, Inc.*	45,000	714,150
Timberland Bancorp, Inc.	47,900	1,225,282
Tiptree, Inc.	177,200	2,659,772
Towne Bank	74,400	1,729,056
TriCo Bancshares	15,900	527,880
TrustCo Bank Corp. NY	36,680	1,049,415
Trustmark Corp.	225,500	4,762,560
Union Bankshares, Inc.	139	3,191
United Bancorp, Inc.	17,000	202,980
United Fire Group, Inc.	93,300	2,114,178
United Security Bancshares	50,000	333,000
Unity Bancorp, Inc.	43,867	1,034,823
Universal Insurance Holdings, Inc.	110,117	1,699,105
Univest Financial Corp.	133,179	2,407,876
US Global Investors, Inc., Class A	48,500	148,410
Velocity Financial, Inc.*+	156,650	1,806,175
Veritex Holdings, Inc.	102,380	1,835,673
Virtus Investment Partners, Inc.	17,232	3,402,803

Industry Company	Shares	Value

Financials (continued)
Walker & Dunlop, Inc.	23,675	$1,872,456
Washington Federal, Inc.	140,000	3,712,800
Washington Trust Bancorp, Inc.	45,000	1,206,450
Waterstone Financial, Inc.	47,000	681,030
WesBanco, Inc.	134,000	3,431,740
Western New England Bancorp, Inc.	67,500	394,200
Westwood Holdings Group, Inc.	26,452	328,005
World Acceptance Corp.*	20,100	2,693,601

		367,746,030

Health Care - 3.77%
AdaptHealth Corp.*	555,000	6,754,350
American Shared Hospital Services*	8,500	21,721
Assertio Holdings, Inc.*	283,650	1,537,383
Avanos Medical, Inc.*	158,417	4,049,139
Bioventus, Inc., Class A*+	225,000	650,250
CareCloud, Inc.*	31,700	93,515
Carisma Therapeutics, Inc.+	154,900	1,358,473
Emergent BioSolutions, Inc.*	200,000	1,470,000
FONAR Corp.*	16,500	282,150
Fulgent Genetics, Inc.*	102,708	3,803,277
Great Elm Group, Inc.*	4,500	9,225
Innoviva, Inc.*+	289,190	3,681,389
iTeos Therapeutics, Inc.*	66,500	880,460
Multiplan Corp.*	3,195,200	6,741,872
Ovid therapeutics, Inc.*	221,100	725,208
Owens & Minor, Inc.*	253,600	4,828,544
ProPhase Labs, Inc.*+	15,000	108,900
Vanda Pharmaceuticals, Inc.*	340,000	2,240,600
XBiotech, Inc.*	20,000	118,800
Zymeworks, Inc.*	336,900	2,910,816

		42,266,072

Industrials - 15.60%
ACCO Brands Corp.	396,300	2,064,723
Air Transport Services Group, Inc.*	282,500	5,330,775
Allegiant Travel Co.*	70,200	8,864,856
American Woodmark Corp.*	93,400	7,132,958
ARC Document Solutions, Inc.	301,700	977,508
ArcBest Corp.	69,500	6,866,600

bridgewayfunds.com	51

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Industrials (continued)
Avalon Holdings Corp., Class A*	16,900	$43,095
AZZ, Inc.	59,600	2,590,216
BlueLinx Holdings, Inc.*	45,000	4,220,100
Boise Cascade Co.	106,000	9,577,100
BrightView Holdings, Inc.*	372,500	2,674,550
Caesarstone, Ltd.	93,600	490,464
CBAK Energy Technology, Inc.*	160,000	195,200
Civeo Corp.*	77,255	1,504,927
CompX International, Inc.	1,000	21,800
Concrete Pumping Holdings, Inc.*	313,000	2,513,390
Conduent, Inc.*	1,088,800	3,701,920
Costamare, Inc.	475,400	4,597,118
Covenant Logistics Group, Inc.	85,400	3,743,082
Daseke, Inc.*	43,000	306,590
Deluxe Corp.	162,000	2,831,760
Eagle Bulk Shipping, Inc.+	68,600	3,295,544
Eastern Co. (The)	19,601	354,582
Eneti, Inc.+	317,500	3,844,925
Enviri Corp.*	322,580	3,183,865
Genco Shipping & Trading, Ltd.	230,900	3,239,527
Golden Ocean Group, Ltd.+	471,400	3,559,070
Heidrick & Struggles International, Inc.	67,500	1,786,725
Hurco Cos., Inc.	19,560	423,474
Kelly Services, Inc., Class A	80,800	1,422,888
Limbach Holdings, Inc.*	3,000	74,190
LS Starrett Co. (The), Class A*	10,632	111,104
LSI Industries, Inc.	17,459	219,285
Manitowoc Co., Inc. (The)*	146,550	2,759,537
Matthews International Corp., Class A	109,000	4,645,580
Mayville Engineering Co., Inc.*	82,810	1,031,813
Mesa Air Group, Inc.*	45,400	115,770
Mistras Group, Inc.*	115,850	894,362
MYR Group, Inc.*	16,020	2,216,207
NL Industries, Inc.	66,962	370,300
NN, Inc.*	126,000	301,140
Northwest Pipe Co.*	50,000	1,512,000
Orion Group Holdings, Inc.*	65,422	183,836
PAM Transportation Services, Inc.*	94,220	2,522,269

Industry Company	Shares	Value

Industrials (continued)
Pangaea Logistics Solutions, Ltd.	296,300	$2,005,951
Park-Ohio Holdings Corp.	7,500	142,500
Patriot Transportation Holding, Inc.*	7,500	62,700
Perma-Pipe International Holdings, Inc.*	14,000	133,140
Preformed Line Products Co.	16,375	2,556,137
Primoris Services Corp.	55,700	1,697,179
Proto Labs, Inc.*	54,800	1,915,808
Quad/Graphics, Inc.*	281,500	1,058,440
Quanex Building Products Corp.	126,700	3,401,895
Radiant Logistics, Inc.*	175,000	1,176,000
Resources Connection, Inc.	70,000	1,099,700
REV Group, Inc.	250,000	3,315,000
Rush Enterprises, Inc., Class B	52,410	3,567,025
Safe Bulkers, Inc.	542,100	1,767,246
Servotronics, Inc.*	1,500	19,500
SIFCO Industries, Inc.*	6,500	15,990
SkyWest, Inc.*+	141,000	5,741,520
StarTek, Inc.*	211,900	618,748
Steelcase, Inc., Class A	322,000	2,482,620
Sterling Infrastructure, Inc.*	50,000	2,790,000
Textainer Group Holdings, Ltd.+	216,900	8,541,522
Titan International, Inc.*	119,000	1,366,120
Titan Machinery, Inc.*	129,800	3,829,100
TrueBlue, Inc.*	117,350	2,078,268
Tutor Perini Corp.*	185,000	1,322,750
Ultralife Corp.*	52,413	253,679
Universal Logistics Holdings, Inc.	115,189	3,318,595
US Xpress Enterprises, Inc., Class A*	195,000	1,197,300
V2X, Inc.*	35,000	1,734,600
Veritiv Corp.	45,600	5,727,816
Willis Lease Finance Corp.*	35,400	1,385,202

		174,638,776

Information Technology - 3.89%
Adeia, Inc.	481,800	5,304,618
Alpha & Omega Semiconductor, Ltd.*	109,544	3,593,043
AXT, Inc.*	175,000	602,000
Bel Fuse, Inc., Class B	32,000	1,837,120
Benchmark Electronics, Inc.	74,000	1,911,420

52	Annual Report | June 30, 2023

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value

Common Stocks (continued)

Information Technology (continued)
Cleanspark, Inc.*+	275,000	$1,179,750
Computer Task Group, Inc.*	61,150	465,351
Comtech Telecommunications Corp.	91,200	833,568
Daktronics, Inc.*	86,500	553,600
Ebix, Inc.+	146,600	3,694,320
Kimball Electronics, Inc.*	63,600	1,757,268
Magnachip Semiconductor Corp.*	155,000	1,732,900
NetScout Systems, Inc.*	202,400	6,264,280
NetSol Technologies, Inc.*	48,100	113,516
Network-1 Technologies, Inc.#	144,000	332,640
Photronics, Inc.*	206,050	5,314,030
Richardson Electronics, Ltd.	30,000	495,000
Taitron Components, Inc., Class A	10,000	41,700
TESSCO Technologies, Inc.*	59,100	528,945
Trio-Tech International*	21,800	104,858
TTM Technologies, Inc.*	490,653	6,820,077
WidePoint Corp.*	11,000	20,460

		43,500,464

Materials - 6.99%
Advanced Emissions
Solutions, Inc.*	92,075	171,259
AdvanSix, Inc.	145,700	5,096,586
Alto Ingredients, Inc.*+	31,000	89,590
American Vanguard Corp.	138,000	2,466,060
Ascent Industries Co.*+	39,525	359,282
Caledonia Mining Corp. PLC+	9,200	106,904
Carpenter Technology Corp.	12,917	725,031
Century Aluminum Co.*	322,300	2,810,456
Clearwater Paper Corp.*	91,650	2,870,478
Core Molding Technologies, Inc.*	37,900	862,225
Friedman Industries, Inc.	6,000	75,600
FutureFuel Corp.	290,300	2,569,155
Gold Resource Corp.	122,250	77,017
Intrepid Potash, Inc.*+	59,856	1,358,133
Kaiser Aluminum Corp.	17,500	1,253,700
Koppers Holdings, Inc.	80,100	2,731,410
Kronos Worldwide, Inc.+	233,600	2,039,328
Mativ Holdings, Inc.	230,000	3,477,600
Mercer International, Inc.	276,150	2,228,531

Industry Company	Shares	Value

Materials (continued)
Olympic Steel, Inc.	67,267	$3,296,083
Pactiv Evergreen, Inc.	722,643	5,470,408
Ramaco Resources, Inc., Class A+	91,400	771,416
Ramaco Resources, Inc., Class B*	18,280	193,951
Rayonier Advanced Materials, Inc.*	409,500	1,752,660
Ryerson Holding Corp.	177,800	7,712,964
Schnitzer Steel Industries, Inc., Class A	99,900	2,996,001
SunCoke Energy, Inc.	497,700	3,916,899
TimkenSteel Corp.*	259,000	5,586,630
Trinseo PLC+	88,000	1,114,960
Tronox Holdings PLC	538,000	6,837,980
Universal Stainless & Alloy Products, Inc.*	10,000	140,100
Valhi, Inc.+	109,427	1,406,137
Warrior Met Coal, Inc.	146,992	5,725,338

		78,289,872

Real Estate - 1.41%
AMREP Corp.*	52,000	932,703
Anywhere Real Estate, Inc.*	507,800	3,392,104
Douglas Elliman, Inc.	60,600	134,532
Forestar Group, Inc.*	209,800	4,730,990
Newmark Group, Inc., Class A	705,000	4,385,100
RE/MAX Holdings, Inc., Class A	111,400	2,145,564
Transcontinental Realty Investors, Inc.*	1,400	51,282

		15,772,275

TOTAL COMMON STOCKS - 99.94%		1,119,069,973

(Cost $942,039,006)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%+	221	4,751

TOTAL PREFERRED STOCK - 0.00%		4,751

(Cost $4,597)

bridgewayfunds.com	53

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company		Shares	Value

RIGHTS - 0.02%
Pineapple Holdings, Inc., CVR*Δ#+++		5,000	$–
Pan American Silver Corp., CVR, expiring 02/22/24*		150,000	76,515
Resolute Forest Products, Inc., CVR, expiring 12/31/49*Δ#		335,500	97,295

TOTAL RIGHTS - 0.02%			173,810

(Cost $34,500)

WARRANTS - 0.01%
Nabors Industries, Ltd., expiring 06/11/26*		7,920	91,080

TOTAL WARRANTS - 0.01%			91,080

(Cost $ – )

Rate^		Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	4.99%	885	885

TOTAL MONEY MARKET FUND - 0.00%			885

(Cost $885)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.48%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	5.16%	16,593,323	16,593,323

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.48%			16,593,323

(Cost $16,593,323)

TOTAL INVESTMENTS - 101.45%			$1,135,933,822
(Cost $958,672,311)

Liabilities in Excess of Other Assets - (1.45%)			(16,213,698)

NET ASSETS - 100.00%			$1,119,720,124

*	Non-income producing security.
+

This security or a portion of the security is out on loan at June 30, 2023. Total loaned securities had a value of $51,279,343, which included loaned securities with a value of $238,161 that have been sold and are pending settlement as of June 30, 2023. The total market value of loaned securities excluding these pending sales is $51,041,182. See Note 2 for disclosure of cash and non-cash collateral.

#	Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $3,008,666, which is 0.27% of total net assets.
No stated maturity date.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
^	Rate disclosed as of June 30, 2023.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2023.

CVR  - Contingent Value Right

PLC  - Public Limited Company

54	Annual Report | June 30, 2023

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2023:

		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks

Consumer Discretionary	$171,108,369	$429,100	$–	$171,537,469

Industrials	174,619,276	19,500	–	174,638,776

Other Industries (a)	772,893,728	–	–	772,893,728

Total Common Stocks	1,118,621,373	448,600	–	1,119,069,973

Preferred Stock	4,751	–	–	4,751

Rights	76,515	–	97,295	173,810

Warrants	91,080	–	–	91,080

Money Market Fund	885	–	–	885

Investments Purchased With Cash Proceeds From Securities Lending	16,593,323	–	–	16,593,323

TOTAL	$1,135,387,927	$448,600	$97,295	$1,135,933,822

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)

	Rights	Total

Balance as of 06/30/2022	$0	$0
Purchases/Issuances	–	–
Sales/Expirations	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in unrealized Appreciation/(Depreciation)	97,295	97,295
Transfers in	–	–
Transfers out	–	–

Balance as of 06/30/2023	$97,295	$97,295

Net change in unrealized Appreciation/(Depreciation) from investments held as of 06/30/2023	$97,295	$97,295

See Notes to Financial Statements.

bridgewayfunds.com	55

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2023

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2023, our Fund returned +3.32%, underperforming our primary market benchmark, the S&P 500 Index (+8.74%). The Fund performed in line with its design during the quarter.

For the fiscal year, our Fund returned +12.00%, underperforming the S&P 500 Index (+19.59%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2023

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	3.32%	12.00%	4.87%	4.74%	4.04%	4.27%
S&P 500 Index	8.74%	19.59%	12.31%	12.86%	10.88%	8.12%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

56	Annual Report | June 30, 2023

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception June 30, 2001 to June 30, 2023

Detailed Explanation of Quarterly Performance

For the quarter, the Managed Volatility Fund returned +3.32%, capturing 38% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 5.04% during the quarter, which was 57% lower than the S&P 500’s annualized standard deviation of 11.81% during the same period.

The portfolio’s options component detracted from results, returning approximately -0.6%. However, all other portfolio components added to the Fund’s results. The portfolio’s equities component provided the largest contribution, returning approximately +3.1%. The portfolio’s futures and fixed income components returned approximately +0.6% and +0.3%, respectively.

Detailed Explanation of Fiscal Year Performance

For the 12-month period, the Managed Volatility Fund returned +12.00%, capturing 61% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 6.59% during the fiscal year, which was 66% lower than the S&P 500’s annualized standard deviation of 19.67% during the same period.

The portfolio’s equities component added the most to the Fund’s results, returning approximately +6.2%. The portfolio’s options and futures components also added to results, returning approximately +2.6% and +1.7%, respectively. The portfolio’s fixed income component made the smallest contribution to the Fund’s results, returning approximately 0.8%.

The Fund continues to perform as designed, particularly over longer time horizons. For the past 10 years and since inception, the Fund has captured roughly 37% and 53%, respectively, of the S&P 500’s return. The Fund’s annualized standard deviation has been about 59% lower than the index’s for the last 10 years, and about 57% lower since inception.

bridgewayfunds.com	57

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2023

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Information Technology	4.0%
2	Microsoft Corp.	Information Technology	3.4%
3	Amazon.com, Inc.	Consumer Discretionary	2.2%
4	McDonald’s Corp.	Consumer Discretionary	1.7%
5	Alphabet, Inc., Class C	Communication Services	1.7%
6	Cheniere Energy, Inc.	Energy	1.6%
7	Alphabet, Inc., Class A	Communication Services	1.6%
8	PepsiCo, Inc.	Consumer Staples	1.5%
9	Occidental Petroleum Corp.	Energy	1.4%
10	Marathon Petroleum Corp.	Energy	1.3%

	Total		20.4%

Industry Sector Representation as of June 30, 2023

Asset Type	% of Net Assets
Common Stock	58.9%
Communication Services	4.3%
Consumer Discretionary	7.2%
Consumer Staples	4.8%
Energy	7.7%
Financials	6.6%
Health Care	6.7%
Industrials	3.7%
Information Technology	14.4%
Materials	1.5%
Real Estate	0.9%
Utilities	1.1%
U.S. Government Obligations	25.9%
Call Options Written	-0.9%
Put Options Written	-0.4%
Money Market Fund	10.3%
Cash & Other Assets	6.2%
Total	100%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2023, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large.

58	Annual Report | June 30, 2023

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	59

Managed Volatility Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value
COMMON STOCKS - 58.92%

Communication Services - 4.34%
Alphabet, Inc., Class A*#	4,200	$502,740
Alphabet, Inc., Class C*	4,200	508,074
AT&T, Inc.	2,240	35,728
Comcast Corp., Class A	600	24,930
Meta Platforms, Inc., Class A*	400	114,792
Omnicom Group, Inc.#	600	57,090
Verizon Communications, Inc.	900	33,471
Walt Disney Co. (The)*	565	50,443
Warner Bros Discovery, Inc.*	541	6,784

		1,334,052

Consumer Discretionary - 7.14%
Amazon.com, Inc.*#	5,200	677,872
AutoZone, Inc.*	100	249,336
eBay, Inc.#	500	22,345
Five Below, Inc.*#	1,500	294,810
Ford Motor Co.	1,750	26,478
General Motors Co.	700	26,992
McDonald’s Corp.#	1,800	537,138
NIKE, Inc., Class B#	600	66,222
Ross Stores, Inc.	500	56,065
Starbucks Corp.#	400	39,624
Tesla, Inc.*	600	157,062
Yum! Brands, Inc.	300	41,565

		2,195,509

Consumer Staples - 4.81%
Archer-Daniels-Midland Co.	400	30,224
Coca-Cola Co. (The)	1,700	102,374
Colgate-Palmolive Co.#	400	30,816
Constellation Brands, Inc., Class A#	500	123,065
Costco Wholesale Corp.#	400	215,352
Dollar General Corp.	300	50,934
General Mills, Inc.	500	38,350
J M Smucker Co. (The)	400	59,068
Kimberly-Clark Corp.	600	82,836
Kroger Co. (The)	800	37,600
Mondelez International, Inc., Class A	700	51,058
PepsiCo, Inc.#	2,500	463,050
Procter & Gamble Co. (The)	600	91,044
Target Corp.	300	39,570

Industry Company	Shares	Value

Consumer Staples (continued)
Walmart, Inc.#	400	$62,872

		1,478,213

Energy - 7.72%
Antero Resources Corp.*#	2,200	50,666
APA Corp.#	7,000	239,190
Cheniere Energy, Inc.#	3,300	502,788
Chevron Corp.#	798	125,565
ConocoPhillips	587	60,819
EOG Resources, Inc.#	500	57,220
Exxon Mobil Corp.#	900	96,525
Kinder Morgan, Inc.	400	6,888
Marathon Petroleum Corp.#	3,500	408,100
Occidental Petroleum Corp.#	7,260	426,888
Phillips 66	593	56,560
Pioneer Natural Resources Co.	25	5,180
Schlumberger NV	600	29,472
Valero Energy Corp.#	2,600	304,980

		2,370,841

Financials - 6.61%
American Express Co.	300	52,260
Aon PLC, Class A	200	69,040
Bank of America Corp.	1,700	48,773
Berkshire Hathaway, Inc., Class B*#	760	259,160
BlackRock, Inc.	100	69,114
Capital One Financial Corp.	200	21,874
Charles Schwab Corp. (The)	800	45,344
Chubb, Ltd.	461	88,770
Citigroup, Inc.	810	37,292
CME Group, Inc.#	600	111,174
Comerica, Inc.	300	12,708
Goldman Sachs Group, Inc. (The)	200	64,508
Huntington Bancshares, Inc.	800	8,624
JPMorgan Chase & Co.	1,000	145,440
KeyCorp.	800	7,392
Marsh & McLennan Cos., Inc.	400	75,232
Mastercard, Inc., Class A#	600	235,980
Morgan Stanley#	800	68,320
PayPal Holdings, Inc.*	400	26,692
PNC Financial Services Group, Inc. (The)	500	62,975

60	Annual Report | June 30, 2023

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company	Shares	Value
Common Stocks (continued)

Financials (continued)
Progressive Corp. (The)	420	$55,596
S&P Global, Inc.	400	160,356
T Rowe Price Group, Inc.	100	11,202
Truist Financial Corp.	300	9,105
U.S. Bancorp#	1,900	62,776
Visa, Inc., Class A#	600	142,488
Wells Fargo & Co.#	1,871	79,854

		2,032,049

Health Care - 6.73%
Abbott Laboratories	700	76,314
AbbVie, Inc.#	1,859	250,463
Amgen, Inc.#	500	111,010
Baxter International, Inc.	300	13,668
Becton Dickinson & Co.	173	45,674
Biogen, Inc.*	200	56,970
Bristol-Myers Squibb Co.	1,079	69,002
Cigna Group (The)	299	83,900
CVS Health Corp.	400	27,652
Danaher Corp.	200	48,000
DaVita, Inc.*	100	10,047
Elevance Health, Inc.	200	88,858
Embecta Corp.	34	734
Gilead Sciences, Inc.	400	30,828
Johnson & Johnson	1,000	165,520
Medtronic PLC	400	35,240
Merck & Co., Inc.	1,700	196,163
Pfizer, Inc.	1,700	62,356
Stryker Corp.	160	48,814
Thermo Fisher Scientific, Inc.#	500	260,875
UnitedHealth Group, Inc.#	800	384,512

		2,066,600

Industrials - 3.71%
3M Co.	500	50,045
Automatic Data Processing, Inc.#	50	10,989
Carrier Global Corp.	540	26,843
Emerson Electric Co.	400	36,156
FedEx Corp.#	600	148,740
Honeywell International, Inc.	600	124,500
Ingersoll Rand, Inc.	16	1,046
Johnson Controls International PLC	454	30,936
L3Harris Technologies, Inc.	100	19,577
Lockheed Martin Corp.	270	124,303
Northrop Grumman Corp.#	400	182,320

Industry Company	Shares	Value

Industrials (continued)
Otis Worldwide Corp.	270	$24,033
Raytheon Technologies Corp.#	1,240	121,470
Trane Technologies PLC	200	38,252
Union Pacific Corp.	300	61,386
United Parcel Service, Inc., Class B	300	53,775
Waste Management, Inc.	500	86,710

		1,141,081

Information Technology - 14.40%
Accenture PLC, Class A	200	61,716
Adobe, Inc.*#	600	293,394
Analog Devices, Inc.	200	38,962
Apple, Inc.#	6,400	1,241,408
Applied Materials, Inc.#	1,100	158,994
Broadcom, Inc.	210	182,160
Cisco Systems, Inc.	2,000	103,480
Cognizant Technology Solutions Corp., Class A#	700	45,696
Dropbox, Inc., Class A*#	4,000	106,680
HP, Inc.	2,000	61,420
Intel Corp.#	1,400	46,816
International Business Machines Corp.	200	26,762
Intuit, Inc.	200	91,638
Juniper Networks, Inc.	600	18,798
Micron Technology, Inc.#	2,100	132,531
Microsoft Corp.#	3,100	1,055,674
NVIDIA Corp.#	500	211,510
Oracle Corp.#	860	102,417
QUALCOMM, Inc.#	1,800	214,272
Salesforce, Inc.*#	700	147,882
Texas Instruments, Inc.	470	84,610

		4,426,820

Materials - 1.48%
Corteva, Inc.	33	1,891
Dow, Inc.	333	17,735
DuPont de Nemours, Inc.	400	28,576
Ecolab, Inc.	200	37,338
Freeport-McMoRan, Inc.	1,600	64,000
Linde PLC	300	114,324
Sherwin-Williams Co. (The)	100	26,552
Steel Dynamics, Inc.#	1,500	163,395

		453,811

bridgewayfunds.com	61

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Industry Company		Shares	Value

Common Stocks (continued)

Real Estate - 0.88%
American Tower Corp.		300	$58,182
Crown Castle, Inc.#		500	56,970
Equinix, Inc.		40	31,358
Prologis, Inc.		500	61,315
Public Storage		100	29,188
SBA Communications Corp.		50	11,588
Welltower, Inc.		200	16,178
Weyerhaeuser Co.		200	6,702

			271,481

Utilities - 1.10%
American Electric Power Co., Inc.		400	33,680
Dominion Energy, Inc.		420	21,752
Duke Energy Corp.		383	34,370
NextEra Energy, Inc.#		2,500	185,500
Sempra Energy		330	48,045
Xcel Energy, Inc.		240	14,921

			338,268

TOTAL COMMON STOCKS - 58.92%			18,108,725

(Cost $9,879,828)

Due Date	Discount Rate or Coupon Rate(a)	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 25.92%

U.S. Treasury Bills - 25.92%
07/06/2023	0.149%	$2,000,000	1,999,175
07/27/2023	0.390%	2,000,000	1,993,310
08/24/2023	0.344%	1,000,000	992,517
08/10/2023	1.993%	3,000,000	2,983,755

TOTAL U.S. GOVERNMENT OBLIGATIONS - 25.92%			7,968,757

(Cost $7,966,348)

	Rate^	Shares	Value

MONEY MARKET FUND - 10.28%
Fidelity Investments Money
Market Government
Portfolio Class I	4.99%	3,158,220	3,158,220

TOTAL MONEY MARKET FUND - 10.28%			3,158,220

(Cost $3,158,220)

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN - 95.12%			29,235,702

(Cost $21,004,396)

Value

WRITTEN OPTIONS - (1.33%)

TOTAL WRITTEN OPTIONS - (1.33%)	$(408,955)

(Premiums Received $(543,215))

TOTAL INVESTMENTS - 93.79%	$28,826,747
(Cost $20,461,181)

Other Assets in Excess of Liabilities - 6.21%	1,909,385

NET ASSETS - 100.00%	$30,736,132

#	Security subject to call or put option written by the Fund.
*	Non-income producing security.
(a)	Rate represents the effective yield at purchase.
^	Rate disclosed as of June 30, 2023.

PLC - Public Limited Company

62	Annual Report | June 30, 2023

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

EXCHANGE TRADED PUT OPTIONS WRITTEN - (0.43%)

Adobe, Inc.	7	$(342,293)	$460.00	08/18/23	$(5,369)

American International Group, Inc.	30	(172,620)	55.00	08/18/23	(3,000)

Ameriprise Financial, Inc.	10	(332,160)	310.00	07/21/23	(950)

Antero Resources Corp.	95	(218,785)	21.00	07/21/23	(2,090)

Antero Resources Corp.	23	(52,969)	22.00	07/21/23	(1,035)

Automatic Data Processing, Inc.	14	(307,706)	210.00	08/18/23	(4,158)

Axon Enterprise, Inc.	5	(97,560)	190.00	09/15/23	(4,500)

Caterpillar, Inc.	14	(344,470)	220.00	08/18/23	(2,660)

Celsius Holdings, Inc.	14	(208,866)	145.00	07/21/23	(4,480)

CME Group, Inc.	10	(185,290)	180.00	09/15/23	(3,250)

Colgate-Palmolive Co.	40	(308,160)	75.00	08/18/23	(3,680)

Crocs, Inc.	25	(281,100)	110.00	09/15/23	(21,225)

Deckers Outdoor Corp.	3	(158,298)	500.00	09/15/23	(5,340)

eBay, Inc.	45	(201,105)	42.50	07/21/23	(1,080)

Electronic Arts, Inc.	24	(311,280)	125.00	09/15/23	(6,840)

Expedia Group, Inc.	15	(164,085)	105.00	07/28/23	(2,985)

Halliburton Co.	20	(65,980)	32.00	07/21/23	(1,400)

Hershey Co. (The)	13	(324,610)	250.00	08/18/23	(6,955)

Kellogg Co.	10	(67,400)	67.50	09/15/23	(2,060)

Marathon Oil Corp.	140	(322,280)	22.00	09/15/23	(13,440)

Mastercard, Inc., Class A	8	(314,640)	360.00	07/21/23	(272)

Microsoft Corp.	9	(306,486)	330.00	08/18/23	(6,912)

Nucor Corp.	20	(327,960)	150.00	08/18/23	(4,440)

NVIDIA Corp.	10	(423,020)	400.00	08/18/23	(13,000)

Synchrony Financial	20	(67,840)	33.00	07/21/23	(1,080)

UnitedHealth Group, Inc.	7	(336,448)	470.00	09/15/23	(8,512)

Walmart, Inc.	23	(361,514)	145.00	08/18/23	(1,633)

Total Exchange Traded Put Options Written (Premiums Received $(249,816))					$(132,346)

bridgewayfunds.com	63

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

EXCHANGE TRADED CALL OPTIONS WRITTEN - (0.90%)

AbbVie, Inc.	6	$(80,838)	$140.00	07/21/23	$(210)

Adobe, Inc.	2	(97,798)	490.00	09/15/23	(5,870)

Alphabet, Inc., Class A	20	(239,400)	127.50	09/15/23	(6,840)

Amazon.com, Inc.	18	(234,648)	132.50	09/15/23	(13,050)

Amgen, Inc.	2	(44,404)	230.00	07/21/23	(188)

Antero Resources Corp.	22	(50,666)	22.00	07/21/23	(3,718)

APA Corp.	70	(239,190)	37.50	07/21/23	(1,750)

Apple, Inc.	20	(387,940)	195.00	09/15/23	(15,180)

Applied Materials, Inc.	4	(57,816)	140.00	09/15/23	(4,532)

Berkshire Hathaway, Inc., Class B	2	(68,200)	340.00	09/15/23	(2,320)

Cheniere Energy, Inc.	33	(502,788)	145.00	07/21/23	(30,030)

Chevron Corp.	3	(47,205)	160.00	07/21/23	(513)

CME Group, Inc.	6	(111,174)	180.00	09/15/23	(5,838)

Cognizant Technology Solutions Corp., Class A	3	(19,584)	60.00	07/21/23	(1,680)

Constellation Brands, Inc., Class A	2	(49,226)	240.00	07/21/23	(1,672)

Costco Wholesale Corp.	2	(107,676)	535.00	09/15/23	(4,010)

Crown Castle, Inc.	2	(22,788)	120.00	07/21/23	(150)

Dropbox, Inc., Class A	40	(106,680)	22.00	07/21/23	(19,400)

eBay, Inc.	2	(8,938)	45.00	08/18/23	(350)

EOG Resources, Inc.	2	(22,888)	114.00	08/18/23	(948)

Exxon Mobil Corp.	3	(32,175)	105.00	07/21/23	(1,095)

FedEx Corp.	2	(49,580)	250.00	09/15/23	(2,130)

Five Below, Inc.	15	(294,810)	190.00	08/18/23	(18,900)

Intel Corp.	6	(20,064)	31.00	07/21/23	(1,644)

Marathon Petroleum Corp.	16	(186,560)	110.00	07/21/23	(12,272)

Marathon Petroleum Corp.	7	(81,620)	115.00	07/28/23	(3,220)

Marathon Petroleum Corp.	7	(81,620)	115.00	08/18/23	(4,487)

Marathon Petroleum Corp.	4	(46,640)	120.00	07/21/23	(684)

Mastercard, Inc., Class A	2	(78,660)	385.00	07/21/23	(2,370)

McDonald’s Corp.	13	(387,933)	285.00	08/18/23	(20,111)

Micron Technology, Inc.	7	(44,177)	70.00	08/18/23	(630)

Microsoft Corp.	9	(306,486)	345.00	09/15/23	(12,942)

Morgan Stanley	3	(25,620)	90.00	07/21/23	(153)

NextEra Energy, Inc.	7	(51,940)	77.50	07/21/23	(210)

NIKE, Inc., Class B	3	(33,111)	110.00	07/28/23	(912)

Northrop Grumman Corp.	2	(91,160)	445.00	08/18/23	(4,120)

NVIDIA Corp.	2	(84,604)	440.00	09/15/23	(6,110)

Occidental Petroleum Corp.	69	(405,720)	62.50	09/15/23	(11,730)

Omnicom Group, Inc.	2	(19,030)	95.00	07/21/23	(430)

Oracle Corp.	3	(35,727)	125.00	09/15/23	(999)

PepsiCo, Inc.	16	(296,352)	190.00	07/21/23	(1,440)

PepsiCo, Inc.	3	(55,566)	185.00	07/21/23	(870)

QUALCOMM, Inc.	6	(71,424)	120.00	09/15/23	(3,960)

Raytheon Technologies Corp.	4	(39,184)	95.00	08/18/23	(1,920)

Salesforce, Inc.	3	(63,378)	220.00	07/21/23	(537)

Starbucks Corp.	2	(19,812)	100.00	07/21/23	(256)

Steel Dynamics, Inc.	15	(163,395)	100.00	08/18/23	(17,550)

64	Annual Report | June 30, 2023

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2023

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

Exchange Traded Call Options Written (continued)

Thermo Fisher Scientific, Inc.	2	$(104,350)	$530.00	07/21/23	$(1,348)

U.S. Bancorp	6	(19,824)	35.00	07/21/23	(324)

UnitedHealth Group, Inc.	3	(144,192)	490.00	08/18/23	(3,306)

Valero Energy Corp.	22	(258,060)	110.00	07/21/23	(18,810)

Visa, Inc., Class A	2	(47,496)	240.00	09/15/23	(1,570)

Wells Fargo & Co.	6	(25,608)	42.50	09/15/23	(1,320)

Total Exchange Traded Call Options Written (Premiums Received $(293,399))					$(276,609)

bridgewayfunds.com	65

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2023:

		Assets Table
		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$18,108,725	$–	$–	$18,108,725

U.S. Government Obligations	–	7,968,757	–	7,968,757

Money Market Fund	3,158,220	–	–	3,158,220

TOTAL	$21,266,945	$7,968,757	$–	$29,235,702

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Written Options	$(373,705)	$(35,250)	$–	$(408,955)

TOTAL	$(373,705)	$(35,250)	$–	$(408,955)

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

66	Annual Report | June 30, 2023

THIS PAGE INTENTIONALLY LEFT BLANK

bridgewayfunds.com	67

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2023

ASSETS	Aggressive Investors 1	Ultra-Small Company
Investments at value(c)	$150,750,842	$94,573,143

Deposit with brokers for options written	–	–

Deposits with brokers for future contracts	–	–

Receivables:

Portfolio securities sold	1,784,482	1,313,161

Fund shares sold	739	505

Dividends and interest	62,237	66,583

Prepaid expenses	34,011	15,054

Total assets	152,632,311	95,968,446

LIABILITIES

Payables:

Portfolio securities purchased	1,540,090	661,347

Fund shares redeemed	92,493	4,625

Loan payable	–	–

Payable upon return of securities loaned	26,100	12,803,018

Accrued Liabilities:

Investment adviser fees	11,052	60,605

Administration fees	853	445

Directors’ fees	640	446

Other	68,577	43,273

Put options written at value	–	–

Call options written at value	–	–

Total liabilities	1,739,805	13,573,759

NET ASSETS	$150,892,506	$82,394,687

NET ASSETS REPRESENT

Paid-in capital	$143,047,683	$80,670,227

Distributable earnings/(Accumulated losses)	7,844,823	1,724,460

NET ASSETS	$150,892,506	$82,394,687

Shares of common stock outstanding of $.001 par value(a)	2,238,898	3,021,579

Net asset value, offering price and redemption price per share	$67.40	$27.27

Total investments at cost	$133,697,193	$96,896,043

Premiums received on put options written	$–	$–

Premiums received on call options written	$–	$–

(a)	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

(b)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

(c)	Includes investments purchased with cash collateral for security lending, see Note 2.

See Notes to Financial Statements.

68	Annual Report | June 30, 2023

Ultra-Small Company Market		Small-Cap Value	Omni Small-Cap Value	Managed Volatility

$206,981,946		$563,826,205	$1,135,933,822	$29,235,702

–		–	–	134,609

–		–	–	967,099

1,122,078		2,060,401	6,196,017	928,431

6,676		689,193	188,682	–

166,150		486,469	673,603	19,488

37,343		94,016	141,116	20,040

208,314,193		567,156,284	1,143,133,240	31,305,369

411,886		6,106,269	649,214	115,607

190,640		3,940,082	358,837	–

–		–	5,270,000	–

22,935,673		10,286,466	16,593,323	–

79,880		294,530	270,417	7,670
1,016		3,081	6,358	203

1,398		1,430	9,332	106

89,417		190,021	255,635	36,696

–		–	–	132,346

–		–	–	276,609

23,709,910		20,821,879	23,413,116	569,237

$184,604,283		$546,334,405	$1,119,720,124	$30,736,132

$205,962,506		$528,183,626	$862,065,426	$21,547,276

(21,358,223)		18,150,779	257,654,698	9,188,856

$184,604,283		$546,334,405	$1,119,720,124	$30,736,132

17,413,500		15,114,974	64,611,742	1,863,305

$10.60	(b)	$36.15	$17.33	$16.50

$203,651,926		$557,620,154	$958,672,311	$21,004,396

$–		$–	$–	$249,816

$–		$–	$–	$293,399

bridgewayfunds.com	69

STATEMENTS OF OPERATIONS
Year Ended June 30, 2023

	Aggressive Investors 1	Ultra-Small Company

INVESTMENT INCOME

Dividends	$2,254,603	$772,894

Less: foreign taxes withheld	(42,640)	(3,131)

Interest	17,467	24,545

Securities lending	27,527	130,443

Total Investment Income	2,256,957	924,751

EXPENSES

Investment advisory fees - Base fees	1,295,488	730,978

Investment advisory fees - Performance adjustment	(1,230,456)	–

Administration fees	7,931	4,471

Accounting fees	65,515	60,197

Transfer agent fees	122,995	53,727

Audit fees	10,004	10,599

Legal fees	18,472	10,360

Custody fees	4,779	12,943

Blue sky fees	24,211	12,826

Directors’ and officers’ fees	20,369	11,446

Shareholder servicing fees	70,003	24,099

Reports to shareholders	29,637	18,535

Insurance expenses	11,545	6,025

Miscellaneous expenses	14,442	16,282

Total Expenses	464,935	972,488

Less investment advisory fees waived and other expenses reimbursed	–	–

Net Expenses	464,935	972,488

NET INVESTMENT INCOME (LOSS)	1,792,022	(47,737)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized Gain (Loss) on:

Investments	(6,694,697)	10,737,491

Foreign Currency Transactions	(254)	1

Written options	–	–

Futures contracts	–	–

Net Realized Gain (Loss)	(6,694,951)	10,737,492

Change in Unrealized Appreciation (Depreciation) on:

Investments	29,439,745	(2,700,149)

Foreign Currency Translations	(54)	–

Written options	–	–

Net Change in Unrealized Appreciation (Depreciation)	29,439,691	(2,700,149)

Net Realized and Unrealized Gain (Loss) on Investments	22,744,740	8,037,343

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,536,762	$7,989,606

See Notes to Financial Statements.

70	Annual Report | June 30, 2023

Ultra-Small Company Market	Small-Cap Value	Omni Small-Cap Value	Managed Volatility

$2,098,571	$12,175,740	$27,920,611	$349,943

(1,272)	(21,008)	(23,985)	–

33,251	164,208	125,991	402,762

981,593	106,774	286,042	–

3,112,143	12,425,714	28,308,659	752,705

954,477	3,140,630	5,756,084	177,780

–	97,245	–	–

10,463	29,055	64,166	1,639

83,398	114,703	209,409	54,387

100,655	205,497	12,583	37,333

14,524	51,156	58,383	12,734

24,816	70,935	158,876	3,746

14,691	21,207	49,150	6,806

27,545	62,597	45,531	23,139

26,780	74,814	166,785	4,161

153,326	442,665	998,862	18,438

34,045	94,141	74,904	15,139

15,035	37,062	90,114	2,111

30,310	82,960	96,553	15,168

1,490,065	4,524,667	7,781,400	372,581

(58,349)	–	(2,244,593)	(94,060)

1,431,716	4,524,667	5,536,807	278,521

1,680,427	7,901,047	22,771,852	474,184

(26,363,663)	13,058,912	105,110,438	(197,949)

(3)	–	–	–

–	–	–	1,024,942

–	–	–	52,200

(26,363,666)	13,058,912	105,110,438	879,193

25,013,499	24,242,974	(64,596,869)	1,881,107

34	–	–	–

–	–	–	116,035

25,013,533	24,242,974	(64,596,869)	1,997,142

(1,350,133)	37,301,886	40,513,569	2,876,335

$330,294	$45,202,933	$63,285,421	$3,350,519

bridgewayfunds.com	71

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company

	Year Ended June 30,		Year Ended June 30,

	2023	2022	2023	2022

OPERATIONS

Net investment income (loss)	$1,792,022	$1,601,844	$(47,737)	$469,417

Net realized gain (loss) on investments	(6,694,951)	4,549,754	10,737,492	21,533,226

Net change in unrealized appreciation (depreciation) on investments	29,439,691	(48,935,428)	(2,700,149)	(44,067,784)

Net increase (decrease) in net assets resulting from operations	24,536,762	(42,783,830)	7,989,606	(22,065,141)

DISTRIBUTIONS:

From net investment income and net realized gains	(2,003,138)	(16,041,315)	(12,493,631)	(18,903,156)

Net decrease in net assets from distributions	(2,003,138)	(16,041,315)	(12,493,631)	(18,903,156)

SHARE TRANSACTIONS:

Proceeds from sale of shares	1,334,030	2,952,377	662,893	1,195,128

Proceeds from shares issued in connection with acquisition from Plan of Reorganization(a)	–	–	–	–

Reinvestment of distributions	1,909,352	15,459,881	11,514,136	17,262,121

Cost of shares redeemed	(10,394,348)	(14,325,323)	(3,765,829)	(8,593,146)

Redemption fees	–	–	–	–

Net increase (decrease) in net assets resulting from share transactions	(7,150,966)	4,086,935	8,411,200	9,864,103
Net increase (decrease) in net assets	15,382,658	(54,738,210)	3,907,175	(31,104,194)

NET ASSETS:

Beginning of year	135,509,848	190,248,058	78,487,512	109,591,706

End of year	$150,892,506	$135,509,848	$82,394,687	$78,487,512

SHARES ISSUED & REDEEMED

Issued	21,758	37,715	23,570	34,955

Shares issued in reorganization	–	–	–	–

Distributions reinvested	31,285	200,674	455,825	526,927

Redeemed	(166,206)	(189,203)	(135,871)	(242,903)

Net increase (decrease)	(113,163)	49,186	343,524	318,979

Outstanding at beginning of year	2,352,061	2,302,875	2,678,055	2,359,076

Outstanding at end of year	2,238,898	2,352,061	3,021,579	2,678,055

(a)	See Note 9 - Reorganization in the Notes to Financial Statements.

See Notes to Financial Statements.

72	Annual Report | June 30, 2023

Ultra-Small Company Market		Small-Cap Value		Omni Small-Cap Value

Year Ended June 30,		Year Ended June 30,		Year Ended June 30,

2023	2022	2023	2022	2023	2022

$1,680,427	$2,281,180	$7,901,047	$1,821,824	$22,771,852	$16,034,617

(26,363,666)	44,920,024	13,058,912	8,063,222	105,110,438	233,381,693

25,013,533	(140,034,510)	24,242,974	(56,619,680)	(64,596,869)	(299,843,646)

330,294	(92,833,306)	45,202,933	(46,734,634)	63,285,421	(50,427,336)

(3,941,983)	(53,624,949)	(4,893,779)	(18,530,494)	(218,697,351)	(52,208,938)

(3,941,983)	(53,624,949)	(4,893,779)	(18,530,494)	(218,697,351)	(52,208,938)

26,230,413	64,813,031	281,484,779	486,184,203	229,039,073	204,195,915

–	–	–	31,498,261	–	–

3,707,860	50,228,114	4,723,622	17,763,527	218,471,046	51,814,442

(31,049,948)	(166,278,783)	(202,895,796)	(338,154,556)	(331,319,501)	(265,467,787)

23,911	484,129	–	–	–	–

(1,087,764)	(50,753,509)	83,312,605	197,291,435	116,190,618	(9,457,430)

(4,699,453)	(197,211,764)	123,621,759	132,026,307	(39,221,312)	(112,093,704)

189,303,736	386,515,500	422,712,646	290,686,339	1,158,941,436	1,271,035,140

$184,604,283	$189,303,736	$546,334,405	$422,712,646	$1,119,720,124	$1,158,941,436

2,486,450	4,188,288	7,883,750	13,083,837	12,341,533	9,301,268

–	–	–	870,985	–	–

368,209	3,734,432	135,736	486,768	12,505,498	2,384,466

(2,913,014)	(10,161,577)	(5,797,264)	(9,514,667)	(17,739,796)	(11,875,882)

(58,355)	(2,238,857)	2,222,222	4,926,923	7,107,235	(190,148)

17,471,855	19,710,712	12,892,752	7,965,829	57,504,507	57,694,655

17,413,500	17,471,855	15,114,974	12,892,752	64,611,742	57,504,507

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Managed Volatility

	Year Ended June 30,

	2023	2022

OPERATIONS

Net investment income (loss)	$474,184	$(26,779)

Net realized gain on investments	879,193	1,298,522

Net change in unrealized appreciation (depreciation) on investments	1,997,142	(3,608,449)

Net increase (decrease) in net assets resulting from operations	3,350,519	(2,336,706)

DISTRIBUTIONS:

From net investment income and net realized gains	(1,771,090)	(330,370)

Net decrease in net assets from distributions	(1,771,090)	(330,370)

SHARE TRANSACTIONS:

Proceeds from sale of shares	2,541,769	3,754,159

Reinvestment of distributions	1,663,038	311,148

Cost of shares redeemed	(3,687,157)	(8,918,751)

Net increase (decrease) in net assets resulting from share transactions	517,650	(4,853,444)
Net increase (decrease) in net assets	2,097,079	(7,520,520)

NET ASSETS:

Beginning of year	28,639,053	36,159,573

End of year	$30,736,132	$28,639,053

SHARES ISSUED & REDEEMED

Issued	158,492	219,063

Shares issued in reorganization	–	–

Distributions reinvested	107,086	18,122

Redeemed	(231,144)	(518,753)

Net increase (decrease)	34,434	(281,568)

Outstanding at beginning of year	1,828,871	2,110,439

Outstanding at end of year	1,863,305	1,828,871

See Notes to Financial Statements.

74	Annual Report | June 30, 2023

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

AGGRESSIVE INVESTORS 1

	Year Ended June 30
	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$57.61	$82.61	$56.59	$62.01	$74.05

Income from Investment Operations:

Net Investment Income(a)	0.78	0.69	0.86	0.61	0.98

Net Realized and Unrealized Gain (Loss)	9.88	(18.56)	25.88	(5.21)	(6.93)

Total from Investment Operations	10.66	(17.87)	26.74	(4.60)	(5.95)

Less Distributions to Shareholders from:

Net Investment Income	(0.87)	(0.83)	(0.72)	(0.82)	(1.21)

Net Realized Gain	–	(6.30)	–	–	(4.88)

Total Distributions	(0.87)	(7.13)	(0.72)	(0.82)	(6.09)

Net Asset Value, End of Year	$67.40	$57.61	$82.61	$56.59	$62.01

Total Return	18.66%	(23.81%)	47.48%	(7.53%)	(6.67%)

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$150,893	$135,510	$190,248	$142,728	$181,367

Expenses Before Waivers and Reimbursements(b)	0.32%	0.39%	0.34%	0.28%	0.35%

Expenses After Waivers and Reimbursements	0.32%	0.39%	0.34%	0.28%	0.35%

Net Investment Income After Waivers and Reimbursements	1.25%	0.90%	1.22%	1.04%	1.52%

Portfolio Turnover Rate	81%	64%	88%	125%	102%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)

Expense ratios are significantly lower than in other past periods, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY

	Year Ended June 30

	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$29.31	$46.46	$22.06	$24.16	$32.13

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.02)	0.19	0.16	(0.02)	0.28
Net Realized and Unrealized Gain (Loss)	2.69	(9.11)	24.24	(1.80)	(5.14)

Total from Investment Operations	2.67	(8.92)	24.40	(1.82)	(4.86)

Less Distributions to Shareholders from:

Net Investment Income	–	(0.24)	–	(0.28)	(0.01)

Net Realized Gain	(4.71)	(7.99)	–	–	(3.10)

Total Distributions	(4.71)	(8.23)	–	(0.28)	(3.11)

Net Asset Value, End of Year	$27.27	$29.31	$46.46(b)	$22.06	$24.16

Total Return	10.37%	(21.04%)	110.61%	(7.63%)	(14.48%)

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$82,395	$78,488	$109,592	$57,511	$74,005

Expenses Before Waivers and Reimbursements	1.20%	1.15%	1.19%	1.32%	1.21%

Expenses After Waivers and Reimbursements	1.20%	1.15%	1.19%	1.32%	1.21%

Net Investment Income (Loss) After Waivers and Reimbursements	(0.06%)	0.50%	0.48%	(0.09%)	1.00%

Portfolio Turnover Rate	74%	109%	82%	104%	93%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

76	Annual Report | June 30, 2023

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY MARKET

	Year Ended June 30

	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$10.83	$19.61	$9.96	$11.34	$15.81

Income from Investment Operations:
Net Investment Income(a)	0.09	0.13	0.13	0.13	0.11
Net Realized and Unrealized Gain (Loss)	(0.10)	(5.43)	9.98	(1.36)	(2.93)

Total from Investment Operations	(0.01)	(5.30)	10.11	(1.23)	(2.82)

Less Distributions to Shareholders from:

Net Investment Income	(0.11)	(0.12)	(0.14)	(0.15)	(0.08)

Net Realized Gain	(0.11)	(3.39)	(0.35)	–	(1.57)

Total Distributions	(0.22)	(3.51)	(0.49)	(0.15)	(1.65)

Paid-in Capital from Redemption Fees(a)	0.00(b)	0.03	0.03	0.00(b)	0.00(b)

Net Asset Value, End of Year	$10.60	$10.83	$19.61	$9.96	$11.34

Total Return	(0.01%)(c)	(30.38%)(c)	103.83%	(10.99%)(c)	(16.98%)(c)

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$184,604	$189,304	$386,516	$150,054	$236,371

Expenses Before Waivers and Reimbursements	0.78%	0.78%	0.75%	0.82%	0.77%

Expenses After Waivers and Reimbursements	0.75%	0.75%	0.75%	0.75%	0.75%

Net Investment Income After Waivers and Reimbursements	0.88%	0.85%	0.83%	1.27%	0.84%

Portfolio Turnover Rate	58%	47%	52%	51%	38%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP VALUE

	Year Ended June 30

	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$32.79	$36.49	$16.52	$20.24	$29.60

Income from Investment Operations:
Net Investment Income(a)	0.53	0.15	0.12	0.19	0.47
Net Realized and Unrealized Gain (Loss)	3.16	(2.12)	20.05	(3.40)	(5.72)

Total from Investment Operations	3.69	(1.97)	20.17	(3.21)	(5.25)

Less Distributions to Shareholders from:

Net Investment Income	(0.33)	(0.10)	(0.20)	(0.51)	(0.74)

Net Realized Gain	–	(1.63)	–	–	(3.37)

Total Distributions	(0.33)	(1.73)	(0.20)	(0.51)	(4.11)

Net Asset Value, End of Year	$36.15	$32.79	$36.49	$16.52	$20.24

Total Return	11.30%	(5.81%)	122.77%	(16.43%)(b)	(17.12%)(b)

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$546,334	$422,713	$290,686	$30,051	$49,652

Expenses Before Waivers and Reimbursements	0.86%(c)	0.83%	0.91%	1.12%	1.00%

Expenses After Waivers and Reimbursements	0.86%(c)	0.83%	0.91%	0.94%	0.94%

Net Investment Income After Waivers and Reimbursements	1.51%	0.42%	0.40%	1.01%	1.97%

Portfolio Turnover Rate	61%	95%	91%	87%	84%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.
(c)	Includes interest expense of 0.01%.

See Notes to Financial Statements.

78	Annual Report | June 30, 2023

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

OMNI SMALL-CAP VALUE

	Year Ended June 30

	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$20.15	$22.03	$11.44	$14.97	$19.83

Income from Investment Operations:
Net Investment Income(a)	0.37	0.28	0.21	0.19	0.20
Net Realized and Unrealized Gain (Loss)	0.67	(1.23)	10.57	(3.56)	(3.61)

Total from Investment Operations	1.04	(0.95)	10.78	(3.37)	(3.41)

Less Distributions to Shareholders from:

Net Investment Income	(0.32)	(0.41)	(0.19)	(0.08)	(0.17)

Net Realized Gain	(3.54)	(0.52)	–	(0.08)	(1.28)

Total Distributions	(3.86)	(0.93)	(0.19)	(0.16)	(1.45)

Net Asset Value, End of Year	$17.33	$20.15	$22.03	$11.44	$14.97

Total Return(b)	5.04%	(4.65%)	94.92%	(22.82%)	(16.82%)

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$1,119,720	$1,158,941	$1,271,035	$828,480	$989,015

Expenses Before Waivers and Reimbursements	0.66%	0.66%	0.68%	0.72%	0.70%

Expenses After Waivers and Reimbursements	0.47%	0.47%	0.47%	0.54%	0.60%

Net Investment Income After Waivers and Reimbursements	1.93%	1.25%	1.29%	1.46%	1.21%

Portfolio Turnover Rate	38%	30%	21%	43%	29%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

MANAGED VOLATILITY

	Year Ended June 30

	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$15.66	$17.13	$15.56	$15.05	$15.75

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.26	(0.01)	(0.01)	0.12	0.16
Net Realized and Unrealized Gain (Loss)	1.56	(1.28)	2.35	0.55	0.06

Total from Investment Operations	1.82	(1.29)	2.34	0.67	0.22

Less Distributions to Shareholders from:

Net Investment Income	(0.05)	–	–	(0.16)	(0.31)

Net Realized Gain	(0.93)	(0.18)	(0.77)	–	(0.61)

Total Distributions	(0.98)	(0.18)	(0.77)	(0.16)	(0.92)

Net Asset Value, End of Year	$16.50	$15.66	$17.13	$15.56	$15.05

Total Return(b)	12.00%	(7.62%)	15.33%	4.45%	1.74%

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$30,736	$28,639	$36,160	$29,383	$30,657

Expenses Before Waivers and Reimbursements	1.26%	1.19%	1.21%	1.27%	1.24%

Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%

Net Investment Income (Loss) After Waivers and Reimbursements	1.60%	(0.08%)	(0.07%)	0.77%	1.06%

Portfolio Turnover Rate	45%	66%	41%	68%	69%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

80	Annual Report | June 30, 2023

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

1.	Organization

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Bridgeway is organized as a series fund, with six investment funds as of June 30, 2023.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2023, 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Aggressive Investors 1, Ultra-Small Company Market, Small-Cap Value and Omni Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

The Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three-year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Value, and Omni Small-Cap Value Funds seek to provide a long-term total return-on-capital, primarily through capital appreciation.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, LLC (the “Adviser”) is the investment adviser for all of the Funds.

2.	Significant Accounting Policies:

Following is a summary of significant accounting policies that are followed in the preparation of the financial statements of the Funds. They are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures, and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) system, the securities are valued based on the Nasdaq Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of Nasdaq traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis that incorporates market observable data such as reported sales of similar securities, broker quotes, bids, offers and current market quotations by a pricing service. Options are valued at the close if there is trading volume, and if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

make all necessary determinations of fair value. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 – quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Adviser does not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations, or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain US Government and sovereign obligations, most government agency securities, investment-grade corporate bonds, and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

●	Level 3 – significant unobservable inputs (including the Adviser’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Adviser uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Adviser in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Adviser in the absence of market information. Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2023 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

82	Annual Report | June 30, 2023

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Funds or the borrower at any time. During the year ended June 30, 2023 the Managed Volatility Fund did not have any securities lending transactions.

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of June 30, 2023:

				Gross Amount Not Offset in the Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount

Aggressive Investors 1
Securities lending	$26,100	$–	$26,100	$–	$26,100	$–
Ultra-Small Company
Securities lending	$12,803,018	–	$12,803,018	–	$12,803,018	–
Ultra-Small Company Market
Securities lending	$22,935,673	–	$22,935,673	–	$22,935,673	–
Small-Cap Value
Securities lending	$10,286,466	–	$10,286,466	–	$10,286,466	–
Omni Small-Cap Value
Securities lending	$16,593,323	–	$16,593,323	–	$16,593,323	–

[1]	Securities loaned with a value of $ 4,668, $519,300, and $ 238,161 in Ultra-Small Company, Small-Cap Value, and Omni Small-Cap Value have been sold and are pending settlement on June 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range	Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan

Aggressive Investors 1
Securities lending	U.S.Gov’t Obligations	0.13%- 5.31%	07/15/23- 08/15/48	$3,026,372	$26,100	$3,052,472	$2,999,338
Ultra-Small Company
Securities lending	U.S.Gov’t Obligations	0.13%- 5.31%	07/15/23- 08/15/48	$735,284	$12,803,018	$13,538,302	$13,216,061
Ultra-Small Company Market
Securities lending	U.S.Gov’t Obligations	0.13%- 5.52%	09/15/23- 02/15/52	$2,228,962	$22,935,673	$25,164,635	$24,155,188
Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.13%- 5.52%	07/15/23- 02/15/52	$6,982,869	$10,286,466	$17,269,335	$16,907,305
Omni Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00%- 5.52%	07/15/23- 08/15/52	$36,261,198	$16,593,323	$52,854,521	$51,279,343

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2023, the collateral consisted of an institutional government money market fund and US Government Obligations.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in its custody account, maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit. Additionally, deposits with brokers may, at times, exceed the SIPC insurance limit.

Sector Concentration Risk Companies with similar characteristics may be grouped together in broad categories called sectors. Although each Fund seeks investments across a number of sectors, from time to time, based on economic conditions, each Fund may have significant positions in particular sectors. A certain sector may underperform other sectors or the market as a whole. As more assets are held in a specific sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

As of June 30, 2023, Funds with net assets of 25% or greater in a particular sector was as follows:

Fund	Sector	% Net Assets at June 30, 2023
Ultra-Small Company Fund	Health Care	25.99%
Ultra-Small Company Market Fund	Health Care	30.73%
Small-Cap Value Fund	Financials	25.18%
Omni Small-Cap Value Fund	Financials	32.84%

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds, futures, and call and put options. Such investments are exposed to risks, such as interest rate, market, and credit risks. Due to the risks involved, it

84	Annual Report | June 30, 2023

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income, and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly as related to the Managed Volatility Fund, discounts and premiums are accreted/amortized using the effective interest method. Income from the securities lending program is recorded when earned from the securities lending agent and reflected in the Statement of Operations under “Securities lending.”

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives The Funds’ use of derivatives for the year ended June 30, 2023 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities

Equity Risk
Managed Volatility:
Written Put Options	–	$132,346	Put options written at value
Written Call Options	–	276,609	Call options written at value

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Managed Volatility:
Written Options	$1,024,942		Realized Gain (Loss) on Written Options Change in Unrealized Appreciation (Depreciation) on Written Options Realized Gain (Loss) on Futures Contracts

		$116,035
Futures Contracts	$52,200	–

The derivative instruments outstanding as of June 30, 2023, as disclosed in the Schedule of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended June 30, 2023, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or US Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the

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June 30, 2023

value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2023, the Funds had no open futures contracts.

Options The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Managed Volatility Fund may write call options on a covered basis; that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

Outstanding written options as of June 30, 2023 for the Managed Volatility Fund are included in the Schedule of Investments.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3.	Advisory Fees and Other Related Party Transactions:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1 Fund and Small-Cap Value Fund each have management fees that are comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance adjustment, which adjusts the fee upward or downward depending on a Fund’s performance relative to the applicable market index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this performance period.

Because the performance adjustment is based on a Fund’s performance relative to the applicable market index, and not the Fund’s absolute performance, the performance adjustment could increase the Adviser’s fee even if the Fund’s shares lose value over the performance period, provided that the Fund outperformed its market index, or could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance period, provided that the Fund underperformed its market index. Also, depending on a Fund’s performance relative to the applicable market index over the rolling five-year performance period, the performance adjustment could increase the Adviser’s fee even if the Fund has experienced underperformance

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

relative to its market index in the short-term, or could decrease the Adviser’s fee even if the Fund has experienced outperformance relative to its market index in the short-term. However, no performance fee adjustment will be applied to the Adviser’s fee if the cumulative difference between a Fund’s performance and that of the applicable market index is less than or equal to 2% over the rolling five-year performance period.

Additionally, because the base fee is applied to average annual net assets, and the performance adjustment is calculated over a rolling five-year performance period, it is possible that if a Fund underperforms the applicable market index significantly over the performance period, and the Fund’s assets have declined significantly over that performance period, the negative performance adjustment may exceed the base fee. In this event, the Adviser would make a payment to the Fund.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any net assets in excess of $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Value Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund Performance and the Index performance is less than or equal to 2%.

Omni Small-Cap Value Fund: The Fund’s advisory fee is a flat 0.45% of the value of average daily net assets, computed daily and payable monthly. Prior to April 1, 2023, the advisory fee was 0.50%.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each

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June 30, 2023

Fund, for the year ended June 30, 2023. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ended 06/30/23

Aggressive Investors 1	1.75%	$–
Ultra-Small Company	1.85%	–
Ultra-Small Company Market	0.75%	58,349
Small-Cap Value	0.94%	–
Omni Small-Cap Value*	0.47%	2,244,593
Managed Volatility	0.94%	94,060

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser to meet the expense limitation for each fiscal year provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Fund to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Omni Small-Cap Value Fund has recoupable expenses of $2,244,593, $ 755,915 and $ 836,967, which expire no later than June 30, 2026, June 30, 2025 and June 30, 2024, respectively.

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews a report on inter-portfolio trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2023 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Ultra-Small Company	$ 7,389,423	$8,092,653
Ultra-Small Company Market	8,431,658	8,149,594
Small-Cap Value	11,843,121	6,481,550
Omni Small-Cap Value	36,694,566	38,702,987

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds, including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds;(iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser was paid an annual aggregate fee of $150,000, payable in equal monthly installments. Effective July 1, 2023 the Adviser is paid an annual aggregate fee of $130,000. For the allocation of this expense to each of the Funds, please see the Statements of Operations.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, Independent Directors are paid $14,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4.	Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated September 30, 2021. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5.	Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2023 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$–	$116,018,974	$–	$123,147,503
Ultra-Small Company	–	59,626,861	–	64,546,255
Ultra-Small Company Market	–	109,815,108	–	113,474,390
Small-Cap Value	–	401,410,024	–	318,282,753
Omni Small-Cap Value	–	450,428,953	–	526,479,443
Managed Volatility	–	8,255,628	–	7,998,246

6.	Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2023, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$23,969,931	$15,498,421	$43,181,634
Gross depreciation (excess of tax cost over value)	(6,916,282)	(17,866,317)	(39,852,013)
Net unrealized appreciation (depreciation)	$17,053,649	$(2,367,896)	$3,329,621
Cost of investments for income tax purposes	$133,697,193	$96,941,039	$203,652,325

	Small-Cap Value	Omni Small-Cap Value	Managed Volatility
Gross appreciation (excess of value over tax cost)	$66,829,089	$264,940,754	$8,505,360
Gross depreciation (excess of tax cost over value)	(60,623,038)	(88,597,498)	(209,489)
Net unrealized appreciation	$6,206,051	$176,343,256	$8,295,871
Cost of investments for income tax purposes	$557,620,154	$959,590,566	$20,530,876

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

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June 30, 2023

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2023 and June 30, 2022 respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Distributions paid from:
Ordinary Income	$2,003,138	$1,913,699	$–	$4,776,033
Long-Term Capital Gain	–	14,127,616	12,509,632	14,127,123
Total	$2,003,138	$16,041,315	$12,509,632	$18,903,156

	Ultra-Small Company Market		Small-Cap Value
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Distributions paid from:
Ordinary Income	$1,949,150	$1,841,115	$5,499,665	$12,576,425
Long-Term Capital Gain	1,992,833	51,783,834	792,604	5,954,069
Total	$3,941,983	$53,624,949	$6,292,269	$18,530,494

	Omni Small-Cap Value		Managed Volatility
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Distributions paid from:
Ordinary Income	$20,509,847	$22,971,027	$95,249	$146,278
Long-Term Capital Gain	210,597,017	29,237,911	1,675,841	184,092
Total	$231,106,864	$52,208,938	$1,771,090	$330,370

Components of Accumulated Earnings As of June 30, 2023, the components of accumulated earnings on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income	$–	$–	$1,680,293
Capital Loss Carryovers	(5,082,183)	–	(5,169,702)
Accumulated Net Realized Gain on Investments	–	4,092,357	–
Post October Losses Deferred*	(4,126,578)	–	(21,198,469)
Other Temporary Differences	–	–	–
Net Unrealized Appreciation (Depreciation) of Investments**	17,053,584	(2,367,897)	3,329,655
Total	$7,844,823	$1,724,460	$(21,358,223)

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

	Small-Cap Value	Omni Small-Cap Value	Managed Volatility
Accumulated Net Investment Income	$2,401,382	$8,359,265	$694,061
Capital Loss Carryovers	–	–	–
Accumulated Net Realized Gain on Investments	9,543,346	72,952,177	206,801
Post October Losses Deferred*	–	–	–
Other Temporary Differences	–	–	(7,876)
Net Unrealized Appreciation of Investments	6,206,051	176,343,256	8,295,870
Total	$18,150,779	$257,654,698	$9,188,856

*

Includes Post October Losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2024. The Aggressive Investors 1 Fund has elected to defer qualified short term and long term capital gains (losses) of $(4,126,578). The Ultra-Small Company Market Fund has elected to defer qualified short term and long term capital gains (losses) of $(21,198,469). The Ultra-Small Company, Small-Cap Value, Omni Small-Cap Value and Managed Volatility Funds have no deferred qualified ordinary late-year losses, short term capital losses or long term capital losses. As of June 30, 2023 Aggressive Investors 1 Fund and Ultra-Small Company Market Fund had non-expiring short term capital loss carryforwards of $5,082,183 and $5,169,702 respectively.

**

The differences between Net Unrealized Appreciation (Depreciation) of Investments on a book versus tax basis for the Aggressive Investors 1 Fund and Ultra-Small Company Market Fund are ($65) and $34 respectively. The differences are due to the valuation of foreign denominated receivables and payables.

For the fiscal year June 30, 2023, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-In Capital	$(211,988)	$(1,825)	$–
Distributable Earnings	211,988	1,825	–

	Increase (Decrease)
	Small-Cap Value	Omni Small-Cap Value	Managed Volatility
Paid-In Capital	$1,398,490	$12,409,513	$–
Distributable Earnings	(1,398,490)	(12,409,513)	–

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of dividends paid for tax purposes, excess distributions and the write-off of unused net operating loss.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7.	Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until October 6, 2023. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.10% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The

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June 30, 2023

facility fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the year ended June 30, 2023, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	4.80%	$354,135	37	$1,747	$1,132,000
Ultra-Small Company	5.65%	263,158	19	785	474,000
Ultra-Small Company Market	4.77%	568,774	53	3,994	2,022,000
Small-Cap Value	4.55%	2,360,754	61	18,187	5,823,000
Omni Small-Cap Value	5.45%	3,348,630	27	13,699	13,500,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2023, Omni Small-Cap Value Fund had loans outstanding in the amount of $5,270,000, exclusive of interest payable on the loans.

8.	Redemption Fees

In Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9.	Reorganization

On September 22, 2021, the shareholders of the Small-Cap Growth Fund approved a Plan of Reorganization between the Small-Cap Growth Fund and Small-Cap Value Fund providing for (i) the conversion of the shares of the Small-Cap Growth Fund into shares of the Small-Cap Value Fund and (ii) the transfer to the Small-Cap Value Fund of all of the property and assets of the Small-Cap Growth Fund. The acquisition was accomplished by a tax free exchange of 870,985 shares of Small-Cap Value Fund (valued at $31,498,261) for all 1,005,587 shares outstanding of the Small-Cap Growth Fund on September 24, 2021. The investment portfolio of Small-Cap Growth Fund with a fair value of $31,605,638 and a cost basis of $23,454,026 was the principal asset acquired by the Small-Cap Value Fund. For financial reporting purposes, assets received and shares issued by Small-Cap Value were recorded at fair value; however, the cost basis of the investments received from Small-Cap Growth Fund was carried forward to align ongoing reporting of Small-Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Small-Cap Growth Fund’s net assets at that date ($31,498,261), including $8,151,612 of unrealized appreciation, were combined with those of Small-Cap Value Fund. The aggregate net assets of Small-Cap Value Fund immediately before the acquisition were $307,363,287. All costs (except for brokerage costs) associated with the Plan of Reorganization were paid by the Adviser.

10.	Change in Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) served as the independent registered public accounting firm for the Funds to audit the financial statements for the fiscal year ended June 30, 2022. On March 13, 2023, BBD sent a letter of cessation to the SEC indicating that BBD would no longer be serving as auditor. This letter was sent as a result of the Investment Management Group of BBD being acquired by Cohen & Company, Ltd (“Cohen”).

On May 25, 2023 the Audit Committee of the Board of Directors recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ending June 30, 2023.

The report of BBD on the financial statements of the Funds for the fiscal year ended June 30, 2022, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2023

In connection with the Funds’ audit for the fiscal year ended June 30, 2022, there were no disagreements, if not resolved to the satisfaction of BBD, that would have caused them to make reference to in their report on the financial statements for such period.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2023

To the Shareholders and Board of Directors of

Bridgeway Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bridgeway Funds, Inc. comprising Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Value Fund, Omni Small-Cap Value Fund, and Managed Volatility Fund (the “Funds”) as of June 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended June 30, 2022, and prior, were audited by other auditors whose reports dated August 25, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

August 25, 2023

94	Annual Report | June 30, 2023

OTHER INFORMATION

June 30, 2023 (Unaudited)

1.	Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders, based upon each Fund’s income and distributions for the taxable year ended June 30, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2023 All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations there under.

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Corporate Dividends Received Deduction	85.78%	0.00%	100.00%
Qualified Dividend Income	93.55%	0.00%	100.00%
Qualified Interest Related Dividends	0.69%	0.00%	0.12%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%

	Small-Cap Value	Omni Small-Cap Value	Managed Volatility
Corporate Dividends Received Deduction	89.04%	92.03%	37.33%
Qualified Dividend Income	100.00%	100.00%	38.05%
Qualified Interest Related Dividends	1.32%	0.31%	37.73%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	31.26%

US Government Income represents the amount of interest that was derived from direct US Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2023, the Funds paid distributions from ordinary income and long-term capital gain that included equalization debits summarized below:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Ordinary Income Distributions	$ 2,003,138	$ —	$ 1,949,150
Long-Term Capital Gain Distributions	—	12,509,632	1,992,833

	Small-Cap Value	Omni Small-Cap Value	Managed Volatility
Ordinary Income Distributions	$ 5,499,665	$ 20,509,847	$ 95,249
Long-Term Capital Gain Distributions	792,604	210,597,017	1,675,841

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2.	Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2023 are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov.

3.	Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4.	Liquidity Risk Management Program Review

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Each series (the “Funds”) of Bridgeway Funds, Inc. (the “Company”) has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Company’s Board of Directors (the “Board”) has designated the Liquidity Risk Management Committee (“LRMC”) of Bridgeway Capital Management, LLC, the investment adviser to the Funds, as the Program Administrator for each Fund. As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio investments into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid investments that are assets (“Illiquid Assets”). The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid Assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls (i.e., instances when the percentage of a Fund’s net assets in Highly Liquid investments is below the Fund’s current HLIM), including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the LRMC considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements or other funding sources. Classification of the Fund’s portfolio investments into one of the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not currently required to establish an HLIM.

At a meeting of the Company’s Board held on February 9, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy, and effectiveness of its implementation for the annual period from December 1, 2021 through November 30, 2022 (the “Reporting Period”). In its report to the Board, the Program Administrator concluded that the Program is reasonably designed to comply with the Liquidity Rule, to assess

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and manage liquidity risk of each Fund, was implemented adequately and effectively and operated for each Fund during the Reporting Period and each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Fund.

There can be no assurance that in the future the Program will achieve its objectives of reducing the risk that the Funds will be unable to meet their redemption obligations and mitigating the dilution of the interests of Fund shareholders. Please refer to the Funds’ Statement of Additional Information for more information regarding the Funds’ exposure to liquidity risk and other risks to which the Funds may be subject.

5.	Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, LLC (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board” or “Directors”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the quality of services and support provided to each fund by the Adviser, the Adviser’s compliance program, including the effectiveness of its implementation, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 25, 2023, the Board, including a majority of the Independent Directors, met (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel to the Independent Directors (“Independent Legal Counsel”) and others to consider information bearing on the continuation of the Management Agreement with respect to the following funds of the Company: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Value Fund, Omni Small-Cap Value Fund and Managed Volatility Fund (each a “Fund” and together, the “Funds”).

In reaching its decisions regarding the renewal of the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

•

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge, an independent provider of investment company data;

•	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

•	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

•	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

•	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect

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these economies of scale for the benefit of Fund investors; and

•	any potential “fall-out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors met with Independent Legal Counsel to review such information and materials prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

Although the Management Agreement for all of the Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

•

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

•	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

•	the Adviser’s risk assessment and management process;

•	the Adviser’s representation that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefit of research services provided by broker-dealers; and

•	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds.

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Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent six-month, one-year, three-year, five-year, ten-year and fifteen-year periods ended December 31, 2022, as applicable, as well as Fund performance compared with its benchmark for one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022. The Board considered the Adviser’s representation that the differences in the performance of the similarly managed accounts (if any) and Fund performance were within ranges that the Adviser expects for the relevant accounts/Funds given, for example, differences in cash flows, investment restrictions, account size and tax management practices.

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and investment performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one-year period”) and the annualized total returns over the most recent three calendar year period (“three-year period”), five calendar year period (“five-year period”) and ten calendar year period (“ten-year period”). With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information as of December 31, 2022 provided by the Adviser and from Broadridge:

•

With regard to the Aggressive Investors 1 Fund, the Fund’s performance was in the fifth quintile for the one-year, three-year, five-year and ten-year periods. The Fund outperformed its primary benchmark for the since inception period, while it underperformed its primary benchmark for the one-year, three-year, five-year and ten-year periods. The Board considered the Adviser’s explanation that the Fund’s smaller size and deeper value tilt had detracted from the Fund’s relative performance. The Board also took into account that the Adviser had implemented certain updates over the course of 2022 and that the Fund’s performance was considered in line with its design. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

•

With regard to the Ultra-Small Company Fund, the Fund’s performance was in first quintile compared to its Peer Group for the one-year, three-year and five-year periods, and in the fourth quintile for the ten-year periods. The Fund outperformed its primary benchmark for the one-year, three-year and five-year periods, while it underperformed its primary benchmark for the ten-year period. The Board considered the Adviser’s explanation that the Fund was compared against all small cap funds, not just small cap core funds, which made the Fund’s relative performance appear more negative given the recent small-cap value outperformance. The Board also took into account continued efforts to reduce transaction costs and that the Fund’s performance was considered in line with its design. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Ultra-Small Company Market Fund, the Fund’s performance was in the fourth quintile for the one-year and ten-year periods, in the third quintile for the three-year period, and in the fifth quintile for the five-year period. The Fund underperformed its primary benchmark for the one-year, five-year and ten-year periods, while it outperformed its primary benchmark for the three-year period. The Board considered the Adviser’s explanation that the variability in the Fund’s performance relative to peers is expected and largely explained by the market capitalization differences between the ultra-small cap nature of the Fund and the other small-cap funds in its Peer Group as well as by the inherent value tilt of the CRSP 10 Index relative to small-cap peers in general. The Board also took into account that the Fund’s performance was considered in line with its design. Based on their review, the Directors concluded that the Fund’s performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

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•

With regard to the Small-Cap Value Fund, the Fund’s performance was in the second quintile of its Peer Group for the one-year period, while the Fund’s performance was in the first quintile for the three-year, five-year and ten-year periods, as compared with its Peer Group. The Fund outperformed its primary benchmark over the one-year, three-year, five-year, ten-year and since-inception periods. The Board also took into account that the Fund’s recent performance was considered to be in line with its design. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Omni Small-Cap Value Fund, the Fund’s performance was in the first quintile of its Peer Group for the one-year, three-year, five-year and ten-year periods. The Fund outperformed its primary benchmark for the one-year, three-year, five-year, ten-year and since-inception periods. The Board took into account that the Fund’s performance was considered to be in line with its design. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Managed Volatility Fund, the Fund’s performance was in the first quintile of its Peer Group for the one-year period, in the second quintile for the three-year period, and in the fourth quintile for the five-year period (Broadridge did not provide ten-year quintile information). The Fund outperformed its primary benchmark for the one-year period, and underperformed its benchmark for the three-year, five-year, ten-year and since-inception periods. The Board considered the Adviser’s explanation that the Fund is not designed to outperform its primary benchmark, but instead is designed to capture market return while limiting volatility. The Board also took into account that the Fund continues to perform as designed over longer time horizons. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in most cases, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

With respect to management fee differences between the Funds and other investment company clients of the Adviser, the Board considered that, unlike the Funds, the Adviser serves as a sub-adviser to the other investment company clients, which generally requires the Adviser to furnish fewer services than the services it provides to the Funds. The Board also considered the fees charged to other investment company clients of the Adviser, as well as the Adviser’s representation that for certain Funds, the Adviser did not manage comparable investment companies.

With respect to management fee differences between the Funds and other non-investment company clients of the Adviser, the Board considered that: (i) the management fee charged to the Ultra-Small Company Market Fund is lower than that charged to comparable clients; (ii) the asset-based management fee charged to the Aggressive Investors 1 Fund is higher than that charged to comparable clients, while the Fund’s performance fee rate is significantly lower than the performance fee rate charged to comparable clients (and there are other differences in the performance fee calculations); (iii) the management fee charged to the Small-Cap Value Fund is higher than that charged to one comparable separate account at all asset levels while the Fund’s management fee is equal to the management fee for another comparable separate account on assets over $100 million but it is lower for assets below $100 million; and (iv) the Adviser had no advisory clients comparable to the other Funds.

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The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (excluding any performance fees and using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers and any performance fees, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers and performance fees, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses. In particular, the Board considered the following:

•

The Aggressive Investors 1 Fund’s contractual management fee was in the fifth quintile of its Peer Group (excluding the performance fee) and the Fund’s actual management fees and actual total expenses (factoring in the performance fee) were each in the first quintile of its Peer Group. The Board also considered the impact of the Fund’s performance fee on the fee comparisons.

•

With respect to the Ultra-Small Company Fund, the Board considered that the Fund’s contractual management fees, actual management fees and total expense ratio were each in the third quintile of its Peer Group. The Board took into account that the Fund’s total expenses, which included the actual management fee, were below the median of its Peer Group.

•

With respect to the Managed Volatility Fund, the Board considered that the Fund’s contractual management fee was in the second quintile of its Peer Group and the Fund’s actual management fee and actual total expenses were each in the first quintile of its Peer Group

•

With respect to the Ultra-Small Company Market Fund, Small-Cap Value Fund and the Omni Small-Cap Value Fund, the Board considered that each Fund was in the first quintile of its applicable Peer Group for the contractual management fee, actual management fee and total expense ratio. The Board also considered the impact of the performance fee arrangement on actual management fees for the Small-Cap Value Fund.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain asset percentage levels. The Board also took into account that the Adviser had recently reduced its advisory fee for the Omni Small-Cap Value Fund and also had contractually agreed to lower the Fund’s expense limitation through November 1, 2024.

The foregoing comparisons assisted the Board in determining to approve the continuance of the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31,

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2019, December 31, 2020, December 31, 2021 and December 31, 2022. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating certain Funds at a loss but that the Adviser had the resources necessary to continue providing the same level of services to those Funds. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, on a Fund-by-Fund basis, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules although neither Fund is at a size currently to benefit from such breakpoints. With respect to Ultra-Small Company Market Fund and Managed Volatility Fund, the Board considered the Adviser’s representation that it believes that neither Fund will produce significant economies of scale because each Fund involves intensive and time-consuming portfolio and trading management, and as a result, neither Fund has breakpoints in its management fee schedule. Lastly, although the Small-Cap Value Fund, Omni Small-Cap Value Fund and Managed Volatility Fund do not have fee breakpoints in their management fee schedules, the Board considered the Adviser’s explanation that these Funds were priced low relative to their respective Peer Groups and ahead of the economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall-out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefit of research services provided by broker-dealers. In addition, the Board took into account that the Adviser receives administrative service fees from the Funds in exchange for providing certain administrative services to the Funds. The Board concluded that the “fall-out” or ancillary benefits accruing to Adviser by virtue of its relationship with the Funds appeared to be reasonable.

* * * * *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

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DISCLOSURE OF FUND EXPENSES

June 30, 2023 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2023 and held until June 30, 2023.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/23	Ending Account Value at 6/30/23	Expense Ratio	Expenses Paid During Period* 1/1/23 - 6/30/23

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$1,125.00	0.35%	$1.84
Hypothetical Fund Return	$1,000.00	$1,023.06	0.35%	$1.76

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,066.90	1.19%	$6.10
Hypothetical Fund Return	$1,000.00	$1,018.89	1.19%	$5.96

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,034.20	0.75%	$3.78
Hypothetical Fund Return	$1,000.00	$1,021.08	0.75%	$3.76

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,041.20	0.88%	$4.45
Hypothetical Fund Return	$1,000.00	$1,020.43	0.88%	$4.41

Bridgeway Omni Small-Cap Value Fund
Actual Fund Return	$1,000.00	$984.10	0.47%	$2.31
Hypothetical Fund Return	$1,000.00	$1,022.46	0.47%	$2.36

Bridgeway Managed Volatility Fund
Actual Fund Return	$1,000.00	$1,065.20	0.94%	$4.81
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

bridgewayfunds.com	103

DISCLOSURE OF FUND EXPENSES (continued)

June 30, 2023 (Unaudited)

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

104	Annual Report | June 30, 2023

DIRECTORS & OFFICERS

June 30, 2023 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 68	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Six	None

Miles Douglas Harper, III* Age 60	Director	Term: 1 Year Length: 1994 to Present.	Retired; formerly Partner, Carr, Riggs & Ingram, LLC, 2013 to June 2022.	Six	Calvert Funds (42 Portfolios)

Evan Harrel Age 62	Director	Term: 1 Year Length: 2006 to Present.	Chief Operating Officer, Center for Compassionate Leadership since January 2020; Independent Consultant, 2016 to January 2020.	Six	None

bridgewayfunds.com	105

DIRECTORS & OFFICERS (continued)

June 30, 2023 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 67	Vice President and Director	Term: 1 Year Length: 1993 to Present.	President and CEO, Bridgeway Capital Management, since March 2023. Chairman, Bridgeway Capital Management, 2010 to February 2023; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.	Six	None

106	Annual Report | June 30, 2023

DIRECTORS & OFFICERS (continued)

June 30, 2023 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 65	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, since 2000.	N/A	None

Deborah L. Hanna Age 58	Secretary, Treasurer, and Chief Compliance Officer	Term: 1 Year Length: Secretary, 2007 to Present; Treasurer and Chief Compliance Officer, 2020 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Ann Srubar Age 55	Vice President	Term: 1 Year Length: April 2023 to Present.	Staff member, Bridgeway Capital Management, since 2018.	N/A	None

Linda G. Giuffre Age 61	President	Term: 1 Year Length: April 2023 to Present.	Chief Compliance Officer, Bridgeway Capital Management, since 2004. Chief Operating Officer, Bridgeway Capital Management, since 2020; Staff member, Bridgeway Capital Management since 2004.	N/A	None

*	Independent Chairman
[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.
[2]	John Montgomery is chairman, director and majority shareholder, and control person of Bridgeway Investments, Inc., which is the immediate parent company of the Adviser.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 800-661-3550.

bridgewayfunds.com	107

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 534435

Pittsburgh, PA 15253-4435

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at ww.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

(b) Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

The Bridgeway Funds, Inc. Principal Executive and Financial Officer’s Code of Ethics was amended on April 1, 2023 to revise Exhibit A, Persons Covered by the Code of Ethics. The amended Code of Ethics is filed as an Exhibit to Item 13(a)(1).

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $192,000 for the fiscal year ended June 30, 2023 and $192,000 for the fiscal year ended June 30, 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2023 and $0 for the fiscal year ended June 30, 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,700 for the fiscal year ended June 30, 2023 and $20,700 for the fiscal year ended June 30, 2022. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2023 and $0 for the fiscal year ended June 30, 2022.

(e) (1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X are as follows:

No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2023 and $0 for the fiscal year ended June 30, 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Linda Giuffré
Linda Giuffré, President and Principal Executive Officer
(principal executive officer)

Date September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Linda Giuffré
Linda Giuffré, President and Principal Executive Officer
(principal executive officer)

Date September 5, 2023

By (Signature and Title)*	/s/ Deborah L. Hanna
Deborah L. Hanna, Treasurer and Principal Financial Officer
(principal financial officer)

Date September 5, 2023

* Print the name and title of each signing officer under his or her signature.